UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Name and address of agent for service)

(800) 331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

SEMI-ANNUAL
REPORT

INTERNATIONAL EQUITY FUND
GLOBAL EQUITY FUND
GLOBAL EQUITY INCOME FUND
EMERGING MARKETS VALUE FUND
INTERNATIONAL SMALL CAP EQUITY FUND
SMALL CAP VALUE FUND
CORE PLUS FIXED INCOME FUND
For the six months ended March 31, 2020
Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://www.brandesfunds.com/literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-395-3807, sending an e-mail request to info@brandesfunds.com, or by enrolling at http://www.brandesfunds.com/literature.html.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-395-3807 or send an email request to info@brandesfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Dear Shareholders,
On behalf of the entire Brandes family, we extend our deepest wish that you and your families are safe and healthy. We hope that the extraordinary measures that people across the world are taking to combat COVID-19 will be successful and that the damage—loss of life, illness, anxiety and economic downturn—will be minimized. We recognize the amazing work of front-line healthcare workers all over the world and acknowledge that the vulnerable in our societies will be impacted disproportionately by this crisis. We are proud of our colleagues, many of whom are doing their part to support front-line healthcare workers and the philanthropic entities providing food to those in need in the five communities around the world where we have offices.
Our People and Our Business
Q1 2020 is one that none of us will ever forget. In early March, one of our colleagues remarked that suddenly the word unprecedented did not seem “unprecedented” enough. Indeed, unprecedented seems less than adequate to describe the health and economic impacts of COVID-19, the simultaneous oil price shock and the resulting dramatic market sell-off.
Our firm response has been swift and effective. We moved quickly to implement elements of our Business Continuity Plan and our workforce has been working remotely for the better part of a month. We are staying in close contact with each other and are ready to redistribute work responsibilities if staff members or their families are further impacted by the virus.
As you know, we employ a team-based approach to managing the Brandes Funds which provides an important benefit during this difficult period—simply put, our long-standing structure means we are far less susceptible to “key person” risk. Our investment committees are now working 100% remotely and practicing physical distancing.
We are also pleased to report that our key operational partners are also meeting the challenge and are accomplishing the various business requirements we established in our relationships with them.
The Investment Environment
Our firm was born in 1974 and forged out of the market experiences of the late 1960’s and early ‘70’s. Keep in mind that in the 1973/74 market correction, the Dow Jones Industrial Average was down over 45% top to bottom.1 The United Kingdom fared

[1]	Source: Yahoo Finance. For the period 01/11/1973 to 12/06/1974. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 blue-chip U.S. stocks.

much worse with the London Stock Exchange’s FT 30 declining 73% top to bottom.2 This was the era known as the “nifty fifties”—a period in which the biggest companies in the world attracted most investment capital. As a result, the prices of those companies were bid up and eventually their stock prices became de-coupled from their fundamentals. As the world tipped into a recession, company fundamentals once again started to matter and a massive sell-off occurred.
That experience influenced how our firm was established. We adopted (and continue to follow) a fundamental, bottom-up approach to valuing businesses. We seek to avoid overpaying for a business and we believe that a consistent focus on business fundamentals leads to long-run investment success. We are always mindful that there can be a significant difference between a good business and a good investment, and we are guided by Benjamin Graham’s lesson on the difference between investing (based on fundamental analysis) and speculation (projecting non-fundamental drivers of price movement).
As we survey the current investment landscape, we see some similarities to other market corrections and crises. We agree with the adage that history does not repeat itself, but it often rhymes. Coming into 2020 we felt that, broadly speaking, valuations were high and that a pull back and/or recession (because it has been a long time since we’ve had the down-side of a business cycle) was possible.
The combination of the unexpected pandemic—including the uncertain duration of the shelter-in-place regime—and lofty valuations for many companies has produced a swift and dramatic market correction and, in our view, a fair amount of indiscriminate selling. We anticipate that as we move forward, and market participants begin to look further into the future, fundamentals will begin to matter again—and we are positioning the Funds for such an outcome.
Thank you for your continued confidence in our firm. We are working hard on your behalf and are confident that the markets will eventually recognize good company fundamentals, which we expect will be reflected in the prices of companies we hold in your Brandes Fund.
Brent V. Woods, CFA
Chief Executive Officer
Brandes Investment Partners

[2]	Source: BBC News, May 6, 2003. The FT 30 index tracks the performance of 30 key stocks in the industrial and commercial sectors of the U.K. stock market.

Mutual fund investing involves risk. Principal loss is possible.
A mutual fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the investment company, and may be obtained by calling 1.800.395.3807 or visiting brandesfunds.com. Read carefully before investing.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
The Brandes Funds are distributed by ALPS Distributors, Inc.

Brandes International Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Equity Fund (Class I Shares) declined 25.24% in the six months ended March 31, 2020. During the same period, the MSCI EAFE Index fell 16.52%.
The COVID-19 event created an especially volatile Q1 2020 with a sell-off that was as swift and widespread as anything we have seen since the global financial crisis. While we recognize that the situation remains fluid and has many unknowns, the sell-off has generally broadened and improved our opportunity set. It has also allowed us to add capital to existing holdings, for which we have seen the largest discrepancy between price and our intrinsic value estimate. The increased valuation discrepancy between value and growth stocks (MSCI EAFE Value vs. MSCI EAFE Growth), the improvement in potential investment opportunities and the significant increase in the portfolio’s average margin of safety have led to a rise in portfolio activity and our optimism about the Fund’s return prospects.
Over the six months ended March 31, 2020, results from a country perspective were hampered the most by holdings in the United Kingdom, France and Mexico. From an industry perspective, Fund holdings in the electrical equipment and household products were positive contributors to performance, while holdings in banks, oil, gas & consumable fuels and media detracted from returns.
Three of the largest individual contributors to performance over this time period were Mitsubishi Tanabe Pharma Corporation (Japanese pharmaceutical firm), Schneider Electric SE (France-based electrical equipment company) and J Sainsbury plc (U.K. food retailer). Conversely, Fibra Uno Administracion SA de CV (Mexican real estate investment trust), Embraer S.A. (Brazil-based regional jet manufacturer) and Engie SA (French utility) were three of the largest detractors from performance.
At the start of 2020, we considered the Brandes International Equity Fund as a fairly balanced portfolio. The portfolio had exposure to both cyclically oriented companies and defensive-oriented businesses, without a significant tilt to either area as our company-by-company analysis led to a variety of different value opportunities instead of one or two broad themes.
Our cyclical exposure consisted of several integrated oil companies, which represented an overweight at the beginning of the year, and a variety of banks and other financials, where we held weights roughly equal to the benchmark’s. We did have exposure to select industrials, consumer discretionary and materials companies, but our allocation was less than that of the benchmark as we were concerned that many cyclicals had been overearning and that balance sheet quality had deteriorated. We believe the cyclical holdings we owned generally exhibited a combination of a strong competitive position in their respective industries, a diversified product mix, a deeply discounted price (relative to our assessment of their fundamentals) and in many cases a balance sheet that would allow them to weather a full market cycle.

Brandes International Equity Fund
On the defensive side, our exposure to utilities, consumer staples and health care were roughly equal weight to the benchmark, although our holding composition looked quite different. Our health care exposure was primarily to global pharmaceutical companies. While our consumer staples exposure mainly comprised European food retailers, the benchmark’s allocation was mostly to beverage, personal products and food products companies, many of which had been trading at premiums well beyond what we believed they deserved. We have held our exposure to several European food retailers for a number of years as we believe they offer upside potential as they restructure and seek to turn around their business amid a difficult competitive environment. Over time, we have pared and added to these holdings as market negativity toward them has ebbed and flowed. In addition to the upside potential from their turnaround plans, these businesses also have several defensive qualities we appreciate, including significant property ownership.
Recent Portfolio Activity
The significant market moves late in Q1 2020 led to a meaningful increase in portfolio activity and investment committee meetings. Our focus has been to try to estimate how the pandemic and the recent oil-price shock have affected the intrinsic values of our holdings, as well as to explore new opportunities resulting from the volatility. Not surprising to us, in many cases, the volatility in share prices significantly outpaced the changes in estimated business values. As value managers, we are excited about this widening dispersion in share prices and underlying fundamentals. Portfolio activity during the quarter has revolved around averaging down or increasing target allocations on several of our existing holdings, and evaluating potential new additions to the Fund.
Given the dramatic drop in oil prices triggered by the dispute between Saudi Arabia and Russia, it is not surprising that the industry has represented an area of opportunities for us. While we do not make top-down predictions on oil prices, we think it is likely that oil prices below $30 per barrel are unsustainable.
We have focused our investments on select integrated oil companies that not only have the balance sheets required to survive and capitalize on the downturn (based on our analysis), but also maintain relatively low-cost production. Among the holdings that we averaged down on was Italy-based ENI. The company is trading at a lower market value (as of March 31) than it was in 1996. Additionally, ENI boasts a good debt maturity profile, and while its capital expenditure projects are ramping down, the company still has strong production growth.
The market’s indiscriminate sell-off has also weighed on businesses that we believe are well positioned from operational and balance sheet perspectives to weather the economic fallout of the COVID-19 pandemic. An example of such a business within the Fund is Cameco, one of the largest uranium producers globally, providing about 17% of the world's production from its mines in Canada, the United States and Kazakhstan. Owner of several of the largest high-grade mines in the world, Cameco is prominently

Brandes International Equity Fund
positioned near the bottom of the cost curve, based on our analysis. Our investment thesis centers around our view that current uranium prices are well below what the industry requires to invest in incremental capacity and that demand is well supported by planned nuclear power plants in emerging markets. Since most of Cameco’s sales are to nuclear power plants suppling base load electricity, and these relationships are covered under contracts specifying specific volume and price terms, the business should, in our opinion, be somewhat insulated from the current economic downturn. We also appreciate that the company has a strong balance sheet as it ended 2019 with a net cash position.
We also initiated a position in Heidelberg Cement, the world’s second-largest cement producer. Despite strong free-cash-flow generation, the company’s shares have been under pressure over the past five years. Within its U.S. operations, both residential and infrastructure building (two-thirds of its U.S. business) are depressed, while within its European business, the historically intense competitive environment is improving as industry capacity has decreased. These two operating jurisdictions should benefit significantly if any of the government infrastructure stimulus currently in discussion were to materialize, although it should be noted that this would be just an upside to our valuation as our investment thesis does not hinge on it.
Looking Forward
At the end of March, the Fund's largest country weights were in the United Kingdom and France, and the Fund's largest industry weights were in pharmaceuticals and oil, gas & consumable fuels. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
As the world comes to terms with the COVID-19 pandemic and as governments spend huge amounts to stabilize their economies, we are confident that the market will start to favor strong fundamentals, which may—over the long term—bode well for the prices of the companies we own. There are several parallels to other crisis periods: the Asian financial crisis, post September 11, 2001, the global financial crisis and the euro debt crisis. Historically, these periods of extreme volatility, where prices tended to dislocate greatly from value, have often provided what we considered the best access to long-term capital appreciation. We measure that at the company and portfolio levels via margin of safety (discount of market price to our estimate of intrinsic value). We believe that with its average margin of safety currently in the same range as it was during these prior crisis periods, the Brandes International Equity Fund is well positioned for long-term upside potential.
Sincerely yours,
The Brandes International Large-Cap Investment Committee
Brandes Investment Trust

Brandes International Equity Fund
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.
The MSCI EAFE Growth Index with gross dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting growth style characteristics, defined using long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
The MSCI EAFE Value Index with net dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report.

Brandes International Equity Fund
You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
Margin of Safety: The discount of a security’s market price to what the firm believes is the intrinsic value of that security.
The Brandes International Equity Fund is distributed by ALPS Distributors, Inc

Brandes International Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from March 31, 2010 to March 31, 2020 with the value of such an investment in the MSCI EAFE (Europe, Australasia and Far East) Index for the same period.
Value of $100,000 Investment vs MSCI
EAFE (Europe, Australasia and Far East) Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	-26.05%	-8.13%	-4.06%	0.50%	5.62%
Class A *(with maximum sales charge)	-30.29%	-9.93%	-5.19%	-0.09%	5.35%
Class C*	-26.62%	-8.83%	-4.79%	-0.29%	4.81%
Class C *(with maximum sales charge)	-27.33%	-8.83%	-4.79%	-0.29%	4.81%
Class I	-25.86%	-7.92%	-3.87%	0.68%	5.84%
Class R6*	-25.77%	-7.81%	-3.73%	0.77%	5.92%
EAFE (Europe, Australasia and Far East) Index	-14.38%	-1.82%	-0.62%	2.72%	3.69%

(1)	The inception date is January 2, 1997.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Brandes International Equity Fund
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes Global Equity Fund (Class I Shares) fell 22.93% in the six months ended March 31, 2020. During the same period, the MSCI World Index declined 14.30%.
From a country perspective, results were hampered the most by holdings in the United States, the United Kingdom and France. From an industry perspective, Fund holdings in the wireless telecommunication services, food products and software were positive contributors to performance, while holdings in banks, media and aerospace & defense detracted from returns.
Three of the largest individual contributors to performance during this period were SoftBank Group Corp. (Japanese conglomerate), Applied Materials, Inc. (U.S.-based semiconductor equipment manufacturing company) and Ingredion Incorporated (U.S.-based food products manufacturer). Conversely, Citigroup Inc. (U.S.-based bank), Embraer S.A. (Brazilian regional jet manufacturer) and Fibra Uno Administracion SA de CV (Mexican real estate investment trust) were three of the largest detractors from performance.
The COVID-19 event created an especially volatile Q1 2020 with a sell-off that has been as swift and widespread as anything seen since the global financial crisis (GFC). We recognize that the situation remains fluid and has many unknowns. However, the sell-off has generally broadened and improved our opportunity set and has also allowed us to add capital to our current holdings where there has been the largest discrepancy between price and our estimate of intrinsic value. The increased valuation discrepancy between value and growth stocks, improvement in potential investment opportunities and a significant increase in the portfolio’s margin of safety have led to a rise in portfolio activity. It has also led us to be optimistic about the return prospects of the Fund.
As we entered 2020, the Brandes Global Equity Fund was positioned quite differently from the broader indices (MSCI World or MSCI ACWI) but not positioned for a particular economic situation. Our cash weighting was slightly elevated relative to the Fund’s history because it was becoming more difficult to find new value opportunities to replace some of the companies sold when they reached our estimates of intrinsic value. This was especially true in the United States where we have had a significant underweight for several years because broad market valuations in the U.S. seemed elevated to us; we therefore believed there were better investment opportunities outside the U.S.
While the low interest-rate, modest economic growth environment would suggest holding defensive, structurally advantaged and/or bond proxy-type companies (e.g., staples, utilities), many of these businesses had been trading at premiums well beyond what we believed was deserved. Instead, we focused on select opportunities, such as U.K. food retailers that have good defensive qualities but had been sold down due to shorter-term Brexit concerns. This allowed us to buy solid businesses at what we

Brandes Global Equity Fund
believed were modest valuation levels and these investments have generally held up well during the pullback. Another key allocation has been to health care, which has also performed well within the downturn. Our health care holdings, including global pharma companies as well as supply-chain companies, generally offer more attractive fundamentals (earnings growth, low leverage) than other defensive stocks, like those in staples or utilities, but at significantly lower valuations. If the economy enters a recession or a longer-than-expected downturn, our defensive health care holdings could provide good relative returns without our having to pay the premium of other defensives.
Our other overweight is to the financials sector, which tends to be more economically sensitive to headwinds during a downturn but has been more likely to benefit when the economy starts to recover. However, most of our financial holdings were already priced at such large discounts to our estimates of their intrinsic values that they already fully reflect a recession scenario. We’ve discussed in previous notes how our U.S. bank holdings now have distinctly different financial profiles compared to before the GFC. They now possess very strong balance sheets with excess capital as defined by the Federal Reserve’s punitive stress tests. Many of our holdings (e.g., Wells Fargo, Citi) should benefit from their major investments in technology upgrades; they’re now in a stronger position to lower their cost structures. Wells Fargo may also be able to eventually reduce its elevated legal/administrative expenses.
Generally, our holdings exhibit strong competitive and diversified positions in their respective industries, deeply discounted prices (relative to our assessment of their fundamentals) and balance sheets that we feel will allow them to weather a prolonged economic downturn.
Recent Portfolio Activity
The significant market moves in late Q1 2020 allowed us to improve the Fund’s risk/reward balance, so we’ve been much more active than in quite a while.
In this time of extreme volatility, we believe the market has overreacted, selling off attractive businesses with strong balance sheets out of fear of the near-term economic impacts from the pandemic. We have long been focused on balance sheet strength when evaluating potential investments. This orientation is paramount today because we’re seeking companies that can not only survive the downturn but capitalize on it to achieve a stronger competitive position. We have also been discussing the merits of taking prudent risks to benefit from price dislocations.
We are in no position to predict the exact outcome of the downturn. It is conceivable that with the right response, many countries could see virus cases de-escalate within the next several months (similar to what has happened in China), or an antiviral could become available in the next several quarters. However, it’s also possible that this issue will last beyond the next couple of quarters. In theory, the fair value of any business is the entirety of its future free cash flows discounted to the present; even if next year’s

Brandes Global Equity Fund
earnings were eliminated, we believe it would only reduce the fair value of some well positioned businesses by under 10%. Yet we have seen 25-50% stock price declines in certain businesses that may be affected by the virus—and even some that are not—which we believe have created opportunities.
We bought new positions in certain industrial, media and technology companies (including but not limited to Heidelberg Cement, Textron, Comcast and Applied Materials) that we haven’t had meaningful exposure to over the past few years. We also increased our positions in Emerson Electric, Publicis, HCA Healthcare, FedEx and Samsung. There are several similar themes in our new investments: each is well positioned, has a strong balance sheet and has traded down to what we regard as a very appealing valuation. Some are more cyclical, such as Textron, Mohawk Industries and Heidelberg Cement; while others are either more defensive (Comcast) or represent good secular growth opportunities (Change Healthcare, Applied Materials, Ingredion).
Health care technology company Change Healthcare is the result of a merger between McKesson’s information technology unit and Change Healthcare in 2017. It went public in 2019. The company offers analytical, communication, payment, consumer engagement and workflow software solutions to its extensive customer base, which covers most hospitals, payers and pharmacies in the United States. We appreciate Change’s exposure to a growing market, its diversified revenue stream and its asset-light and cash-flow generating business model. Trading at just 9x forward earnings, we believe Change represents a compelling value opportunity.
Textron is a defense and aviation business with a relatively strong balance sheet and a diversified customer base. Given its cyclical exposure, the company, which primarily sells highly discretionary big-ticket items (such as business jets, helicopters and specialty vehicles), has been negatively affected by concerns about a potential recession. Nevertheless, we like Textron’s strong free-cash-flow generation, which is partly driven by its significant aftermarket recurring revenue. Additionally, we are comforted by the fact that unlike many other industrials/cyclical companies, Textron’s end-markets were already below mid-cycle demand, based on our analysis. We believed the company’s solid competitive position and balance sheet would help it navigate the current difficult environment and would position it well for a rebound in demand.
Mohawk is the world’s largest floor manufacturer with leading market positions in all flooring categories (i.e., rugs, tile, laminate, vinyl, stone and wood). Its solid market footing, vertical integration, scale, product breadth and fragmented customer base have given Mohawk a significant competitive advantage and has enabled it to generate robust returns on invested capital. Similar to Textron, Mohawk is a cyclical company with a market leadership position and a relatively strong balance sheet whose stock saw a significant price decline (down over 50% during the first quarter). Historically, even during the global financial crisis, the company has generated positive free cash flows thanks to its dominant competitive position. Our analysis found that Mohawk offers a

Brandes Global Equity Fund
compelling risk/reward tradeoff at its current valuation, even if we assume a significant revenue hit and give the company no credit for its recent investments.
Heidelberg Cement is the world’s second-largest global cement producer. Despite strong free-cash-flow generation, the company’s shares have been under pressure during the past five years. Within its U.S. operations, both residential and infrastructure building (two-thirds of U.S. business) are depressed, while within its European business the historically intense competitive environment is improving as industry capacity has decreased. These two operating jurisdictions should benefit significantly if any of the government infrastructure stimulus currently in discussion were to materialize, although it should be noted that this stimulus would be just an upside to our valuation as our investment thesis does not hinge on it.
Additionally, we added to several of our oil- and gas-related holdings, including BP and Total, after the Saudi Arabia-Russia dispute erupted. We think that oil prices below $30 per barrel are likely unsustainable. And while we cannot predict when this dispute may be resolved, both countries could experience real national fiscal impairment if the price remains well under $50, so we believe they should eventually be motivated to reach an agreement. Current events could adversely affect near-term profits but also create a more favorable supply-demand environment. Lower prices typically stimulate demand, and cuts in capex typically reduce supply, which can lead to a different future supply-demand equation, potentially to the point where demand outstrips supply. This has happened often in the past after significant oil price corrections.
We have focused our investments on specific integrated oil companies whose balance sheets should allow them to survive and capitalize on the downturn and who also have relatively low-cost production. As an example, ENI trades at a lower market value than in 1996 despite doubling its production since then. It has a good debt maturity profile, and while capex is ramping down the company still has strong production growth.
We are not investing in any pure-play, shale-focused exploration and production companies, as many of these lack the balance sheet and cost structure characteristics we’re seeking. We believe many of these companies will likely have to go through restructuring and/or will be bought at a discount by stronger competitors, some of which may be the large integrated companies we own.
In the early days of the virus situation, we seized on the market’s higher valuations to pare/sell some of our holdings that had enjoyed strong price appreciation but would likely have experienced some COVID-19 consequences.
In the first quarter, we pared NXP Semiconductor and PNC, and sold HSBC and Jefferies. We also reduced our Microsoft shares as its stock price benefitted from being a high-visibility, low-volatility safety trade. More recently, we have been selling certain financials to improve the overall quality of our holdings in that sector and to diversify into others that have been heavily sold off.

Brandes Global Equity Fund
Although it may seem counterintuitive in a declining price environment, we may undertake additional selective pares/sells to generate cash and/or invest in other companies that look more attractive from a long-term risk/reward perspective.
At the end of March, the Fund's largest country weights were in the United States and the United Kingdom, and the Fund's largest industry weights were in Pharmaceuticals and Health Care Providers & Services. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
Looking Forward
In September 2019, value stocks enjoyed notable outperformance versus the broader market on indications that the trade war was thawing. This would have likely given companies the confidence and willingness to invest in capex, provided support for the economy, delivered a tailwind for interest rates to increase and perhaps alleviated some investor uncertainty that influences value/growth multiples. COVID-19 has impeded that progress, but we believe that it too will eventually pass. As of March 31, value stocks traded cheaper relative to the market than at any point during the past 70 years, with the exception of the technology bubble in the late 1990s. Based on our experience, and in our opinion, the potential for multi-year performance recovery from such a large value discount suggests that many clients may benefit from style rebalancing.
As the world seeks to contain and address COVID-19 and as governments spend huge sums to stabilize their economies, we are confident the market will start to favor strong fundamentals: this should bode well for the prices of companies we own over the long term. The current situation has several parallels with prior crises: the Asian financial crisis, post-September 11, 2001, the GFC and the euro debt crisis. Historically, it is periods of extreme volatility when prices deviate entirely from underlying fundamental value that have provided the best opportunities to pursue long-term capital appreciation. We consider these factors at the company and at the portfolio levels by always seeking a margin of safety (discount of market price to our estimate of intrinsic value). At present, the Fund’s portfolio margin of safety has risen to the highest levels we have seen in almost 10 years, which suggests future long-term upside potential.
Sincerely yours,
The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall

Brandes Global Equity Fund
economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI World Index with net dividends captures large and mid cap representation of developed markets.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
Capital Expenditure (Capex): The purchase of new equipment or the improvement of long-term assets, namely property, plant, and equipment.
Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.
Forward Earnings: Sell-side analysts’ consensus earnings estimates for the next fiscal year.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Margin of Safety: The discount of a security’s market price to what the firm believes is the intrinsic value of that security.
Return on Invested Capital: Net income minus dividends divided by total capital; used to assess a company's efficiency at allocating the capital under its control to profitable investments.
The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from March 31, 2010 to March 31, 2020 with the value of such an investment in the MSCI World Index for the same period.
Value of $100,000 Investment vs MSCI
World Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	-22.92%	-6.53%	-2.73%	2.64%	3.36%
Class A *(with maximum sales charge)	-27.35%	-8.36%	-3.87%	2.03%	2.83%
Class C*	-23.52%	-7.22%	-3.45%	1.85%	2.57%
Class C *(with maximum sales charge)	-24.27%	-7.22%	-3.45%	1.85%	2.57%
Class I	-22.75%	-6.30%	-2.49%	2.87%	3.60%
MSCI World Index	-10.39%	1.92%	3.25%	6.57%	7.05%

(1)	The inception date is October 6, 2008.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Fund
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Income Fund
Dear Fellow Investor,
The net asset value of the Brandes Global Equity Income Fund (Class I Shares) fell 19.35% in the six months ended March 31, 2020. During the same period, the MSCI World Index declined 14.30%.
Fueled by uncertainties surrounding the coronavirus pandemic, global equity markets succumbed to a swift and widespread downturn in the first quarter 2020, which was unlike anything investors have seen since the 2008 global financial crisis (GFC). We recognize that the situation remains fluid and has many unknowns. However, we believe that amid the downturn, there are positive factors to consider for value-focused investors.
The market selloff broadened and improved the value opportunity set, enabling us to add capital to our current holdings exhibiting large discrepancies between price and intrinsic value estimates. Factors such as the increased valuation discrepancy between value and growth stocks, improvement in potential investment opportunities and a significant increase in the Fund’s margin of safety have led to a rise in portfolio activity. These factors also inspire optimism about the future return prospects of the Fund, in our view.
Performance over the six months ended March 31, 2020 was led by contributions from Fund holdings in Germany, while results were hampered by holdings in the United Kingdom, the United States and France. From an industry perspective, Fund holdings in the software, chemicals, and health care providers & services were contributors to performance, while holdings in banks, media and oil gas & consumable fuels detracted from returns.
Three of the largest individual contributors to performance were Microsoft Corporation (U. S. software company), BASF SE (German chemical maker) and Total SA (French-based oil & gas company). Conversely, Fibra Uno Administracion SA de CV (Mexican real estate investment trust), WPP Plc (U. K. media firm) and Wells Fargo & Company (U.S. bank) were three of the largest detractors from performance.
As we entered 2020, the Brandes Global Equity Income Fund was positioned quite differently from the broader indices (MSCI World Index/MSCI All Country World Index). However, we did not attempt to make a particular economic call. The Fund’s cash weighting was slightly elevated because it became more difficult to find a lot of new value opportunities to replace some of the companies we sold when they reached our estimates of intrinsic value. This was especially true in the United States where we had a significant underweight for several years because broad market valuations seemed high and we believed there were better investment opportunities outside the U.S. market.
While the low interest-rate, modest economic-growth environment would suggest holding many defensive, structurally advantaged, and/or bond proxy-type companies (e.g., consumer staples and utilities), we believed many of these businesses had been

Brandes Global Equity Income Fund
trading at premiums well beyond our intrinsic value estimates. Instead, we focused on select opportunities, such as U.K. food retailers with good defensive qualities, but had been sold due to short-term concerns surrounding Brexit. This focus led us to buy solid businesses at modest valuations. These investments have generally held up well during the market selloff.
Health care was another key allocation. The sector performed well during the downturn. The Fund’s health care holdings, including global pharmaceutical and supply-chain companies, generally offer more attractive fundamentals (i.e., earnings growth and low leverage) but at significantly lower valuations than other defensive stocks commanding a premium, such as those in consumer staples and utilities. If the global economy enters a recession or a longer-than-expected downturn, the Fund’s defensive health care holdings may provide good relative returns.
The Fund also had an overweight position in financials, which is an economically sensitive sector that could materially benefit when the economy eventually starts to recover. On the flipside, the sector may be prone to experience headwinds during a downturn. Nonetheless, most of the Fund’s holdings in financials were already priced at such large discounts to our estimates of intrinsic values and fully reflected a recession scenario. As we mentioned in previous quarterly commentaries, our U.S. bank holdings had distinct financial profiles prior to the GFC and the recent market downturn. These holdings had very strong balance sheets with excess capital, as defined by the Federal Reserve’s punitive stress tests under its Comprehensive Capital Analysis and Review. Many of our holdings (e.g., Wells Fargo and Citigroup) could benefit from major investments in technology upgrades. Additionally, these companies are currently in a strong position to lower their cost structures. Wells Fargo may be able to eventually eliminate its elevated legal/administrative expenses arising from its 2016 fake accounts case.
Generally, the Fund’s holdings exhibited a combination of strong competitive and diversified positions in their respective industries, deeply discounted prices (relative to our assessment of their fundamentals), and balance sheets that we feel will enable these companies to weather a prolonged economic downturn.
Recent Portfolio Activity
The significant market moves in late Q1 2020 enabled us to improve the Fund’s risk/reward balance, in our view. Fund activity increased significantly compared to previous quarters.
In a time of extreme volatility, we’ve observed the market’s overreaction to sell, which included attractive businesses with strong balance sheets that may have been sold out of fear of near-term coronavirus/economic impact. This has presented opportunities, as we always focus on balance sheet strength when evaluating potential investments. This focus is paramount today because we’re seeking companies that have a good chance of surviving the downturn and capitalize on it to achieve a stronger competitive position.

Brandes Global Equity Income Fund
We have also been discussing the merit of taking prudent risks to potentially benefit from price dislocations. We do not simply aim to buy companies with the safest balance sheets. Importantly, we select companies that combine a strong competitive position, a deeply discounted price (relative to our assessment of their fundamentals), and solid balance sheets that allow them to withstand a prolonged economic downturn, should it occur.
We recently initiated a position in German chemical company, BASF. BASF is the world’s largest diversified chemical company and is known for its innovation. The firm also appears to be shareholder oriented, with a strong dividend yield and share buyback history. Given its cyclical exposure, shares in BASF declined over 30% during the quarter and traded down to a level that we consider attractive from a long-term perspective for a well-positioned company with an attractive dividend yield.
The Fund sold its position in Netherlands-based oil & gas company Royal Dutch Shell. The Fund increased its allocation in France-based integrated-oil company Total, as its price declined following the Saudi Arabia-Russia oil production dispute. We believe that Total offers a better risk/reward tradeoff than Royal Dutch Shell.
In our view, oil prices below $30 per barrel are likely to be unsustainable. While we cannot predict when the dispute may be resolved, Saudi Arabia and Russia may experience fiscal impairment if oil prices remain well under $50. For this reason, we believe both countries should eventually be motivated to reach an agreement. Additionally, while current events may adversely affect near-term profits among oil & gas companies, these could also create a more favorable supply-demand environment. Lower prices typically stimulate demand. The reduction in capital expenditure (capex) among oil & gas companies eventually lowers supply, leading to a different future supply-demand equation, potentially to the point where demand outstrips supply. This happened often after significant oil-price corrections.
We have focused our investments on specific integrated-oil companies with balance sheets that could allow them to withstand and capitalize on the downturn, as well as those with relatively low-cost production. We do not invest in any pure play, shale-focused exploration and production companies, as many of them lack the balance-sheet and cost-structure characteristics we seek. We believe many of these companies will likely have to go through restructuring and/or will be bought at a discount by stronger competitors. Some of the acquirers may be the large integrated companies we own.
The Fund added to positions in several companies where we believed the share-price decline was significantly in excess of the change in intrinsic value. These additions included U.K. ad agency WPP, Wells Fargo, South Korea-based tobacco firm KT& G, Japan-based Honda Motor and U.S.-based Johnson & Johnson.
Prior to the market selloff, we seized the opportunity presented by the market’s higher valuations to pare/sell some of our holdings that had enjoyed strong price appreciation

Brandes Global Equity Income Fund
but would likely have experienced some COVID-19 consequences. These included paring positions in Brazil-based telecommunications firm Telefonica Brasil and Switzerland-based insurer Swiss Re, as well as a full sell of U.K.-based financial firm HSBC.
Although it may seem counterintuitive in a declining price environment, we may undertake additional selective pares/sells to generate cash and/or invest in other companies that we deem more attractive from a long-term risk/reward perspective.
At the end of March, the Fund's largest country weights were in the United States and the United Kingdom, and the Fund's largest industry weights were in Pharmaceuticals and Capital Markets. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
Looking Forward
In September 2019, value stocks enjoyed notable outperformance versus growth stocks on indications that the U.S.-China trade war was thawing. Additional factors that contributed to value’s outperformance included an increase in CFO confidence and companies’ willingness to invest in capex. Increased capex typically provides support to the economy, delivering a tailwind for interest rates to increase, and alleviating investor fear/uncertainty that influences value/growth multiples. COVID-19 has impeded that progress, but we believe that it too will eventually pass. Alleviating or curtailing the impact of the virus could be added to the multiple potential catalysts for value. However, today, the value style is trading lower relative to the market than at any point during the past 70 years, with the exception of the technology bubble in the late 1990s. Based on our experience, and in our opinion, the potential for multi-year performance recovery from such a large value discount suggests that clients may benefit from style rebalancing.
As the world seeks to contain and address COVID-19 and as governments spend huge sums of money to stabilize their economies, we are confident the market will start to favor strong fundamentals. This should bode well for the prices of companies we own over the long term. The current situation has several parallels with prior crises, including the 1997 Asian Financial Crisis, post-September 11, 2001, the 2008 GFC and the 2011 European debt crisis. Historically, periods of extreme volatility, when prices deviate considerably from underlying fundamental value, have provided appealing opportunities for long-term capital appreciation. We consider these factors by always seeking a margin of safety (discount to our estimate of intrinsic value). At quarter end, the Fund’s margin of safety has risen to the highest levels we have seen since the inception of the Brandes Global Equity Income Fund, which suggests future long-term upside potential.

Brandes Global Equity Income Fund
Sincerely yours,
The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI World Index with net dividends captures large and mid cap representation of developed markets.
The MSCI ACWI Index with net dividends captures large and mid cap representation of developed and emerging markets.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.

Brandes Global Equity Income Fund
Capital Expenditure (Capex): An expense a company makes towards the purchase of new equipment or the improvement of its long-term assets, namely property, plant, and equipment.
Dividend Yield: Dividends per share divided by price per share.
Margin of Safety: The discount of a security’s market price to what the firm believes is the intrinsic value of that security.
Share Buyback: The re-acquisition by a company of its own stock.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Diversification does not assure a profit or protect against a loss in a declining market.
The Brandes Global Equity Income Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Income Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Income Fund – Class I from its inception (December 31, 2014) to March 31, 2020 with the value of such an investment in the MSCI World Index for the same period.
Value of $100,000 Investment vs MSCI
World Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Global Equity Income Fund
Class A	-19.47%	-3.84%	0.86%	1.86%
Class A (with maximum sales charge)	-24.08%	-5.71%	-0.33%	0.72%
Class C	-20.30%	-4.94%	-0.25%	0.80%
Class C (with maximum sales charge)	-21.07%	-4.94%	-0.25%	0.80%
Class I	-19.48%	-4.25%	0.64%	1.62%
MSCI World Index	-10.39%	1.92%	3.25%	3.54%

(1)	The inception date is December 31, 2014.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Income Fund
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Emerging Markets Value Fund (Class I Shares) declined 28.11% in the six months ended March 31, 2020. During the same period, the MSCI Emerging Markets Index fell 14.56%.
From a country perspective, the Fund benefited from holdings in the United Arab Emirates, Austria and Taiwan, while results were hampered by holdings in Mexico, Brazil and South Korea. In terms of industry, Fund holdings in transportation infrastructure, internet & direct marketing retail and air freight & logistics positively contributed; while holdings in banks, real estate investment trusts (REITs) and media detracted from returns.
Three of the largest individual positive contributors to performance were YDUQS Participacoes S.A. (Brazilian educational services provider), DP World PLC (UAE-based logistics company) and Alibaba Group Holding Ltd. (Chinese technology firm). Conversely, Embraer S.A. (Brazilian regional jet manufacturer), Fibra Uno Administracion SA de CV (Mexican REIT) and Hyve Group PLC (U.K.-domiciled event organizer) were three of the largest detractors from performance.
As we entered 2020, the Brandes Emerging Markets Value Fund had undergone a gradual but meaningful shift over the previous few years. The weighting to companies in Brazil and Russia had decreased as many of our holdings there appreciated to our estimates of their intrinsic values, prompting us to sell the positions. We used some of the proceeds from the divestments to initiate or add to positions in China and the information technology sector, as valuations for select companies became more attractive to us amid market concerns about the trade war and its effects on economic growth. Our allocation to these two areas has nearly doubled over the past two years, although we remained significantly underweight compared to the benchmark at the beginning of the year. Additionally, unlike the Chinese constituents of the MSCI Emerging Markets Index, which are mostly financial or technology-related businesses, our China-based holdings operate in a diverse set of industries.
As one would expect from a value portfolio, the Fund certainly has exposure to cyclical stocks. We remain cognizant of the different stages in the industry cycles to which our holdings are exposed; some of our cyclical holdings had been overearning in a prolonged economic growth environment, while others were earning well below mid-cycle levels prior to the recent downturn. We take comfort in our view that the cyclical companies we own generally exhibit a combination of a strong competitive position in their respective industries, a diversified product mix, a balance sheet that we feel will allow them to weather a full market cycle, and importantly, a deeply discounted price (relative to our assessment of their fundamentals).

Brandes Emerging Markets Value Fund
Recent Portfolio Activity
The significant market moves in late Q1 2020 led to a meaningful increase in portfolio activity and investment committee meetings. Our initial focus was to try to estimate how the COVID-19 pandemic and the recent oil-price shock may have affected the intrinsic values of our holdings. We believe the headwinds facing the Fund and the stock market in general are temporary, and we do not see many companies that we believe are likely to suffer significant or permanent impairment to long-term intrinsic value. Most of our holdings are not highly levered and bankruptcy risk is low, in our opinion. Our bank holdings are well capitalized, and we believe they can withstand any associated credit deterioration. Additionally, we have a number of defensive companies that have been holding up well.
New purchases during the first quarter included Zee Entertainment Enterprises, one of India’s leading television and media companies, and the Bank of the Philippine Islands.
The investment committee also initiated a position in Lukoil. In our view, the Russian integrated oil & gas firm represents an example of a compelling value opportunity we found in the sell-off of energy firms driven by the dramatic drop in oil prices. We think it is likely that oil prices below $30 per barrel are unsustainable.
Lukoil is a company that we are very familiar with, as we had owned it for nearly a decade up until early 2019 when it appreciated to our estimate of its intrinsic value, leading us to sell the position. As with our other integrated oil holdings generally, Lukoil has, in our opinion, the balance sheet strength and low-cost production profile that are necessary for navigating the challenging oil-price environment.
In addition to initiating a position in Lukoil, we averaged down on and selectively increased the target allocations for other oil & gas holdings, including PetroChina and Brazil-based Petrobras.
Another area that has been hit particularly hard by the economic impact of COVID-19 is the tourism industry, so it is not surprising that it has represented an area of opportunities for us. We added to our positions in Wynn Macau and TravelSky Technology, while initiating a position in Galaxy Entertainment, a Macau-based company that operates three luxury resort casinos in the region. Investor sentiment toward Galaxy soured with the travel restrictions for visitors from mainland China and Hong Kong, as well as the closure of casinos for two weeks in February. We believe that Wynn Macau’s and Galaxy’s liquidity resources (Galaxy has a large net-cash position) should enable them to endure the current depressed visitations.
While most of the activity so far this year has mainly revolved around adding new companies or averaging down on existing holdings, we did sell a few positions that either appreciated to our estimates of their intrinsic values or we believed we could reallocate into opportunities that have become more attractive. These included Brazil-based health care company Hapvida Participacoes, educational services

Brandes Emerging Markets Value Fund
provider YDUQS Participacoes and electronic payment solutions company Cielo, as well as Russian food retailer X5 Retail Group.
Looking Forward
At the end of March 2020, the Fund's largest country weights were in China and South Korea, and the Fund's largest industry weights were in Banks and Wireless Telecommunication Services. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
As the world comes to terms with the COVID-19 situation and as governments spend huge amounts to stabilize their economies, we are confident that the market will start to favor strong fundamentals, which may—over the long term—bode well for the prices of the companies we own. There are several parallels to prior crisis periods: the Asian financial crisis, post September 11, 2001, and the global financial crisis. Historically, these periods of extreme volatility, where prices tended to dislocate greatly from value, have often preceded access to long-term capital appreciation. We measure that at the company and portfolio level via margin of safety (discount of market price to our estimate of intrinsic value). With its average margin of safety currently in the same range as it was during these prior crisis periods, we believe the Fund is well positioned for long-term upside potential.
Sincerely yours,
The Brandes Emerging Markets Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Brandes Emerging Markets Value Fund
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
Margin of Safety: The discount of a security’s market price to what the firm believes is the intrinsic value of that security.
The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from March 31, 2010 to March 31, 2020 with the value of such an investment in the MSCI Emerging Markets Index for the same period.
Value of $100,000 Investment vs MSCI
Emerging Markets Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020*
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	-27.59%	-9.32%	-2.66%	-1.37%	5.26%
Class A (with maximum sales charge)	-31.75%	-11.10%	-3.81%	-1.95%	5.00%
Class C**	-28.18%	-10.01%	-3.40%	-2.11%	4.44%
Class C **(with maximum sales charge)	-28.88%	-10.01%	-3.40%	-2.11%	4.44%
Class I	-27.50%	-9.12%	-2.42%	-1.13%	5.49%
Class R6**	-27.28%	-8.96%	-2.28%	-1.03%	5.57%
MSCI Emerging Markets Index	-17.69%	-1.62%	-0.37%	0.69%	4.94%

(1)	The inception date is January 31, 2011.
*	Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes Emerging Markets Value Fund
The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) fell 22.57% in the six months ended March 31, 2020. During the same period, the S&P Developed Ex-U.S. SmallCap Index declined 20.43%.
From a country perspective, positive contributors were led by holdings in Germany, Ireland and Russia; while results were hampered by holdings in the United Kingdom, Mexico and Brazil. In terms of industries, Fund holdings in the health care equipment & supplies, pharmaceuticals and trading companies & distributors industries were contributors to performance; while holdings in commercial services & supplies, equity real estate investment trusts (REITs) and aerospace & defense detracted from returns.
Three of the largest individual positive contributors were Draegerwerk AG & Co. KGaA Pref (German– medical equipment manufacturer), Avadel Pharmaceuticals Plc (Ireland-based pharmaceutical firm) and Mills Estruturas e Servicos de Engenharia S.A (Brazilian construction equipment rental company). Conversely, Embraer S.A. (Brazil-based regional jet manufacturer), Fibra Uno Administracion SA de CV (Mexican REIT) and MITIE Group PLC (U.K.- based facility management company) were three of the largest detractors from performance.
Over the last several years as market participants appeared to be increasingly willing to pay more for risk, our portfolio has generally shifted away from risk. This has produced large underweights to companies exhibiting cyclically elevated earnings, as well as stretched balance sheets and valuation multiples. On the contrary, the Fund has had an elevated cash position and has been heavily skewed to attractively priced, mature businesses with generally defensive characteristics and strong balance sheets. This positioning was not tactical, but rather a function of our sharp focus on price and long-term value.
The COVID-19 event has generated a considerable amount of what we view as indiscriminate selling, which has created select opportunities and inefficiencies that we have been excited to exploit. There are echoes of the asset class appreciation experienced in 2017, but in reverse and more quickly.
When grouped by style, value-oriented sectors, especially cyclicals (i.e., financials, energy, industrials and materials), have led the market decline. This reminds us of other precipitous market downturns such as the global financial crisis (GFC) and the euro crisis.
Many companies with relatively high financial leverage have sold off, regardless of their competitive positioning or other fundamental characteristics. Similar to what we saw in 2008/09, the sell-off is broad-based and seems to be hitting companies with weaker balance sheets the most. Additionally, relative to large caps, small caps have meaningfully underperformed—both domestically and internationally.

Brandes International Small Cap Equity Fund
Companies directly affected by the fall in oil price and those experiencing a declining demand as an immediate result of the coronavirus have felt the brunt of the correction. We believe the market could be underestimating the secondary impacts to demand and gross domestic product. Companies perceived as high quality/growth may have a reckoning later in the cycle. This was what happened during the GFC when industry leaders initially outperformed but later suffered as the market realized that their high valuations had not been justified.
Recent Portfolio Activity
With dry powder (cash) on hand and a large allocation to well capitalized companies with less cyclically sensitive cash flow streams, we have been able to take advantage of the recent market sell-off to add new companies to the Fund. We acquired a number of new securities, most at prices which were down close to 40-60% over the trailing twelve months and down 30-60% year to date (as of March 31), creating attractive entry points for us. These purchases were funded with available cash and, to a lesser extent, with small pares across our consumer staples holdings.
The small-cap investment committee has been closely monitoring opportunities we have previously priced and evaluating new ideas that have fallen into our market-cap range. The team has been meeting several times a week to discuss the evolving opportunity set, and is ready to take action as opportunities arise. One of the little-recognized benefits of our firm’s structure is that the small-cap team can leverage research previously supplied to our small/mid-cap and large-cap teams. In addition to sourcing ideas from the firm’s monitoring lists, our research group has been hard at work pricing new ideas that are beginning to offer significant upside potential.
So far, the Fund’s portfolio positioning has not changed much, with continued large underweights to cyclicals and a continued sharp focus on balance sheet durability. Should opportunities in more economically sensitive industries expand, balance sheet strength will be a key driver of our purchase decisions.
We added more than 10 companies operating in a diverse set of sectors/industries. Among the new purchases were Kingfisher, Cameco, Marks & Spencer, Hankook Tire, Bankia and Danieli.
Italy-based Danieli primarily sells equipment for steel plants, competing in a niche industry where the top three players, one of which is Danieli, have approximately 20-25% market share each. Most of Danieli’s production is in Italy.
Down over 30% year to date, Danieli’s stock is an example of the apparently indiscriminate market selling that has taken place. For decades, through multiple market cycles, Danieli has generated stable free cash flow and a low double-digit return on equity. Despite this strength, the company is trading at what we see as very attractive valuation levels, less than 10x forward earnings and 40% of tangible book value as of March 31. Even more indicative of the undervaluation, in our opinion, is the fact that prior to the sell-off, the company had a negative enterprise value, where net cash and

Brandes International Small Cap Equity Fund
investments were greater than its market capitalization. While the company does have working capital needs, with the market sell-off the net cash is now nearly double the company’s market capitalization.
In addition to making new purchases, we also had the opportunity to average down on and increase the target allocations on a number of existing positions. Our focus has been to try to identify those businesses where the share-price decline significantly outpaced the change in our intrinsic value estimates. Komori is a great example of this. A global leader in a three-player oligopoly, the Japanese printing presses manufacturer was trading below its net cash and investments prior to the sell-off. Despite this, the stock price was down 30% in the quarter, underperforming many of the deep cyclicals that we have been monitoring. In fact, most of our high net-cash Japanese small caps have sold off with the broader market, and we took the opportunity to accumulate more shares in these defensive and attractively priced securities. The same was true for many of our consumer staples holdings, which were overall positive contributors to relative returns but declined over 20% on an absolute basis in the first quarter. For example, C&C Group was down over 50%, and trading at just 9x earnings while paying a 6% dividend yield (as of March 31). The company was founded in the early 1900s and sells branded beer and cider with strong market shares in Ireland (70% of cider market) and Scotland (50% of beer). We believe this is a great business at an extremely attractive valuation.
Looking Forward
Because the market selling has been indiscriminate, we haven’t shifted the overall portfolio positioning much. At the end of March 2020, the Fund's largest country weights were in Japan and the United Kingdom, and the Fund's largest industry weights were in food & staples retailing and banks.
We are beginning to see exciting opportunities in select areas, such as European industrials and energy, but we remain wary of companies that have what we consider stretched valuations and too much balance sheet leverage. While we have long been focused on balance sheet strength when evaluating potential investments, we believe this focus is paramount today as we’re looking for companies that are not only well equipped to survive a downturn, but also in the position to come out of it with a stronger competitive position.
As the world comes to terms with the COVID-19 situation and as governments spend huge amounts to stabilize their economies, we are confident that the market will start to favor strong fundamentals, which may—over the long term—bode well for the prices of the companies we own. There are several parallels to other crisis periods: the Asian financial crisis, post September 11, 2001, the global financial crisis and the euro crisis. Historically, these periods of extreme volatility, where prices tended to dislocate greatly from value, have often preceded access to long-term capital appreciation. We measure that at the company and portfolio levels via margin of safety (discount of market price to our estimate of intrinsic value). With its average margin of safety currently in the

Brandes International Small Cap Equity Fund
same range as it was during these prior crisis periods, we believe the Brandes International Small Cap Equity Fund is well positioned for long-term upside potential.
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The S&P Developed Ex-U.S. SmallCap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States.
One cannot invest directly in an index.
Dividend Yield: Dividends per share divided by price per share.
Margin of Safety: The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

Brandes International Small Cap Equity Fund
Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Forward Earnings: Sell-side analysts’ consensus earnings estimates for the next fiscal year.
Net Cash: Total cash minus total debt.
Price/Earnings: Price per share divided by earnings per share.
Return on Equity: Net income divided by shareholder’s equity.
Tangible Book Value: Book value minus intangible assets (e.g., goodwill).
The Brandes International Equity Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from March 31, 2010 to March 31, 2020 with the value of such an investment in the S&P Developed Ex-U.S. SmallCap Index for the same period.
Value of $100,000 Investment vs S&P Developed
Ex-U.S. SmallCap Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020*
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Equity Fund
Class A	-26.17%	-13.80%	-5.75%	2.19%	6.69%
Class A (with maximum sales charge)	-30.41%	-15.49%	-6.86%	1.59%	6.43%
Class C**	-26.70%	-14.44%	-6.45%	1.44%	5.90%
Class C **(with maximum sales charge)	-27.43%	-14.44%	-6.45%	1.44%	5.90%
Class I	-25.93%	-13.58%	-5.53%	2.43%	6.95%
Class R6**	-25.85%	-13.50%	-5.44%	2.51%	7.01%
S&P Developed Ex-U.S. SmallCap Index	-19.83%	-4.19%	-0.20%	3.86%	5.18%

(1)	The inception date is February 1, 2012.
*	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on

Brandes International Small Cap Equity Fund
a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Small Cap Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Small Cap Value Fund (Class I Shares) declined 18.94% in the six months ended March 31, 2020. During the same period, the Russell 2000 Index fell 23.72%.
During this time period, the Fund’s performance was aided by holdings in the pharmaceuticals, biotechnology and food products industries, while holdings in machinery, oil gas & consumable fuels and aerospace & defense detracted from returns. From a company perspective, three of the largest individual contributors to performance were Avadel Pharmaceuticals Plc, consumer products company CSS Industries and PDL BioPharma. Conversely, small machinery producer Briggs & Stratton Corporation, jetmaker Embraer S.A. and Chesapeake Energy Corp were three of the largest detractors from performance.
To be sure, the COVID-19 event created an especially volatile Q1 2020 with a sell-off as swift and as widespread as anything seen since the global financial crisis (GFC). We recognize that the situation remains fluid and has many unknowns. However, the sell-off has generally broadened and improved our opportunity set. We have acquired a number of new securities, most at prices which were down close to 40-60% over the trailing 12 months and down 30-60% year-to-date through March 31, 2020, creating attractive entry points for us. These purchases were funded mostly with cash on hand.
We added seven companies from a diverse set of sectors/industries. Among the new purchases were specialty retailer Aaron’s; food and staples retailer Weis Markets; poultry producer Sanderson Farms; food and staples retailer Ingles Markets; and energy, transportation, and construction infrastructure manufacturer L.B. Foster Company
We’ve also taken the opportunity to average down on and increase our target allocation in a number of existing positions. These include communications equipment company Netgear; fresh egg producer Cal-Maine Foods; energy, commodities, and services company World Fuel Services; biotechnology company United Therapeutics, homebuilder Taylor Morrison Home; oilfield services company Halliburton; aerospace and defense conglomerate Textron; health care technology company Change Healthcare; and motorcycle manufacturer Harley-Davidson. and health insurer Triple-S Management.
Halliburton (HAL) is the second-largest oilfield service company in the world. The company has dominant market positions in products and services that require significant operational efficiency with modest technical knowhow. This status is best reflected in HAL’s leading standing in pressure pumping, a key service needed to finish unconventional shale wells. Its strong growth in capital expenditures in the U.S. over the past two years has allowed HAL to outpace its multinational peers.
The company’s stock price has decreased by more than 70% this year and is a casualty of the price war between Saudi Arabia and Russia, plus the market’s negative response

Brandes Small Cap Value Fund
to COVID-19. HAL is now trading at its lowest level (i.e., about equal to its 1972 stock price) since before Brandes was founded. We believe the sell-off has created a tremendous opportunity to invest in a dominant oilfield services company. While Halliburton carries debt, the terms are well into the future with only limited maturities over the next two years, and the company has a high credit rating. We believe that HAL can weather a lower oil price environment, and we do not believe oil prices are sustainable under $30 per barrel.
During the period, the Fund sold several positions including its holdings in International Speedway and Alexander & Baldwin.
Looking Forward
At the end of March, the Fund's largest industry weights were in Biotechnology and Communications Equipment. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
As the world comes to terms with the coronavirus situation and as governments spend huge amounts to stabilize their economies, we are confident that the market will start to favor strong fundamentals which may—over the long-term—bode well for the prices of the companies we own. There are several parallels to other crisis periods. Historically, these periods of extreme volatility, when prices tended to dislocate greatly from value, have often preceded long-term capital appreciation. We measure that at the company and portfolio levels via margin of safety (discount of market price to our estimate of intrinsic value). With its average margin of safety currently in the same range as it was during these prior crises, we believe the Brandes Small Cap Value Fund is well positioned for upside potential over the long term.
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Brandes Small Cap Value Fund
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Russell 2000 Index with gross dividends measures the performance of the small cap segment of the U.S. equity universe.
One cannot invest directly in an index.
Capital expenditure: An expense towards the purchase of new equipment or the improvement of long-term assets, namely property, plant and equipment.
Margin of Safety: The discount of a security’s market price to what the firm believes is the intrinsic value of that security.
Market Capitalization: The number of common shares outstanding multiplied by the current market price per common share.
The Brandes Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Brandes Small Cap Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Small Cap Value Fund – Class I from March 31, 2010 to March 31, 2020 with the value of such an investment in the Russell 2000 Total Return Index for the same period.
Value of $100,000 Investment vs Russell 2000 Total
Return Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020*
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Small Cap Value Fund
Class A	-19.21%	-6.77%	0.49%	7.21%	5.16%
Class A (with maximum sales charge)	-23.87%	-8.58%	-0.68%	6.58%	4.88%
Class I	-18.94%	-6.49%	0.79%	7.51%	5.42%
Class R6	-24.59%	-8.54%	-0.54%	6.80%	5.11%
Russell 2000 Total Return Index	-23.99%	-4.64%	-0.25%	6.90%	5.61%

(1)	The inception date is January 2, 2018.
*	Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. Performance shown prior to January 2, 2018 for Class R6 shares reflects the performance of Class I shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment

Brandes Small Cap Value Fund
limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund
Dear Fellow Investor,
The net asset value of the Brandes Core Plus Fixed Income Fund (Class I Shares) increased 2.13% in the six months ended March 31, 2020. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index rose 3.33%.
Coronavirus, lockdown, shelter in place, self-quarantine and social distancing were not part of the normal lexicon but have quickly become the ubiquitous language defining this unusual period.
The coronavirus pandemic upended the markets in March, following solid gains among many equity and fixed-income sectors in January and February.
Within fixed income, both investment-grade and high-yield corporate bonds experienced historic declines in March, with the Bloomberg Barclays U.S. Credit Index posting its worst month of excess returns (versus similar maturity U.S. Treasuries) in the index’s history.
Amid heightened volatility during this time, there were cries among some investors that the fixed-income market was broken, until the Federal Reserve (Fed) stepped in with a stimulus package that has the potential to make the 2008 Global Financial Crisis (GFC) intervention look like child’s play.
The Fed certainly dug deep within its tool kit in an attempt to mitigate market damage. Among the central bank’s biggest moves included a reduction of the federal funds rate to zero, the intention to purchase as many U.S. Treasury and agency mortgage-backed securities (MBS) as necessary, and the creation of a new facility that will purchase investment-grade corporate bonds and exchange-traded funds (ETFs) in the primary and secondary markets. The net result is that the Fed can potentially triple the size of its balance sheet from pre-pandemic levels if it fully utilizes its announced emergency lending capacity. During March, the Fed purchased $843 billion of U.S. Treasury securities and $292 billion of Agency MBS—for a combined total of $1.1 trillion.1
To put those figures in context, prior to March 2020, the Fed’s third round of formal quantitative easing from September 2012 to October 2014 totaled $1.6 trillion in U.S. Treasury and agency MBS. Additionally, estimates coming into the year projected agency MBS net supply for 2020 around $285 billion, which means the Fed just effectively purchased 102% of projected net annual supply over a couple of weeks in March.2
As far as the market being broken—unlike during the GFC—the primary market activity was robust and active for issuers with solid credit fundamentals and investors well positioned in their portfolios with cash and U.S. Treasuries to spend. During the last full week of March, the investment grade primary market saw 49 issuers price

[1]	U.S. Insights: The Fed’s Balance Sheet Could Reach $12 Trillion, Bloomberg, 4/2/2020.

[2]	Source: Citigroup’s Global Securitized Products Weekly, 3/22/2020

Brandes Core Plus Fixed Income Fund
$109 billion in new issue supply—the largest week of outstanding notional issuance in history. On average, order books were 6.7 times oversubscribed.3
Year-to-Date Performance
The Fund’s higher allocation to U.S. Treasuries aided returns, as all other taxable fixed-income sectors posted negative returns relative to U.S. Treasuries during the period. Throughout the period, the Fund’s U.S. Treasury weight was consistently between 50% and 55%.
The Fund’s weightings favored shorter-maturity corporate bonds which also helped performance. The average duration of the Fund’s corporate holdings was under three years for much of the period, until the last two weeks of the first quarter when purchase activity extended the duration to just above three years. The average duration of corporate bonds in the benchmark was approximately eight years. During the first quarter, 1-3 year maturity investment-grade corporate bonds outperformed 7-10 year maturity corporate bonds by over 10%.
Furthermore, our underweight to agency MBS aided returns. While agency MBS staged a fierce rally after the Fed announced a direct purchase program of agency MBS in March, they still underperformed U.S. Treasuries during the period.
Detracting from returns was the Fund’s overall duration position. The duration was positioned within a band of approximately 80% to 89% of the benchmark’s duration during the first quarter. This positioning detracted from relative returns as interest rates fell dramatically across the yield curve.
Within corporate bonds, our allocation to the energy industry was the largest detractor from returns. Prior to the pandemic, the industry was already dealing with the challenge of low oil and natural gas prices from a relatively benign winter season. The coronavirus pandemic created a more acute demand shock and production disagreements between Saudi Arabia and Russia, leading to a supply shock. The combination of lower demand and increased supply sent oil prices to the lowest levels in 18 years.
Toward the end of the first quarter, we viewed the dramatic corporate-bond market selloff as an opportunity to add to a number of existing holdings. These included Netflix (2021 maturity), Avon Products (2022 maturity), Wyndham Destinations (2023 maturity), Iron Mountain (2027 maturity) and JPMorgan (perpetual floating rate note). We added one new holding in Charter Communications (2025 maturity). The total size of the additions was between 2.5% to 3% of the portfolios. We used a combination of cash, U.S. Treasuries and proceeds from a Wells Fargo holding that was called in mid-March to fund the purchases.

[3]	Source: Citigroup New Issue IB Chat 3/30/2020

Brandes Core Plus Fixed Income Fund
The consistent themes running through the portfolio's purchase activity was a preference for shorter maturities and allocation to credits that we believe have resilient and repeatable cash flows during this time of heightened uncertainty.
Outlook
Over the past few weeks, we have witnessed a number of pundits and talking heads declaring that this is the time to buy risk assets. Our question is, how can they possibly know that?
Does anyone remember that in late 2008/early 2009, there were three separate rallies in the broad U.S. equity indices of at least 20% before the equity market (and the credit markets) found an ultimate bottom in March 2009?
In our view, there are currently more unknowns in the market than at any time since the dark days of the GFC in 2008/2009. It is simply difficult, if not impossible, to accurately predict the depth and breadth of the human and economic damage from this pandemic.
Investors and pundits want to believe in a robust rebound, such as a V-shaped recovery, but basic belief is not a sound investment philosophy, in our opinion. We feel that the current investment environment requires continued patience to get a holistic picture of the extent of the economic damage.
While we feel it is too early and potentially dangerous to declare this period as the time to buy, we do think that it is a time to buy. Fundamental values have improved—this is what we believe matters most to long-term performance. For example, value opportunities have emerged among fundamentally solid credits sold by investors needing to raise cash in a market downturn, as technical dislocations have been a prominent feature over the past few weeks.
In this challenging investment environment, we remain on the lookout for opportunities to thoughtfully redeploy cash and U.S. Treasuries into value-oriented securities, as we continue our measured, deliberate and cautious approach in reallocating capital in the coming months.
As always, thank you for your business and continued trust.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some

Brandes Core Plus Fixed Income Fund
emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. It is not possible to invest directly in an index.
As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
The Bloomberg Barclays U.S. Credit Index measures the U.S. dollar-denominated, fixed-rate taxable corporate and government related bond markets. The index is a total return index which reflects the price changes and interest of each bond in the index.
It is not possible to invest directly in an index.
Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Brandes Core Plus Fixed Income Fund
Federal Funds Rate: The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.
Floating Rate: A debt instrument that does not have a fixed rate of interest over the life of the instrument.
Notional Issue/Notional Value: Total value of a position or an agreed upon amount in a contract.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Yield Curve: A graphical comparison of the relationship between interest rates for loans of various maturities with similar credit quality. A typical yield curve slopes upward to reflect higher interest rates for longer maturities.
The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, Inc.

Brandes Core Plus Fixed Income Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from March 31, 2010 to March 31, 2020 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index for the same period.
Value of $100,000 Investment vs Bloomberg Barclays
U.S. Aggregate Bond Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	5.42%	2.99%	2.42%	3.83%	3.54%
Class A *(with maximum sales charge)	1.47%	1.68%	1.64%	3.44%	3.22%
Class I	5.60%	3.31%	2.69%	4.16%	3.85%
Class R6*	6.18%	3.94%	3.09%	4.39%	4.05%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	4.82%	3.36%	3.88%	4.25%

(1)	The inception date is December 28, 2007.
*	Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to October 10, 2017 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the

Brandes Core Plus Fixed Income Fund
performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Asset Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)

Brandes Investment Trust
Expense Example (Unaudited)
As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$ 746.50	1.14%	$4.99
Global Equity Fund	$1,000.00	$ 769.70	1.25%	$5.53
Global Equity Income Fund	$1,000.00	$ 807.50	1.25%	$5.64
Emerging Markets Value Fund	$1,000.00	$ 717.90	1.36%	$5.85
International Small Cap Fund	$1,000.00	$ 772.20	1.39%	$6.17
Small Cap Value Fund	$1,000.00	$ 810.90	1.15%	$5.21
Core Plus Fixed Income Fund	$1,000.00	$1,020.30	0.70%	$3.54

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$743.40	1.89%	$8.25
Global Equity Fund	$1,000.00	$766.70	2.00%	$8.83
Global Equity Income Fund	$1,000.00	$802.10	2.00%	$9.03
Emerging Markets Value Fund	$1,000.00	$715.60	2.11%	$9.06
International Small Cap Fund	$1,000.00	$769.10	2.14%	$9.48

Brandes Investment Trust
	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$ 747.60	0.85%	$3.71
Global Equity Fund	$1,000.00	$ 770.70	1.00%	$4.43
Global Equity Income Fund	$1,000.00	$ 806.50	1.00%	$4.52
Emerging Markets Value Fund	$1,000.00	$ 718.90	1.12%	$4.81
International Small Cap Fund	$1,000.00	$ 774.30	1.15%	$5.09
Small Cap Value Fund	$1,000.00	$ 810.60	0.90%	$4.08
Core Plus Fixed Income Fund	$1,000.00	$1,021.30	0.50%	$2.53

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$ 747.80	0.75%	$3.28
Emerging Markets Value Fund	$1,000.00	$ 720.10	0.97%	$4.17
International Small Cap Fund	$1,000.00	$ 774.10	1.00%	$4.44
Small Cap Value Fund	$1,000.00	$ 819.00	0.72%	$3.27
Core Plus Fixed Income Fund	$1,000.00	$1,024.70	0.35%	$1.77
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,019.28	1.14%	$5.77
Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Global Equity Income Fund	$1,000.00	$1,018.76	1.25%	$6.30
Emerging Markets Value Fund	$1,000.00	$1,018.19	1.36%	$6.87
International Small Cap Fund	$1,000.00	$1,018.03	1.39%	$7.03
Small Cap Value Fund	$1,000.00	$1,019.25	1.15%	$5.81
Core Plus Fixed Income Fund	$1,000.00	$1,021.50	0.70%	$3.54

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,015.53	1.89%	$ 9.54
Global Equity Fund	$1,000.00	$1,015.00	2.00%	$10.08
Global Equity Income Fund	$1,000.00	$1,014.98	2.00%	$10.09
Emerging Markets Value Fund	$1,000.00	$1,014.44	2.11%	$10.63
International Small Cap Fund	$1,000.00	$1,014.28	2.14%	$10.79

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,020.75	0.85%	$4.29
Global Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05
Global Equity Income Fund	$1,000.00	$1,020.00	1.00%	$5.05
Emerging Markets Value Fund	$1,000.00	$1,019.40	1.12%	$5.65
International Small Cap Fund	$1,000.00	$1,019.27	1.15%	$5.79
Small Cap Value Fund	$1,000.00	$1,020.50	0.90%	$4.55
Core Plus Fixed Income Fund	$1,000.00	$1,022.50	0.50%	$2.53

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,021.25	0.75%	$3.79
Emerging Markets Value Fund	$1,000.00	$1,020.15	0.97%	$4.90
International Small Cap Fund	$1,000.00	$1,020.00	1.00%	$5.05
Small Cap Value Fund	$1,000.00	$1,021.40	0.72%	$3.64
Core Plus Fixed Income Fund	$1,000.00	$1,023.25	0.35%	$1.77

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS – 96.56%
Brazil – 1.35%
861,282	Embraer SA Sponsored – ADR(a)	$ 6,373,487
Canada – 1.18%
730,028	Cameco Corp.	5,577,414
China – 2.32%
1,460,500	China Mobile Ltd.	10,945,398
Finland – 1.47%
2,255,736	Nokia Oyj	6,947,351
France – 19.70%
97,259	BNP Paribas SA	2,839,500
847,291	Carrefour SA	13,433,191
379,246	Cie de Saint-Gobain SA	9,100,174
996,571	Engie SA	10,205,345
743,088	Orange SA	8,996,909
373,350	Publicis Groupe SA	10,669,943
119,629	Renault SA	2,273,513
211,033	Sanofi	18,270,165
45,990	Schneider Electric SE	3,887,209
111,441	Societe BIC SA	6,189,770
190,557	Total SA(b)	7,179,963
		93,045,682
Germany – 3.13%
182,035	BASF SE	8,508,675
132,913	HeidelbergCement AG	5,678,454
8,036	Henkel AG & Co. KGaA	590,308
		14,777,437
Indonesia – 0.46%
11,842,000	First Pacific Co. Ltd.	2,187,913
Ireland – 1.11%
192,521	CRH Plc	5,223,986
Italy – 6.70%
1,190,745	Eni SpA	11,832,998
5,328,543	Intesa Sanpaolo SpA	8,621,908
27,168,062	Telecom Italia Rsp	10,614,592
1,365,052	Telecom Italia SpA(a)	552,538
		31,622,036
Japan – 14.81%
262,900	Dai Nippon Printing Co. Ltd.	5,586,913
Shares		Value
404,100	Honda Motor Co. Ltd.	$ 9,042,320
2,429,800	Mitsubishi UFJ Financial Group, Inc.(b)	9,091,229
369,799	MS&AD Insurance Group Holdings, Inc.	10,317,811
983,300	Nissan Motor Co. Ltd.	3,289,836
319,500	Sumitomo Mitsui Trust Holdings, Inc.	9,179,288
143,000	Taisho Pharmaceutical Holdings Co. Ltd.	8,777,237
481,183	Takeda Pharmaceutical Co. Ltd.	14,651,114
		69,935,748
Mexico – 4.26%
7,618,390	America Movil SAB de CV	4,512,104
2,954,978	Cemex SAB de CV Sponsored – ADR	6,264,553
11,935,829	Fibra Uno Administracion SA de CV	9,353,443
		20,130,100
Netherlands – 1.79%
2,056,796	Aegon NV	5,136,653
40,112	NXP Semiconductors NV	3,326,488
		8,463,141
South Korea – 5.54%
181,653	Hana Financial Group, Inc.	3,417,550
61,293	Hyundai Mobis Co. Ltd.	8,478,532
60,185	Hyundai Motor Co.	4,335,819
98,188	KT&G Corp.	6,011,784
29,983	POSCO	3,945,397
		26,189,082
Spain – 1.62%
855,737	Repsol SA	7,634,252
Switzerland – 7.69%
1,322,764	Credit Suisse Group AG(a)	10,676,498
20,996	Swatch Group AG Bearer	4,123,582

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

Shares		Value
115,030	Swatch Group AG Registered	$ 4,453,362
64,653	Swiss Re AG	4,978,211
1,318,852	UBS Group AG	12,088,750
		36,320,403
Taiwan – 1.90%
1,324,000	Asustek Computer, Inc.	8,964,689
United Kingdom – 21.53%
5,919,246	Barclays Plc	6,726,824
2,839,420	BP Plc	11,644,303
4,778,563	G4S Plc	5,435,153
1,005,393	GlaxoSmithKline Plc	18,865,363
361,751	Imperial Brands Plc	6,676,241
4,359,508	J Sainsbury Plc	11,279,834
4,889,136	Kingfisher Plc	8,587,816
4,845,303	Marks & Spencer Group Plc	5,873,653
Shares		Value
3,070,338	Tesco Plc	$ 8,670,720
3,997,645	Wm Morrison Supermarkets Plc	8,733,470
1,353,138	WPP Plc	9,199,896
		101,693,273
TOTAL COMMON STOCKS (Cost $744,687,044)		$456,031,392
PREFERRED STOCKS – 2.64%
Brazil – 0.59%
1,028,300	Petroleo Brasileiro SA, 0.003%(c)	$ 2,768,599
Russia – 2.05%
20,175,822	Surgutneftegas PJSC, 0.202%(c)	9,709,132
TOTAL PREFERRED STOCKS (Cost $13,220,575)		$ 12,477,731

	Shares	Value
SHORT-TERM INVESTMENTS – 0.48%
Money Market Funds — 0.48%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.400%(d)	2,245,859	$ 2,245,859
TOTAL SHORT-TERM INVESTMENTS (Cost $2,245,859)		$ 2,245,859
Total Investments (Cost $760,153,478) – 99.68%		$470,754,982
Other Assets in Excess of Liabilities – 0.32%		1,508,267
TOTAL NET ASSETS – 100.00%		$472,263,249

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	The rate shown is the annualized seven day yield as of March 31, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

COMMON STOCKS
Aerospace & Defense	1.35%
Auto Components	1.79%
Automobiles	4.01%
Banks	8.44%
Building Products	1.93%
Capital Markets	4.82%
Chemicals	1.80%
Commercial Services & Supplies	3.64%
Communications Equipment	1.47%
Construction Materials	3.64%
Diversified Financial Services	0.46%
Diversified Telecommunication Services	4.28%
Electrical Equipment	0.82%
Equity Real Estate Investment Trusts	1.98%
Food & Staples Retailing	8.92%
Household Products	0.13%
Insurance	4.34%
Media	4.21%
Metals & Mining	0.84%
Multiline Retail	1.24%
Multi-Utilities	2.16%
Oil, Gas & Consumable Fuels	9.29%
Pharmaceuticals	12.82%
Semiconductors & Semiconductor Equipment	0.70%
Specialty Retail	1.82%
Technology Hardware, Storage & Peripherals	1.90%
Textiles, Apparel & Luxury Goods	1.81%
Tobacco	2.68%
Wireless Telecommunication Services	3.27%
TOTAL COMMON STOCKS	96.56%
PREFERRED STOCKS
Oil, Gas & Consumable Fuels	2.64%
TOTAL PREFERRED STOCKS	2.64%
SHORT-TERM INVESTMENTS	0.48%
TOTAL INVESTMENTS	99.68%
Other Assets in Excess of Liabilities	0.32%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS – 97.22%
Austria – 1.08%
15,451	Erste Group Bank AG(a)	$ 282,873
Brazil – 1.08%
154,720	Embraer SA(a)	284,065
China – 1.33%
46,500	China Mobile Ltd.	348,484
Finland – 1.23%
104,710	Nokia Oyj	322,492
France – 12.86%
17,800	Carrefour SA	282,206
29,959	Engie SA	306,794
31,200	Engie SA Registered Shares (Prime Fidelite 2019)	319,502
13,427	Publicis Groupe SA	383,729
12,114	Sanofi	1,048,769
6,518	Schneider Electric SE	550,920
12,667	Total SA	477,278
		3,369,198
Germany – 0.86%
5,287	HeidelbergCement AG	225,877
Ireland – 1.29%
12,453	CRH Plc	337,908
Italy – 2.27%
39,071	Eni SpA	388,267
525,674	Telecom Italia Rsp	205,381
		593,648
Japan – 3.59%
17,100	Honda Motor Co. Ltd.	382,637
64,100	Nissan Motor Co. Ltd.	214,460
9,700	SoftBank Group Corp.	343,403
		940,500
Malaysia – 1.30%
394,700	Genting Berhad	341,392
Mexico – 1.46%
488,634	Fibra Uno Administracion SA de CV	382,915
Netherlands – 0.89%
2,820	NXP Semiconductors NV	233,863
Russia – 0.39%
44,308	Gazprom PJSC	102,874
Shares		Value
South Korea – 5.84%
2,556	Hyundai Mobis Co. Ltd.	$ 353,566
5,486	Hyundai Motor Co.	395,220
5,221	KT&G Corp.	319,667
11,877	Samsung Electronics Co. Ltd.	461,796
		1,530,249
Spain – 0.94%
27,597	Repsol SA	246,200
Switzerland – 3.59%
49,369	Credit Suisse Group AG(a)	398,475
59,244	UBS Group AG	543,037
		941,512
United Kingdom – 16.93%
162,158	Barclays Plc	184,282
130,274	BP Plc	534,246
46,920	GlaxoSmithKline Plc	880,415
29,711	Imperial Brands Plc	548,327
177,095	J Sainsbury Plc	458,217
196,456	Kingfisher Plc	345,077
105,291	Marks & Spencer Group Plc	127,638
217,703	Tesco Plc	614,799
145,089	Wm Morrison Supermarkets Plc	316,969
62,874	WPP Plc	427,476
		4,437,446
United States – 40.29%
13,200	American International Group, Inc.	320,100
5,671	Applied Materials, Inc.	259,845
25,685	Bank of America Corp.	545,293
13,678	Bank of New York Mellon Corp.	460,675
13,845	Cardinal Health, Inc.	663,729
31,132	Change Healthcare, Inc.(a)	311,009
3,158	Cigna Corp.	559,534
17,550	Citigroup, Inc.	739,206
6,789	Comcast Corp. – Class A	233,406
7,152	CVS Health Corp.	424,328
8,152	Emerson Electric Co.	388,443
3,253	FedEx Corp.	394,459
30,292	Halliburton Co.	207,500
5,082	HCA Healthcare, Inc.	456,618
3,561	Ingredion, Inc.	268,855

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

Shares		Value
2,581	Laboratory Corp. of America Holdings(a)	$ 326,213
4,977	McKesson Corp.	673,189
9,194	Merck & Co., Inc.	707,386
1,208	Microsoft Corp.	190,514
3,266	Mohawk Industries, Inc.(a)	249,000
1,391	PepsiCo, Inc.	167,059
19,620	Pfizer, Inc.	640,397
2,463	PNC Financial Services Group, Inc.	235,758
7,368	State Street Corp.	392,493
9,436	Textron, Inc.	251,658
17,240	Wells Fargo & Co.	494,788
		10,561,455
TOTAL COMMON STOCKS (Cost $30,421,416)		$25,482,951
Shares		Value
PREFERRED STOCKS – 0.49%
South Korea – 0.49%
3,912	Samsung Electronics Co. Ltd., 6.30%(b)	$ 127,483
TOTAL PREFERRED STOCKS (Cost $115,876)		$ 127,483

	Shares	Value
SHORT-TERM INVESTMENTS – 4.17%
Money Market Funds — 4.17%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.400%(c)	1,092,289	$ 1,092,289
TOTAL SHORT-TERM INVESTMENTS (Cost $1,092,289)		$ 1,092,289
Total Investments (Cost $31,629,581) – 101.88%		$26,702,723
Liabilities in Excess of Other Assets – (1.88)%		(491,756)
TOTAL NET ASSETS – 100.00%		$26,210,967

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(c)	The rate shown is the annualized seven day yield as of March 31, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

COMMON STOCKS
Aerospace & Defense	2.04%
Air Freight & Logistics	1.50%
Auto Components	1.35%
Automobiles	3.79%
Banks	9.47%
Beverages	0.64%
Capital Markets	6.85%
Communications Equipment	1.23%
Construction Materials	2.15%
Diversified Telecommunication Services	0.79%
Electrical Equipment	3.58%
Energy Equipment & Services	0.79%
Equity Real Estate Investment Trusts	1.46%
Food & Staples Retailing	6.38%
Food Products	1.03%
Health Care Providers & Services	11.83%
Health Care Technology	1.19%
Hotels, Restaurants & Leisure	1.30%
Household Durables	0.95%
Insurance	1.22%
Media	3.99%
Multiline Retail	0.49%
Multi-Utilities	2.39%
Oil, Gas & Consumable Fuels	6.67%
Pharmaceuticals	12.50%
Semiconductors & Semiconductor Equipment	1.88%
Software	0.73%
Specialty Retail	1.32%
Technology Hardware, Storage & Peripherals	1.76%
Tobacco	3.31%
Wireless Telecommunication Services	2.64%
TOTAL COMMON STOCKS	97.22%
PREFERRED STOCKS
Technology Hardware, Storage & Peripherals	0.49%
TOTAL PREFERRED STOCKS	0.49%
SHORT-TERM INVESTMENTS	4.17%
TOTAL INVESTMENTS	101.88%
Liabilities in Excess of Other Assets	(1.88)%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS – 87.63%
Brazil – 2.65%
3,090	Telefonica Brasil SA	$ 30,090
Chile – 1.58%
264,246	Enel Chile SA	17,906
China – 1.98%
3,000	China Mobile Ltd.	22,483
Finland – 1.23%
4,519	Nokia Oyj	13,918
France – 15.43%
1,491	Engie SA	15,269
400	Engie SA Registered Shares (Prime Fidelite 2019)	4,096
1,092	Engie SA Registered Shares (Prime Fidelite 2021)	11,183
790	Publicis Groupe SA	22,577
602	Sanofi	52,118
392	Schneider Electric SE	33,133
976	Total SA	36,775
		175,151
Germany – 1.50%
365	BASF SE	17,061
Italy – 2.27%
2,589	Eni SpA	25,728
Japan – 2.36%
1,200	Honda Motor Co. Ltd.	26,852
Malaysia – 1.18%
15,500	Genting Berhad	13,406
Mexico – 2.22%
32,115	Fibra Uno Administracion SA de CV	25,167
South Korea – 1.75%
325	KT&G Corp.	19,899
Switzerland – 4.75%
1,967	Credit Suisse Group AG(a)	15,876
197	Swiss Re AG	15,169
2,498	UBS Group AG	22,897
		53,942
United Kingdom – 21.08%
7,037	BP Plc	28,858
403	British American Tobacco Plc	13,728
2,390	GlaxoSmithKline Plc	44,846
1,611	Imperial Brands Plc	29,732
Shares		Value
8,514	J Sainsbury Plc	$ 22,029
14,285	Kingfisher Plc	25,092
4,159	Marks & Spencer Group Plc	5,042
8,470	Tesco Plc	23,920
6,440	Wm Morrison Supermarkets Plc	14,069
4,695	WPP Plc	31,921
		239,237
United States – 27.65%
312	Bank of New York Mellon Corp.	10,508
947	Cardinal Health, Inc.	45,399
526	Citigroup, Inc.	22,155
362	CVS Health Corp.	21,477
360	Emerson Electric Co.	17,154
231	Johnson & Johnson	30,291
475	Merck & Co., Inc.	36,547
105	Microsoft Corp.	16,560
118	PepsiCo, Inc.	14,172
1,030	Pfizer, Inc.	33,619
85	PNC Financial Services Group, Inc.	8,136
370	State Street Corp.	19,710
270	Truist Financial Corp.	8,327
1,037	Wells Fargo & Co.	29,762
		313,817
TOTAL COMMON STOCKS (Cost $1,284,427)		$994,657
PREFERRED STOCKS – 11.21%
South Korea – 2.38%
828	Samsung Electronics Co. Ltd. 3.596%(b)	$ 26,983
United States – 8.83%
1,632	Bank of America Corp. 4.000% (3M LIBOR + 0.500%, minimum of 4.000%)(c)	32,885

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

Shares		Value
1,867	Goldman Sachs Group, Inc. 3.750% (3M LIBOR + 0.750%, minimum of 3.750%)(c)	$ 35,361
1,668	Morgan Stanley 4.000% (3M LIBOR + 0.700%, minimum of 4.000%)(c)	31,942
		100,188
TOTAL PREFERRED STOCKS (Cost $127,114)		$127,171
	Shares	Value
SHORT-TERM INVESTMENTS – 3.66%
Money Market Funds — 3.66%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.400%(d)	41,559	$ 41,559
TOTAL SHORT-TERM INVESTMENTS (Cost $41,559)		$ 41,559
Total Investments (Cost $1,453,100) – 102.50%		$1,163,387
Liabilities in Excess of Other Assets – (2.50)%		(28,374)
TOTAL NET ASSETS – 100.00%		$1,135,013

Percentages are stated as a percent of net assets.
LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)	The rate shown is the annualized seven day yield as of March 31, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

COMMON STOCKS
Automobiles	2.36%
Banks	6.02%
Beverages	1.25%
Capital Markets	6.09%
Chemicals	1.50%
Communications Equipment	1.23%
Diversified Telecommunication Services	2.65%
Electric Utilities	1.58%
Electrical Equipment	4.43%
Equity Real Estate Investment Trusts	2.22%
Food & Staples Retailing	5.29%
Health Care Providers & Services	5.89%
Hotels, Restaurants & Leisure	1.18%
Insurance	1.33%
Media	4.80%
Multiline Retail	0.45%
Multi-Utilities	2.69%
Oil, Gas & Consumable Fuels	8.05%
Pharmaceuticals	17.39%
Software	1.46%
Specialty Retail	2.21%
Tobacco	5.58%
Wireless Telecommunication Services	1.98%
TOTAL COMMON STOCKS	87.63%
PREFERRED STOCKS
Banks	2.90%
Capital Markets	5.93%
Technology Hardware, Storage & Peripherals	2.38%
TOTAL PREFERRED STOCKS	11.21%
SHORT-TERM INVESTMENTS	3.66%
TOTAL INVESTMENTS	102.50%
Liabilities in Excess of Other Assets	(2.50)%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS – 90.80%
Argentina – 1.62%
1,176,931	Adecoagro SA(a)	$ 4,578,261
2,625,116	YPF SA Sponsored – Class D – ADR	10,946,734
		15,524,995
Austria – 0.09%
47,560	Erste Group Bank AG(a)	870,715
Brazil – 4.64%
6,258,400	Cogna Educacao	4,817,767
1,166,900	Companhia Brasileira de Distribuicao(a)	14,898,125
3,339,780	Embraer SA Sponsored – ADR(a)	24,714,372
		44,430,264
Chile – 1.90%
2,426,684	Empresa Nacional de Telecomunicaciones SA(a)	10,255,574
42,492,149	Enel Chile SA	2,879,478
1,509,388	Enel Chile SA Sponsored – ADR	5,011,168
		18,146,220
China – 22.64%
119,225	Alibaba Group Holding Ltd. Sponsored – ADR(a)	23,186,878
150,119	Baidu, Inc. Sponsored – ADR(a)	15,130,494
4,385,900	China Mobile Ltd.	32,869,169
27,539,136	China Railway Signal & Communication Corp. Ltd.(b)	13,730,745
2,229,528	China South Publishing & Media Group Co. Ltd. – Class A	3,319,343
111,730	China Yuchai International Ltd.	1,202,215
31,150,401	Dongfeng Motor Group Co. Ltd. – Class H	20,282,346
Shares		Value
3,065,000	Galaxy Entertainment Group Ltd.	$ 16,142,805
21,333,500	Genertec Universal Medical Group Co. Ltd.(b)	13,204,553
33,944,000	PetroChina Co. Ltd.	12,302,661
11,227,200	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	18,944,243
11,808,000	TravelSky Technology Ltd.	20,666,725
10,355,400	Wynn Macau Ltd.	15,530,097
380,528	ZTO Express Cayman, Inc. – ADR(a)	10,076,381
		216,588,655
Czech Republic – 0.60%
626,829	O2 Czech Republic AS	5,703,076
Greece – 0.56%
447,667	Hellenic Telecommunications Organization SA	5,411,631
Hong Kong – 2.70%
28,461,920	First Pacific Co. Ltd.	5,258,588
10,597,500	Lifestyle International Holdings Ltd.	8,852,224
5,860,000	Luk Fook Holdings International Ltd.	11,746,549
		25,857,361
India – 2.48%
1,661,334	Bharti Infratel Ltd.	3,513,669
5,904,971	Power Grid Corp. of India Ltd.	12,404,250
4,804,211	Zee Entertainment Enterprises Ltd.	7,818,367
		23,736,286
Indonesia – 4.68%
97,044,300	Bank Rakyat Indonesia Persero Tbk PT	17,798,430

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

Shares		Value
5,621,512	Gudang Garam Tbk PT	$ 14,124,042
105,169,315	PT XL Axiata Tbk(a)	12,818,392
		44,740,864
Malaysia – 2.09%
23,159,400	Genting Berhad	20,031,494
Mexico – 9.97%
29,613,730	America Movil SAB de CV	17,539,168
10,054,422	Cemex SAB de CV Sponsored – ADR	21,315,375
32,196,641	Fibra Uno Administracion SA de CV	25,230,711
14,203,330	Macquarie Mexico Real Estate Management SA de CV(b)	11,794,946
17,287,809	PLA Administradora Industrial S de RL de CV	19,122,441
10,242,449	Urbi Desarrollos Urbanos SAB de CV(a),(c)	363,974
		95,366,615
Panama – 1.68%
644,836	Banco Latinoamericano de Comercio Exterior SA – Class E	6,648,259
208,953	Copa Holdings SA – Class A	9,463,481
		16,111,740
Philippines – 1.25%
9,812,422	Bank of the Philippine Islands	11,937,303
Russia – 5.84%
129,316	Lukoil PJSC Sponsored – ADR	7,803,600
4,962,039	Mobile TeleSystems PJSC	18,994,940
8,476,466	Sberbank of Russia PJSC	20,309,779
2,684,906	Sistema PJSFC Sponsored – GDR	8,797,599
		55,905,918
Shares		Value
Singapore – 0.89%
1,020,677	Flex Ltd.(a)	$ 8,548,170
South Africa – 1.01%
2,314,848	Absa Group Ltd.	9,630,372
South Korea – 13.70%
119,721	Hyundai Mobis Co. Ltd.	16,560,755
682,601	Kia Motors Corp.	14,368,015
451,603	KT&G Corp.	27,650,424
164,603	POSCO	21,659,747
169,260	S-1 Corp.	11,169,915
610,691	Samsung Electronics Co. Ltd.	23,744,593
679,072	Shinhan Financial Group Co. Ltd.	15,886,360
		131,039,809
Spain – 1.15%
11,548,879	Prosegur Cash SA(b)	10,963,063
Taiwan – 3.61%
3,056,000	Asustek Computer, Inc.	20,691,912
1,534,000	Taiwan Semiconductor Manufacturing Co. Ltd.	13,809,553
		34,501,465
Thailand – 4.09%
2,513,800	Bangkok Bank PCL – NVDR	7,674,906
78,547,281	Jasmine Broadband Internet Infrastructure – Class F	19,928,833
5,464,600	Siam Commercial Bank PCL – Class F	11,493,810
		39,097,549
Turkey – 0.41%
1,317,188	Ulker Biskuvi Sanayi AS(a)	3,913,771
United Arab Emirates – 1.73%
1,102,418	DP World Plc	16,571,099

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

Shares		Value
United Kingdom – 1.47%
22,007,865	Hyve Group Plc	$ 5,385,186
10,376,419	Vivo Energy Plc(b)	8,699,772
		14,084,958
TOTAL COMMON STOCKS (Cost $1,389,189,901)		$868,713,393
PREFERRED STOCKS – 7.50%
Brazil – 2.62%
4,920,700	Petroleo Brasileiro SA, 0.00%(d)	$ 13,248,512
748,395	Telefonica Brasil SA Sponsored – ADR, 2.57%(d)	7,132,204
498,300	Telefonica Brasil SA, 5.17%(d)	4,742,198
		25,122,914
Colombia – 0.79%
712,214	Grupo Aval Acciones y Valores SA – ADR, 6.98%(d)	3,119,497
20,018,115	Grupo Aval Acciones y Valores SA, 6.45%(d)	4,420,544
		7,540,041
Shares		Value
Russia – 2.30%
1,358,757	Surgutneftegas PJSC Sponsored – ADR, 24.14%(d)	$ 6,538,746
32,081,832	Surgutneftegas PJSC, 0.20%	15,438,615
21,977,361
South Korea – 1.79%
409,049	Hyundai Motor Co. Ltd., 7.83%(d)	17,155,499
TOTAL PREFERRED STOCKS (Cost $117,522,023)		$ 71,795,815
PARTICIPATORY NOTES – 1.08%
China – 1.08%
6,874,542	China South Publishing & Media Group Co. Ltd. – Class A(b),(e)	$ 10,309,582
TOTAL PARTICIPATORY NOTES (Cost $13,024,442)		$ 10,309,582

Total Investments (Cost $1,519,736,366) – 99.38%	$950,818,790
Other Assets in Excess of Liabilities – 0.62%	5,941,320
TOTAL NET ASSETS – 100.00%	$956,760,110

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt
NVDR Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $58,393,078, which represented 6.10% of the net assets of the Fund.
(c)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	Represents the underlying security of a participatory note with HSBC Bank Plc. China South Publishing & Media Group Co. Ltd. has a maturity date of November 23, 2021. See Note 2 in the Notes to Financial Statements.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

COMMON STOCKS
Aerospace & Defense	2.58%
Air Freight & Logistics	1.05%
Airlines	0.99%
Auto Components	1.73%
Automobiles	3.62%
Banks	9.99%
Commercial Services & Supplies	2.32%
Construction Materials	2.23%
Diversified Consumer Services	0.50%
Diversified Financial Services	1.24%
Diversified Telecommunication Services	1.53%
Electric Utilities	2.12%
Electronic Equipment, Instruments & Components	2.32%
Equity Real Estate Investment Trusts	5.87%
Food & Staples Retailing	1.56%
Food Products	0.89%
Health Care Providers & Services	3.36%
Hotels, Restaurants & Leisure	5.40%
Household Durables	0.04%
Interactive Media & Services	1.58%
Internet & Direct Marketing Retail	2.42%
IT Services	2.16%
Machinery	0.13%
Media	1.73%
Metals & Mining	2.27%
Multiline Retail	0.92%
Oil, Gas & Consumable Fuels	3.25%
Semiconductors & Semiconductor Equipment	1.45%
Specialty Retail	2.14%
Technology Hardware, Storage & Peripherals	4.64%
Tobacco	4.37%
Transportation Infrastructure	1.73%
Wireless Telecommunication Services	12.67%
TOTAL COMMON STOCKS	90.80%
PREFERRED STOCKS
Automobiles	1.79%
Banks	0.79%
Diversified Telecommunication Services	1.24%
Oil, Gas & Consumable Fuels	3.68%
TOTAL PREFERRED STOCKS	7.50%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

PARTICIPATORY NOTES
Media	1.08%
TOTAL PARTICIPATORY NOTES	1.08%
TOTAL INVESTMENTS	99.38%
Other Assets in Excess of Liabilities	0.62%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS – 91.49%
Argentina – 0.39%
257,177	Adecoagro SA(a)	$ 1,000,419
Austria – 0.60%
168,405	Addiko Bank AG(a)	1,521,160
Brazil – 3.24%
4,475,647	Embraer SA(a)	8,217,254
Canada – 4.59%
492,491	Cameco Corp.	3,762,631
336,989	Celestica, Inc.(a)	1,179,462
139,128	Corby Spirit and Wine Ltd.	1,527,412
605,547	Dorel Industries, Inc. – Class B	645,435
800,736	Sierra Wireless, Inc.(a)	4,523,450
		11,638,390
China – 2.41%
12,973,900	Boyaa Interactive International Ltd.	1,255,093
267,884	China Yuchai International Ltd.	2,882,432
10,176,000	Weiqiao Textile Co. – Class H	1,968,850
		6,106,375
France – 3.08%
66,541	Savencia SA	3,544,644
76,905	Societe BIC SA	4,271,536
		7,816,180
Germany – 2.47%
60,349	Draegerwerk AG & Co. KGaA	4,429,917
94,106	Rhoen-Klinikum AG	1,849,358
		6,279,275
Greece – 0.77%
254,080	Sarantis SA	1,950,365
Hong Kong – 4.03%
4,446,050	APT Satellite Holdings Ltd.	1,401,693
2,191,000	Dickson Concepts International Ltd.	1,071,412
73,200,000	Emperor Watch & Jewellery Ltd.	1,114,134
Shares		Value
17,917,000	First Pacific Co. Ltd.	$ 3,310,322
8,855,000	PAX Global Technology Ltd.	3,321,348
		10,218,909
Hungary – 1.97%
4,498,185	Magyar Telekom Telecommunications Plc	5,009,319
Ireland – 2.86%
292,828	Avadel Pharmaceuticals Plc Sponsored - ADR(a)	2,325,055
2,015,206	C&C Group Plc	4,926,076
		7,251,131
Israel – 1.07%
44,318	Taro Pharmaceutical Industries Ltd.(a)	2,712,262
Italy – 3.16%
276,775	Buzzi Unicem SpA	2,598,829
280,421	Credito Emiliano SpA	1,175,714
286,263	Danieli & C Officine Meccaniche SpA	2,000,629
2,724,811	Safilo Group SpA(a)	2,253,012
		8,028,184
Japan – 21.83%
24,200	Bank of Nagoya Ltd.	584,755
653,800	Concordia Financial Group Ltd.	1,902,971
405,900	Fuji Media Holdings, Inc.	4,031,629
494,900	Funai Electric Co. Ltd.(a)	2,203,076
163,800	Futaba Corp.	1,587,859
1,388,400	Hachijuni Bank Ltd.	5,002,203
1,174,500	Hyakugo Bank Ltd.	3,285,142
196,900	Kato Sangyo Co. Ltd.	6,192,104
215,200	Kissei Pharmaceutical Co. Ltd.	5,517,200
898,800	Komori Corp.	6,079,890
1,149,400	Kyushu Financial Group, Inc.	4,376,444
137,700	Mitsubishi Shokuhin Co. Ltd.	3,525,340
85,900	Nichiban Co. Ltd.	1,186,696

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

Shares		Value
112,100	Nippon Seiki Co. Ltd.	$ 1,193,828
68,700	Oita Bank Ltd.	1,209,331
280,300	Tachi-S Co. Ltd.	2,531,794
316,800	TSI Holdings Co. Ltd.	1,158,350
51,800	Tsutsumi Jewelry Co. Ltd.	829,511
185,100	Yodogawa Steel Works Ltd.	3,011,209
		55,409,332
Mexico – 6.23%
540,241	Cemex SAB de CV Sponsored – ADR	1,145,311
21,557,552	Consorcio ARA SAB de CV	3,262,372
279,501,983	Desarrolladora Homex SAB de CV(a),(b)	459,504
9,306,500	Fibra Uno Administracion SA de CV	7,292,985
3,725,017	Macquarie Mexico Real Estate Management SA de CV	3,093,385
16,033,402	Urbi Desarrollos Urbanos SAB de CV(a),(b)	569,761
		15,823,318
Panama – 1.23%
302,841	Banco Latinoamericano de Comercio Exterior SA – Class E	3,122,291
Philippines – 0.63%
1,689,492	First Philippines Holdings Corp.	1,594,827
Slovenia – 1.54%
474,148	Nova Ljubljanska Banka – GDR(c)	3,911,575
South Korea – 7.48%
88,337	Binggrae Co. Ltd.	3,502,336
169,405	Hankook Tire & Technology Co. Ltd.	2,675,188
40,603	Lotte Chilsung Beverage Co. Ltd.	2,828,129
Shares		Value
37,177	Lotte Confectionery Co. Ltd.	$ 3,189,678
94,535	Lotte Corp.	1,851,754
7,547	Namyang Dairy Products Co. Ltd.	1,830,589
56,307	Samchully Co. Ltd.	3,097,091
		18,974,765
Spain – 3.62%
1,416,835	Atresmedia Corp de Medios de Comunicacion SA	3,906,568
1,606,135	Bankia SA	1,751,448
794,339	Lar Espana Real Estate Socimi SA	3,526,208
		9,184,224
United Kingdom – 18.29%
1,483,485	Balfour Beatty Plc	3,936,612
891,837	Chemring Group Plc	2,215,278
819,067	Countrywide Plc(a)	475,801
2,683,352	De La Rue Plc	1,899,805
3,924,235	G4S Plc	4,463,438
2,653,865	Hyve Group Plc	649,384
3,381,716	J Sainsbury Plc	8,749,886
1,507,888	Kingfisher Plc	2,648,620
1,292,028	LSL Property Services Plc	2,680,063
1,457,744	Marks & Spencer Group Plc	1,767,130
4,237,899	Mitie Group Plc	3,421,532
6,364,340	Premier Foods Plc(a)	1,909,093
1,705,617	Telit Communications Plc(a)	1,925,759
3,696,731	Wm Morrison Supermarkets Plc	8,076,077
695,063	Yellow Cake Plc(a)	1,611,934
		46,430,412
TOTAL COMMON STOCKS (Cost $387,003,870)		$232,199,967
PREFERRED STOCKS – 5.02%
Germany – 5.02%
132,461	Draegerwerk AG & Co. KGaA, 0.22%(d)	$ 12,739,177
TOTAL PREFERRED STOCKS (Cost $8,004,520)		$ 12,739,177

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 3.32%
Money Market Funds — 3.32%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.400%(e)	8,419,056	$ 8,419,056
TOTAL SHORT-TERM INVESTMENTS (Cost $8,419,056)		$ 8,419,056
Total Investments (Cost $403,427,446) – 99.83%		$253,358,200
Other Assets in Excess of Liabilities – 0.17%		437,812
TOTAL NET ASSETS – 100.00%		$253,796,012

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 8 in the Notes to the Financial Statements.
(c)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,911,575, which represented 1.54% of the net assets of the Fund.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of March 31, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

COMMON STOCKS
Aerospace & Defense	4.11%
Auto Components	2.52%
Banks	9.73%
Beverages	3.66%
Commercial Services & Supplies	6.01%
Communications Equipment	2.54%
Construction & Engineering	1.55%
Construction Materials	1.47%
Diversified Financial Services	2.54%
Diversified Telecommunication Services	2.52%
Electric Utilities	0.63%
Electrical Equipment	0.62%
Electronic Equipment, Instruments & Components	1.78%
Entertainment	0.49%
Equity Real Estate Investment Trusts	5.48%
Food & Staples Retailing	10.46%
Food Products	5.90%
Gas Utilities	1.22%
Health Care Equipment & Supplies	1.74%
Health Care Providers & Services	0.73%
Household Durables	2.82%
Industrial Conglomerates	0.73%
Machinery	4.32%
Media	3.38%
Metals & Mining	1.19%
Multiline Retail	0.70%
Oil, Gas & Consumable Fuels	1.48%
Personal Products	0.77%
Pharmaceuticals	4.16%
Real Estate Management & Development	1.25%
Specialty Retail	1.90%
Textiles, Apparel & Luxury Goods	2.46%
Trading Companies & Distributors	0.63%
TOTAL COMMON STOCKS	91.49%
PREFERRED STOCKS
Health Care Equipment & Supplies	5.02%
TOTAL PREFERRED STOCKS	5.02%
SHORT-TERM INVESTMENTS	3.32%
TOTAL INVESTMENTS	99.83%
Other Assets in Excess of Liabilities	0.17%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS – 91.06%
Aerospace & Defense – 7.19%
1,168	Embraer SA Sponsored – ADR(a)	$ 8,643
179	National Presto Industries, Inc.	12,675
334	Textron, Inc.	8,908
		30,226
Auto Components – 0.98%
252	Cooper Tire & Rubber Co.	4,108
Automobiles – 1.69%
376	Harley-Davidson, Inc.	7,118
Banks – 2.72%
327	Eagle Bancorp Montana, Inc.	5,301
228	Northrim BanCorp, Inc.	6,156
		11,457
Biotechnology – 10.88%
347	AMAG Pharmaceuticals, Inc.(a)	2,144
242	Eagle Pharmaceuticals, Inc.(a)	11,132
5,659	PDL BioPharma, Inc.(a)	15,958
174	United Therapeutics Corp.(a)	16,500
		45,734
Chemicals – 1.96%
189	Sensient Technologies Corp.	8,223
Communications Equipment – 7.97%
443	Digi International, Inc.(a)	4,226
902	NETGEAR, Inc.(a)	20,602
1,526	Sierra Wireless, Inc.(a)	8,668
		33,496
Construction & Engineering – 1.17%
1,887	Orion Group Holdings, Inc.(a)	4,906
Electronic Equipment, Instruments & Components – 2.66%
253	Arlo Technologies, Inc.(a)	615
421	Avnet, Inc.	10,567
		11,182
Energy Equipment & Services – 3.15%
1,320	Halliburton Co.	9,042
269	Helmerich & Payne, Inc.	4,210
		13,252
Shares		Value
Food & Staples Retailing – 1.62%
89	Ingles Markets, Inc. – Class A	$ 3,218
86	Weis Markets, Inc.	3,583
		6,801
Food Products – 3.68%
165	Cal-Maine Foods, Inc.	7,256
34	Sanderson Farms, Inc.	4,193
101	Seneca Foods Corp. – Class A(a)	4,018
		15,467
Health Care Equipment & Supplies – 0.68%
384	Invacare Corp.	2,853
Health Care Providers & Services – 4.36%
262	Patterson Companies., Inc.	4,006
1,016	Triple–S Management Corp. – Class B(a)	14,326
		18,332
Health Care Technology – 0.73%
309	Change Healthcare, Inc.(a)	3,087
Household Durables – 7.11%
620	Dorel Industries, Inc. – Class B	661
206	MDC Holdings, Inc.	4,779
104	Mohawk Industries, Inc.(a)	7,929
1,055	Taylor Morrison Home Corp. - Class A(a)	11,605
255	Toll Brothers, Inc.	4,909
		29,883
Insurance – 4.29%
93	American National Insurance Co.	7,662
45	National Western Life Group, Inc. – Class A	7,740
173	Old Republic International Corp.	2,638
		18,040
Machinery – 6.83%
2,169	Briggs & Stratton Corp.	3,926
460	Graham Corp.	5,934
355	Greenbrier Companies., Inc.	6,298
215	Hurco Companies, Inc.	6,256
511	LB Foster Co. – Class A(a)	6,316
		28,730

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

Shares		Value
Media – 1.41%
232	Scholastic Corp.	$ 5,914
Oil, Gas & Consumable Fuels – 1.89%
316	World Fuel Services Corp.	7,957
Personal Products – 3.40%
593	Edgewell Personal Care Co.(a)	14,279
Pharmaceuticals – 2.87%
506	Avadel Pharmaceuticals Plc Sponsored - ADR(a)	4,018
333	Phibro Animal Health Corp. – Class A	8,048
		12,066
Professional Services – 3.26%
419	Kelly Services, Inc. – Class A	5,317
764	Resources Connection, Inc.	8,381
		13,698
Real Estate Management & Development – 1.99%
498	The St. Joe Co.(a)	8,356
Software – 2.13%
76	MicroStrategy, Inc. – Class A(a)	8,976
Shares		Value
Specialty Retail – 2.06%
199	Aaron's, Inc.	$ 4,533
291	Rent-A-Center, Inc.	4,115
		8,648
Textiles, Apparel & Luxury Goods – 0.51%
181	Movado Group, Inc.	2,139
Thrifts & Mortgage Finance – 1.27%
217	Territorial Bancorp, Inc.	5,327
Trading Companies & Distributors – 0.60%
1,150	Houston Wire & Cable Co.(a)	2,518
TOTAL COMMON STOCKS (Cost $475,713)		$382,773
PREFERRED STOCKS – 0.27%
Oil, Gas & Consumable Fuels – 0.27%
37	Chesapeake Energy Corp., 5.750%	$ 1,147
TOTAL PREFERRED STOCKS (Cost $9,010)		$ 1,147

	Principal Amount	Value
CORPORATE BONDS – 0.93%
Oil, Gas & Consumable Fuels – 0.93%
Chesapeake Energy Corp. 11.500%, 1/1/2025(b)	$23,000	$ 3,910
SHORT-TERM INVESTMENTS – 16.74%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.400%, (c)	70,361	$ 70,361
TOTAL SHORT-TERM INVESTMENTS (Cost $70,361)		$ 70,361
Total Investments (Cost $563,811) – 109.00%		$458,191
Liabilities in Excess of Other Assets – (9.00)%		(37,834)
TOTAL NET ASSETS – 100.00%		$420,357

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,910, which represented 0.93% of the net assets of the Fund.
(c)	The rate shown is the annualized seven day yield as of March 31, 2020.
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

COMMON STOCKS
Brazil	2.06%
Canada	2.22%
Ireland	0.96%
United States	85.82%
TOTAL COMMON STOCKS	91.06%
CORPORATE BONDS
United States	0.93%
TOTAL CORPORATE BONDS	0.93%
PREFERRED STOCKS
United States	0.27%
TOTAL PREFERRED STOCKS	0.27%
SHORT-TERM INVESTMENTS	16.74%
TOTAL INVESTMENTS	109.00%
Liabilities in Excess of Other Assets	(9.00)%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	31,277	$ 1,112
TOTAL COMMON STOCKS (Cost $292,050)		$ 1,112

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 12.86%
Federal Home Loan Mortgage Corporation – 4.34%
Pool A9-3505 4.500%, 8/1/2040	$ 96,874	$ 105,988
Pool G0-6018 6.500%, 4/1/2039	20,877	24,759
Pool G1-8578 3.000%, 12/1/2030	1,238,860	1,301,813
Pool SD-8001 3.500%, 7/1/2049	1,045,336	1,102,525
Pool SD-8003 4.000%, 7/1/2049	1,025,538	1,091,944
		3,627,029
Federal National Mortgage Association – 8.52%
Pool 934124 5.500%, 7/1/2038	39,815	44,991
Pool AL9865 3.000%, 2/1/2047	1,647,715	1,736,830
Pool AS6201 3.500%, 11/1/2045	832,342	886,803
Pool BJ2553 3.500%, 12/1/2047	615,524	652,176
Pool BN6683 3.500%, 6/1/2049	1,630,422	1,722,319
Pool CA1624 3.000%, 4/1/2033	955,713	1,003,637
Pool MA0918 4.000%, 12/1/2041	229,370	247,955
Pool MA3687 4.000%, 6/1/2049	767,870	817,383
		7,112,094
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $10,250,601)		$ 10,739,123
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 4.546%, 10/25/2036(b),(c)	$ 837	$ 669
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $824)		$ 669
US GOVERNMENTS – 55.01%
Sovereign – 55.01%
United States Treasury Note
2.375%, 8/15/2024	$ 9,860,000	$ 10,721,595
2.000%, 11/15/2021	211,000	217,223
2.000%, 2/15/2023	1,140,000	1,196,198
2.250%, 2/15/2027	16,100,000	17,954,644
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

	Principal Amount	Value
2.375%, 5/15/2029	$ 5,300,000	$ 6,096,863
United States Treasury Bond 4.750%, 2/15/2037	6,110,000	9,757,384
TOTAL US GOVERNMENTS (Cost $40,650,243)		$ 45,943,907
CORPORATE BONDS – 29.04%
Automobiles – 1.68%
Ford Motor Credit Co. LLC 5.875%, 8/2/2021	$ 410,000	$ 401,800
General Motors Financial Co., Inc. 2.650%, 4/13/2020	1,000,000	999,223
		1,401,023
Banks – 5.73%
Citibank NA 2.100%, 6/12/2020	1,650,000	1,646,858
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	230,850
Goldman Sachs Group, Inc. 3.000%, 4/26/2022	780,000	785,721
JPMorgan Chase & Co. 5.239% (3M LIBOR + 3.470%), Perpetual(d)	1,317,000	1,175,765
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.5000%), Perpetual(d)	1,265,000	942,425
		4,781,619
Commercial Services & Supplies – 2.76%
ADT Corp. 3.500%, 7/15/2022	915,000	892,125
Iron Mountain, Inc. 4.875%, 9/15/2027(e)	645,000	625,650
Prime Security Services Borrower LLC 6.250%, 1/15/2028(e)	915,000	789,188
		2,306,963
Consumer Products – 1.87%
Avon International Operations, Inc. 7.875%, 8/15/2022(e)	1,100,000	982,951
Wyndham Destinations, Inc. 3.900%, 3/1/2023	690,000	579,600
		1,562,551
Electric Utilities – 0.25%
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	206,884
Equipment – 0.03%
Continental Airlines Pass Through Trust Series 2007-1 5.983%, 4/19/2022	25,888	26,543
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

	Principal Amount	Value
Food, Beverage & Tobacco – 0.88%
Pilgrim's Pride Corp. 5.750%, 3/15/2025(e)	$ 725,000	$ 730,438
Homebuilders – 2.00%
PulteGroup, Inc. 5.500%, 3/1/2026	980,000	963,796
Toll Brothers Finance Corp. 4.875%, 11/15/2025	745,000	707,750
		1,671,546
Insurance – 0.99%
American International Group, Inc. 6.400%, 12/15/2020	800,000	822,501
Media – 1.21%
Charter Communications Operating LLC 4.908%, 7/23/2025	295,000	313,170
Netflix, Inc. 5.375%, 2/1/2021	695,000	700,213
		1,013,383
Oil, Gas & Consumable Fuels – 6.73%
BP Capital Markets Plc 3.506%, 3/17/2025	810,000	839,601
Chesapeake Energy Corp. 7.000%, 10/1/2024	1,245,000	93,375
Chevron Corp. 2.100%, 5/16/2021	1,150,000	1,150,379
Exxon Mobil Corp. 2.397%, 3/6/2022	945,000	954,385
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,054,000	1,075,555
Occidental Petroleum Corp. 3.500%, 6/15/2025	555,000	283,974
Range Resources Corp. 5.000%, 3/15/2023	1,680,000	1,226,400
		5,623,669
Technology – 2.40%
Microsoft Corp. 2.400%, 2/6/2022	1,000,000	1,027,855
VMware, Inc. 3.900%, 8/21/2027	995,000	980,412
		2,008,267
Telecommunications – 2.51%
AT&T, Inc. 3.000%, 6/30/2022	1,630,000	1,644,182
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

	Principal Amount	Value
Frontier Communications Corp. 6.250%, 9/15/2021	$ 1,320,000	$ 316,800
Telefonica Emisiones SA 5.462%, 2/16/2021	135,000	136,880
		2,097,862
TOTAL CORPORATE BONDS (Cost $26,509,153)		$ 24,253,249
ASSET BACKED SECURITIES – 1.87%
Student Loan – 1.87%
SLM Private Credit Student Loan Trust Series 2007-A, 0.981% (3M LIBOR + 0.240%, minimum of 0.240%), 12/16/2041(d)	$ 276,506	$ 243,732
SLM Private Credit Student Loan Trust Series 2004-B, 1.170% (3M LIBOR + 0.430%), 9/15/2033(d)	300,000	280,506
SLM Private Credit Student Loan Trust Series 2005-A, 1.050% (3M LIBOR + 0.310%), 12/15/2038(d)	400,000	381,945
SLM Private Credit Student Loan Trust Series 2006-A, 1.031% (3M LIBOR + 0.290%, minimum of 0.290%), 6/15/2039(d)	682,414	654,781
TOTAL ASSET BACKED SECURITIES (Cost $1,524,081)		$ 1,560,964

	Shares	Value
SHORT-TERM INVESTMENTS – 0.91%
Money Market Funds – 0.91%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.400%(f)	$ 765,537	$ 765,537
TOTAL SHORT-TERM INVESTMENTS (Cost $765,537)		$ 765,537
Total Investments (Cost $79,992,489) – 99.69%		$83,264,561
Other Assets – 0.31%		255,382
Total Net Assets – 100.00%		$83,519,943

Percentages are stated as a percent of net assets.
LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $669 or 0.00% of the Fund’s net assets and is classified as a Level 3 security. See Note 2 in the Notes to Financial Statements.
(c)	Variable rate security. The coupon is based on an underlying pool of loans.
(d)	Variable rate security. The coupon is based on a reference index and spread index.
(e)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,128,227, which represented 3.75% of the net assets of the Fund.
(f)	The rate shown is the annualized seven day yield as of March 31, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2020 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$ 470,754,982	$26,702,723
Affiliated issuers	—	—
Foreign Currency(1)	323,563	27,924
Receivables:
Securities sold	726,441	52,245
Fund shares sold	692,482	—
Dividends and interest	2,712,998	109,542
Foreign currency spot trade	—	—
Tax reclaims	727,774	40,752
Securities lending	3,944	66
Receivable from service providers	11,175	557
Prepaid expenses and other assets	167,410	31,767
Total Assets	476,120,769	26,965,576
LIABILITIES
Payables:
Securities purchased	566,151	500,066
Fund shares redeemed	2,294,005	119,598
Overdraft payable	—	—
Due to Advisor	353,664	18,806
12b-1 Fee	10,184	731
Trustee Fees	13,998	3,283
Custodian Fee Payable	42,578	2,701
Dividends payable	197,371	1,923
Accrued expenses	379,569	107,501
Total Liabilities	3,857,520	754,609
NET ASSETS	$ 472,263,249	$26,210,967
COMPONENTS OF NET ASSETS
Paid in Capital	$ 786,213,506	$31,995,780
Total distributable earnings (loss)	(313,950,257)	(5,784,813)
Total Net Assets	$ 472,263,249	$26,210,967
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$ 20,088,030	$ 1,072,513
Shares outstanding (unlimited shares authorized without par value)	1,703,628	64,905
Offering and redemption price	$ 11.79	$ 16.52
Maximum offering price per share*	$ 12.57	$ 17.68
Class C Shares
Net Assets	$ 8,105,402	$ 736,777
Shares outstanding (unlimited shares authorized without par value)	699,512	44,902
Offering and redemption price	$ 11.59	$ 16.41
Class I Shares
Net Assets	$ 404,347,804	$24,401,677
Shares outstanding (unlimited shares authorized without par value)	34,159,046	1,464,913
Offering and redemption price	$ 11.84	$ 16.66
Class R6 Shares
Net Assets	$ 39,722,013	$ —
Shares outstanding (unlimited shares authorized without par value)	3,339,109	—
Offering and redemption price	$ 11.90	$ —
(1)Cost of:
Investments in securities
Unaffiliated issuers	$ 760,153,478	$31,629,581
Affiliated issuers	—	—
Foreign currency	323,563	27,924

*	Includes a sales load of 5.75% for the International, Global, Global Equity Income, Emerging Markets Value, International Small Cap, and Small Cap Value Funds and 3.75% for the Core Plus Fixed Income Fund. (see Note 7 of the Notes to Financial Statements)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2020 (Unaudited) (continued)

Brandes Global Equity Income Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$1,163,387	$ 950,454,816	$ 252,328,935	$ 458,191	$83,264,561
—	363,974	1,029,265	—	—
1,441	1,678,633	111	—	—

—	17,096,963	1,826,957	—	—
23	1,860,208	591,654	2,519	—
6,030	6,608,305	1,815,162	902	436,641
—	—	—	—	—
1,770	7,400	359,860	—	—
4	—	—	—	—
22	22,440	5,557	8	1,224
11,508	169,865	72,589	44,058	40,135
1,184,185	978,262,604	258,030,090	505,678	83,742,561

—	7,852,097	2,257,858	34,663	66,419
52	5,745,218	1,287,837	—	—
—	5,838,303	—	—	—
452	891,311	224,550	251	25,101
9	45,328	8,793	4	444
1,940	23,847	23,295	1,683	3,105
645	246,803	56,989	1,928	2,312
143	224,843	8,207	—	—
45,931	634,744	366,549	46,792	125,237
49,172	21,502,494	4,234,078	85,321	222,618
$1,135,013	$ 956,760,110	$ 253,796,012	$ 420,357	$83,519,943

$1,439,803	$1,576,956,531	$ 581,996,619	$ 724,240	$82,738,496
(304,790)	(620,196,421)	(328,200,607)	(303,883)	781,447
$1,135,013	$ 956,760,110	$ 253,796,012	$ 420,357	$83,519,943

$ 23,736	$ 151,927,881	$ 27,082,152	$ 13,940	$ 1,249,870
2,709	24,913,746	3,439,665	2,018	135,125
$ 8.76	$ 6.10	$ 7.87	$ 6.91	$ 9.25
$ 8.84	$ 6.50	$ 8.38	$ 7.36	$ 9.90

$ 3,987	$ 11,572,092	$ 3,992,974	$ —	$ —
475	1,906,098	523,112	—	—
$ 8.38	$ 6.07	$ 7.63	$ —	$ —

$1,107,290	$ 756,654,841	$ 214,560,662	$ 406,345	$82,269,963
133,195	123,441,572	27,140,745	58,521	8,820,792
$ 8.31	$ 6.13	$ 7.91	$ 6.94	$ 9.33

$ —	$ 36,605,296	$ 8,160,224	$ 72	$ 110
—	5,947,047	1,030,180	11	12
$ —	$ 6.16	$ 7.92	$ 6.48	$ 9.33

$1,453,100	$1,507,534,315	$ 372,546,480	$ 563,811	$79,992,489
—	12,202,051	30,880,966	—	—
1,442	1,678,633	111	—	—
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2020 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$ 8,195,245	$ 482,629
Affiliated issuers	—	—
Less: Foreign taxes withheld	(740,990)	(20,637)
Interest income	129,699	4,759
Income from securities lending	6,140	92
Total Income	7,590,094	466,843
Expenses
Advisory fees (Note 3)	2,673,758	141,754
Custody fees	61,171	4,251
Administration fees (Note 3)	85,868	10,244
Insurance expense	8,781	458
Legal fees	22,490	1,372
Printing fees	23,332	2,288
Miscellaneous	33,045	4,748
Registration expense	61,304	23,332
Trustees fees	47,944	4,941
Transfer agent fees	75,301	17,145
12b-1 Fees – Class A	37,120	1,856
12b-1 Fees – Class C	45,363	3,950
Shareholder Service Fees – Class C	15,121	1,316
Sub-Transfer Agency Fees – Class I	153,603	8,225
Accounting fees	26,102	19,339
Auditing fees	21,143	21,222
Total expenses	3,391,446	266,441
Expenses waived	(324,241)	(81,589)
Expenses recouped	—	—
Expenses reduced by Service Providers	(11,175)	(557)
Total net expenses	3,056,030	184,295
Net investment income	4,534,064	282,548
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(12,899,045)	347,127
Affiliated investments	—	—
Foreign currency transactions	35,095	(4,787)
Net realized gain (loss)	(12,863,950)	342,340
Net change in unrealized appreciation (depreciation) on:
Investments	(165,903,499)	(8,505,114)
Foreign currency transactions	(16,405)	(1,389)
Net change in unrealized appreciation (depreciation)	(165,919,904)	(8,506,503)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(178,783,854)	(8,164,163)
Net increase (decrease) in net assets resulting from operations	$(174,249,790)	$(7,881,615)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2020 (Unaudited)
(continued)

Brandes Global Equity Income Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$ 24,303	$ 20,082,183	$ 3,935,040	$ 4,285	$ 4,339
—	—	—	—	—
(937)	(2,904,203)	(524,305)	—	—
435	156,241	122,909	904	1,342,403
4	—	—	—	—
23,805	17,334,221	3,533,644	5,189	1,346,742

5,704	6,736,147	1,801,810	1,720	148,737
1,279	341,799	66,590	2,264	5,294
6,205	168,955	59,911	6,052	16,066
92	17,653	8,712	92	1,006
—	44,613	18,486	91	2,560
1,464	51,514	26,810	1,464	3,020
2,465	87,888	47,140	2,100	5,142
4,575	54,440	35,975	23,518	24,977
2,013	92,502	41,173	1,557	7,228
15,175	354,289	66,155	15,192	2,977
38	286,374	48,203	10	2,740
19	65,058	22,502	—	—
6	21,685	7,501	—	—
348	83,514	78,751	137	38,010
18,725	29,547	26,621	16,759	19,618
18,113	21,320	21,406	19,300	20,767
76,221	8,457,298	2,377,746	90,256	298,142
(69,006)	(186,950)	(135,158)	(88,027)	(82,276)
—	—	—	—	—
(22)	(22,440)	(5,557)	(8)	(1,224)
7,193	8,247,908	2,237,031	2,221	214,642
16,612	9,086,313	1,296,613	2,968	1,132,100

(16,282)	(21,492,217)	(42,413,575)	(3,530)	(644,947)
—	—	—	—	—
(424)	(241,565)	(9,868)	—	—
(16,706)	(21,733,782)	(42,423,443)	(3,530)	(644,947)

(274,362)	(384,612,067)	(36,110,626)	(98,223)	1,267,415
(234)	(276,379)	(22,841)	—	—
(274,596)	(384,888,446)	(36,133,467)	(98,223)	1,267,415
(291,302)	(406,622,228)	(78,556,910)	(101,753)	622,468
$(274,690)	$(397,535,915)	$(77,260,297)	$ (98,785)	$1,754,568
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 4,534,064	$ 24,992,500	$ 282,548	$ 1,113,899
Net realized gain (loss) on:
Investments	(12,899,045)	(2,065,397)	347,127	(1,072,737)
Redemption in-kind	—	—	—	91,756
Foreign currency transactions	35,095	(312,368)	(4,787)	(34,297)
Net unrealized appreciation (depreciation) on:
Investments	(165,903,499)	(69,944,066)	(8,505,114)	(3,780,920)
Foreign currency transactions	(16,405)	(28,967)	(1,389)	(200)
Net increase (decrease) in net assets resulting from operations	(174,249,790)	(47,358,298)	(7,881,615)	(3,682,499)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(329,435)	(1,307,402)	(15,558)	(174,666)
Class C	(111,248)	(502,763)	(7,511)	(90,070)
Class I	(7,370,416)	(25,706,405)	(376,265)	(3,614,095)
Class R6	(539,734)	(1,310,485)	N/A	N/A
Decrease in net assets from distributions	(8,350,833)	(28,827,055)	(399,334)	(3,878,831)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	154,113,838	352,119,388	434,226	5,549,682
Proceeds from Transfer in-kind (Note 10)	—	—	—	—
Net asset value of shares issued on reinvestment of distributions	7,876,727	27,122,568	394,445	3,840,206
Cost of shares redeemed	(210,491,169)	(342,230,968)	(2,408,564)	(31,256,592)
Cost of shares redeemed from redemption in-kind (Note 10)	—	—	—	(2,112,940)
Net increase (decrease) in net assets from capital share transactions	(48,500,604)	37,010,988	(1,579,893)	(23,979,644)
Total increase (decrease) in net assets	(231,101,227)	(39,174,365)	(9,860,842)	(31,540,974)
NET ASSETS
Beginning of the Period	703,364,476	742,538,841	36,071,809	67,612,783
End of the Period	$ 472,263,249	$ 703,364,476	$26,210,967	$ 36,071,809
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Global Equity Income Fund		Brandes Emerging Markets Value Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 16,612	$ 43,072	$ 9,086,313	$ 34,611,242
Net realized gain (loss) on:
Investments	(16,282)	21,541	(21,492,217)	20,752,214
Redemption in-kind	—	—	—	—
Foreign currency transactions	(424)	(64)	(241,565)	313,477
Net unrealized appreciation (depreciation) on:
Investments	(274,362)	(93,988)	(384,612,067)	(16,858,102)
Foreign currency transactions	(234)	(109)	(276,379)	(50,755)
Net increase (decrease) in net assets resulting from operations	(274,690)	(29,548)	(397,535,915)	38,768,076
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(726)	(1,865)	(2,170,894)	(4,270,926)
Class C	(115)	(272)	(104,159)	(219,104)
Class I	(35,707)	(83,638)	(11,833,757)	(22,135,574)
Class R6	N/A	N/A	(539,125)	(859,192)
Decrease in net assets from distributions	(36,548)	(85,775)	(14,647,935)	(27,484,796)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,420	98,095	198,523,788	469,166,542
Proceeds from Transfer in-kind (Note 10)	—	—	—	—
Net asset value of shares issued on reinvestment of distributions	35,827	83,916	13,409,761	24,989,132
Cost of shares redeemed	(11,935)	(47,982)	(262,184,797)	(563,551,771)
Cost of shares redeemed from redemption in-kind (Note 10)	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	39,312	134,029	(50,251,248)	(69,396,097)
Total increase (decrease) in net assets	(271,926)	18,706	(462,435,098)	(58,112,817)
NET ASSETS
Beginning of the Period	1,406,939	1,388,233	1,419,195,208	1,477,308,025
End of the Period	$1,135,013	$1,406,939	$ 956,760,110	$1,419,195,208
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes International Small Cap Equity Fund		Brandes Small Cap Value Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 1,296,613	$ 10,528,716	$ 2,968	$ 61,126
Net realized gain (loss) on:
Investments	(42,413,575)	(116,507,462)	(3,530)	(245,372)
Redemption in-kind	—	—	—	(959,099)
Foreign currency transactions	(9,868)	(42,701)	—	(52)
Net unrealized appreciation (depreciation) on:
Investments	(36,110,626)	(6,809,821)	(98,223)	83,063
Foreign currency transactions	(22,841)	13,121	—	0
Net increase (decrease) in net assets resulting from operations	(77,260,297)	(112,818,147)	(98,785)	(1,060,334)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(102,478)	(2,579,162)	(95)	(1,892)
Class C	(12,367)	(381,674)	N/A	N/A
Class I	(934,969)	(22,475,604)	(2,749)	(396,607)
Class R6	(56,522)	(2,449,141)	N/A	(347,896)
Decrease in net assets from distributions	(1,106,336)	(27,885,581)	(2,844)	(746,395)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	39,294,143	193,681,212	68,013	5,000
Proceeds from Transfer in-kind (Note 10)	—	—	—	—
Net asset value of shares issued on reinvestment of distributions	1,070,055	26,544,230	2,844	746,395
Cost of shares redeemed	(193,798,455)	(725,653,118)	(30,000)	(5,184,173)
Cost of shares redeemed from redemption in-kind (Note 10)	—	—	—	(3,609,199)
Net increase (decrease) in net assets from capital share transactions	(153,434,257)	(505,427,676)	40,857	(8,041,977)
Total increase (decrease) in net assets	(231,800,890)	(646,131,404)	(60,772)	9,848,706
NET ASSETS
Beginning of the Period	485,596,902	1,131,728,306	481,129	10,329,835
End of the Period	$ 253,796,012	$ 485,596,902	$420,357	$ 481,129
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Core Plus Fixed Income Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 1,132,100	$ 2,444,013
Net realized gain (loss) on:
Investments	(644,947)	(950,890)
Redemption in-kind	—	—
Foreign currency transactions	—	—
Net unrealized appreciation (depreciation) on:
Investments	1,267,415	3,872,912
Foreign currency transactions	—	—
Net increase (decrease) in net assets resulting from operations	1,754,568	5,366,035
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(27,269)	(58,426)
Class C	N/A	N/A
Class I	(1,124,394)	(2,372,519)
Class R6	(2)	(4)
Decrease in net assets from distributions	(1,151,665)	(2,430,949)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,592,794	15,713,889
Proceeds from Transfer in-kind (Note 10)	—	—
Net asset value of shares issued on reinvestment of distributions	1,129,442	2,391,447
Cost of shares redeemed	(9,356,222)	(25,992,319)
Cost of shares redeemed from redemption in-kind (Note 10)	—	—
Net increase (decrease) in net assets from capital share transactions	(3,633,986)	(7,886,983)
Total increase (decrease) in net assets	(3,031,083)	(4,951,897)
NET ASSETS
Beginning of the Period	86,551,026	91,502,923
End of the Period	$83,519,943	$ 86,551,026
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes International Equity Fund
Class A
3/31/2020 (Unaudited)	$16.02	0.08	(4.13)	(4.05)	(0.18)	$11.79
9/30/2019	$17.71	0.53	(1.59)	(1.06)	(0.63)	$16.02
9/30/2018	$17.48	0.36	0.17	0.53	(0.30)	$17.71
9/30/2017	$15.70	0.29	2.03	2.32	(0.54)	$17.48
9/30/2016	$14.90	0.35	0.81	1.16	(0.36)	$15.70
9/30/2015	$16.58	0.35	(1.73)	(1.38)	(0.30)	$14.90
Class C
3/31/2020 (Unaudited)	$15.76	0.02	(4.04)	(4.02)	(0.15)	$11.59
9/30/2019	$17.47	0.40	(1.58)	(1.18)	(0.53)	$15.76
9/30/2018	$17.30	0.22	0.18	0.40	(0.23)	$17.47
9/30/2017	$15.58	0.17	2.00	2.17	(0.45)	$17.30
9/30/2016	$14.79	0.23	0.81	1.04	(0.25)	$15.58
9/30/2015	$16.48	0.24	(1.73)	(1.49)	(0.20)	$14.79
Class I
3/31/2020 (Unaudited)	$16.07	0.11	(4.14)	(4.03)	(0.20)	$11.84
9/30/2019	$17.76	0.56	(1.60)	(1.04)	(0.65)	$16.07
9/30/2018	$17.52	0.40	0.16	0.56	(0.32)	$17.76
9/30/2017	$15.72	0.33	2.04	2.37	(0.57)	$17.52
9/30/2016	$14.92	0.38	0.81	1.19	(0.39)	$15.72
9/30/2015	$16.60	0.35	(1.70)	(1.35)	(0.33)	$14.92
Class R6
3/31/2020 (Unaudited)	$16.15	0.11	(4.16)	(4.05)	(0.20)	$11.90
9/30/2019	$17.83	0.59	(1.61)	(1.02)	(0.66)	$16.15
9/30/2018	$17.56	0.42	0.18	0.60	(0.33)	$17.83
9/30/2017	$15.74	0.35	2.04	2.39	(0.57)	$17.56
2/1/2016(9) – 9/30/2016	$14.41	0.27	1.39	1.66	(0.33)	$15.74

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.
(7)	As of June 30, 2019, the expense cap for the class changed from 1.00% to 0.85%.
(8)	As of June 30, 2019, the expense cap for the class changed from 0.82% to 0.75%.
(9)	Commencement of operations.
(10)	The total return figure is the since inception return for the class.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

(25.35)% (4)	$ 20.1	1.14% (5)	1.02% (5)	1.15% (5)	1.01% (5)	12.20% (4)
(5.98)%	$ 32.0	1.16%	3.21%	1.16%	3.21%	14.43%
3.02%	$ 34.9	1.16%	2.00%	1.16%	2.00%	20.37%
15.07%	$ 31.5	1.18% (6)	1.77%	1.18% (6)	1.77%	33.82%
7.90%	$ 14.3	1.18%	2.30%	1.18%	2.30%	17.60%
(8.47)%	$ 13.1	1.18%	2.08%	1.18%	2.08%	27.50%

(25.66)% (4)	$ 8.1	1.89% (5)	0.28% (5)	1.90% (5)	0.27% (5)	12.20% (4)
(6.73)%	$ 13.1	1.91%	2.46%	1.91%	2.46%	14.43%
2.31%	$ 18.3	1.91%	1.25%	1.91%	1.25%	20.37%
14.19%	$ 17.9	1.93% (6)	1.01%	1.93% (6)	1.01%	33.82%
7.10%	$ 13.1	1.93%	1.55%	1.93%	1.55%	17.60%
(9.14)%	$ 12.0	1.93%	1.43%	1.93%	1.43%	27.50%

(25.24)% (4)	$404.3	0.85% (5)	1.32% (5)	0.95% (5)	1.22% (5)	12.20% (4)
(5.82)%	$622.4	0.94% (7)	3.43%	0.96% (7)	3.41%	14.43%
3.23%	$664.7	0.96%	2.20%	0.96%	2.20%	20.37%
15.33%	$523.1	0.98% (6)	1.96%	0.98% (6)	1.96%	33.82%
8.10%	$648.3	1.00%	2.48%	0.98%	2.50%	17.60%
(8.30)%	$562.5	1.00%	2.10%	0.98%	2.12%	27.50%

(25.22)% (4)	$ 39.7	0.75% (5)	1.43% (5)	0.91% (5)	1.27% (5)	12.20% (4)
(5.69)%	$ 35.9	0.80% (8)	3.57%	0.91% (8)	3.46%	14.43%
3.44%	$ 24.6	0.82%	2.34%	0.91%	2.25%	20.37%
15.48%	$ 38.5	0.83% (6)	2.12%	0.93% (6)	2.02%	33.82%
11.60% (10)	$ 27.7	0.82% (5)	2.67% (5)	0.93% (5)	2.56% (5)	17.60% (4)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A
3/31/2020 (Unaudited)	$21.75	0.15	(5.14)	(4.99)	(0.24)	—
9/30/2019	$24.61	0.47	(1.80)	(1.33)	(0.48)	(1.05)
9/30/2018	$24.42	0.43	0.69	1.12	(0.42)	(0.51)
9/30/2017	$21.21	0.34	3.28	3.62	(0.41)	—
9/30/2016	$21.85	0.40	0.67	1.07	(0.42)	(1.29)
9/30/2015	$25.43	0.27	(1.90)	(1.63)	(0.33)	(1.62)
Class C
3/31/2020 (Unaudited)	$21.60	0.07	(5.10)	(5.03)	(0.16)	—
9/30/2019	$24.45	0.30	(1.78)	(1.48)	(0.32)	(1.05)
9/30/2018	$24.28	0.24	0.69	0.93	(0.25)	(0.51)
9/30/2017	$21.09	0.18	3.25	3.43	(0.24)	—
9/30/2016	$21.73	0.25	0.66	0.91	(0.26)	(1.29)
9/30/2015	$25.31	0.16	(1.92)	(1.76)	(0.20)	(1.62)
Class I
3/31/2020 (Unaudited)	$21.91	0.18	(5.18)	(5.00)	(0.25)	—
9/30/2019	$24.77	0.53	(1.81)	(1.28)	(0.53)	(1.05)
9/30/2018	$24.57	0.49	0.70	1.19	(0.48)	(0.51)
9/30/2017	$21.33	0.41	3.30	3.71	(0.47)	—
9/30/2016	$21.95	0.46	0.67	1.13	(0.46)	(1.29)
9/30/2015	$25.52	0.39	(1.97)	(1.58)	(0.37)	(1.62)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$16.52	(23.03)% (4)	$ 1.1	1.25% (5)	1.38% (5)	1.67% (5)	0.96% (5)	9.99% (4)
$21.75	(5.22)%	$ 1.5	1.25%	2.11%	1.56%	1.81%	12.11%
$24.61	4.68%	$ 3.4	1.25%	1.72%	1.40%	1.57%	8.89%
$24.42	17.20%	$ 5.8	1.26% (6)	1.52%	1.45% (6)	1.33%	17.42%
$21.21	5.01%	$ 4.6	1.25%	1.95%	1.58%	1.62%	15.68%
$21.85	(6.99)%	$ 1.8	1.25%	1.15%	1.66%	0.74%	25.06%

$16.41	(23.33)% (4)	$ 0.7	2.00% (5)	0.65% (5)	2.42% (5)	0.23% (5)	9.99% (4)
$21.60	(5.91)%	$ 1.2	2.00%	1.37%	2.32%	1.05%	12.11%
$24.45	3.88%	$ 1.6	2.00%	0.97%	2.15%	0.82%	8.89%
$24.28	16.31%	$ 1.7	2.01% (6)	0.77%	2.21% (6)	0.57%	17.42%
$21.09	4.20%	$ 2.0	2.00%	1.20%	2.32%	0.88%	15.68%
$21.73	(7.62)%	$ 2.4	2.00%	0.66%	2.42%	0.24%	25.06%

$16.66	(22.93)% (4)	$24.4	1.00% (5)	1.63% (5)	1.47% (5)	1.16% (5)	9.99% (4)
$21.91	(4.98)%	$33.4	1.00%	2.37%	1.36%	2.00%	12.11%
$24.77	4.95%	$62.6	1.00%	1.97%	1.20%	1.77%	8.89%
$24.57	17.48%	$61.7	1.01% (6)	1.77%	1.26% (6)	1.52%	17.42%
$21.33	5.26%	$47.3	1.00%	2.20%	1.38%	1.82%	15.68%
$21.95	(6.75)%	$46.0	1.00%	1.61%	1.47%	1.14%	25.06%
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Income Fund
Class A
3/31/2020 (Unaudited)	$11.13	0.12	(2.22)	(2.10)	(0.11)	(0.16)
9/30/2019	$12.12	0.34	(0.64)	(0.30)	(0.33)	(0.36)
9/30/2018	$12.46	0.30	0.02	0.32	(0.26)	(0.40)
9/30/2017	$10.79	0.24	1.73	1.97	(0.04)	(0.26)
9/30/2016	$ 9.62	0.28	1.35	1.63	(0.26)	(0.20)
12/31/2014(8) – 9/30/2015	$10.00	0.23	(0.46)	(0.23)	(0.15)	—
Class C
3/31/2020 (Unaudited)	$10.71	0.07	(2.16)	(2.09)	(0.08)	(0.16)
9/30/2019	$11.69	0.24	(0.61)	(0.37)	(0.25)	(0.36)
9/30/2018	$11.97	0.20	0.11	0.31	(0.19)	(0.40)
9/30/2017	$10.72	0.16	1.50	1.66	(0.15)	(0.26)
9/30/2016	$ 9.60	0.20	1.31	1.51	(0.19)	(0.20)
12/31/2014(8) – 9/30/2015	$10.00	0.23	(0.52)	(0.29)	(0.11)	—
Class I
3/31/2020 (Unaudited)	$10.59	0.12	(2.13)	(2.01)	(0.11)	(0.16)
9/30/2019	$11.57	0.35	(0.62)	(0.27)	(0.35)	(0.36)
9/30/2018	$11.87	0.32	0.06	0.38	(0.28)	(0.40)
9/30/2017	$10.68	0.27	1.45	1.72	(0.27)	(0.26)
9/30/2016	$ 9.57	0.29	1.30	1.59	(0.28)	(0.20)
12/31/2014(8) – 9/30/2015	$10.00	0.23	(0.45)	(0.22)	(0.21)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Amount is less than $50,000.
(6)	Annualized.
(7)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.
(8)	Commencement of operations.
(9)	The total return figure is the since inception return for the class.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$ 8.76	(19.25)% (4)	$ —(5)	1.25% (6)	2.12% (6)	10.88% (6)	(7.51)% (6)	4.78% (4)
$11.13	(2.29)%	$ —(5)	1.25%	3.00%	13.38%	(9.13)%	7.52%
$12.12	2.66%	$ —(5)	1.25%	2.47%	13.81%	(10.09)%	16.42%
$12.46	18.81%	$ —(5)	1.27% (7)	2.17%	18.00% (7)	(14.56)%	12.97%
$10.79	17.35%	$ —(5)	1.25%	2.67%	20.41%	(16.49)%	22.38%
$ 9.62	(2.44)% (9)	$ —(5)	1.25% (6)	2.90% (6)	570.42% (6)	(566.27)% (6)	16.78% (4)

$ 8.38	(19.79)% (4)	$ —(5)	2.00% (6)	1.31% (6)	11.63% (6)	(8.32)% (6)	4.78% (4)
$10.71	(2.91)%	$ —(5)	2.00%	2.25%	14.12%	(9.87)%	7.52%
$11.69	2.64%	$ —(5)	2.00%	1.68%	15.76%	(12.08)%	16.42%
$11.97	16.01%	$ —(5)	2.00% (7)	1.44%	17.88% (7)	(14.44)%	12.97%
$10.72	16.01%	$ —(5)	2.00%	1.91%	21.51%	(17.60)%	22.38%
$ 9.60	(2.99)% (9)	$ —(5)	2.00% (6)	2.90% (6)	572.75% (6)	(567.85)% (6)	16.78% (4)

$ 8.31	(19.35)% (4)	$1.1	1.00% (6)	2.34% (6)	10.68% (6)	(7.34)% (6)	4.78% (4)
$10.59	(2.09)%	$1.4	1.00%	3.25%	13.18%	(8.93)%	7.52%
$11.57	3.33%	$1.4	1.00%	2.70%	14.47%	(10.77)%	16.42%
$11.87	16.71%	$1.0	1.00% (7)	2.45%	16.88% (7)	(13.43)%	12.97%
$10.68	16.98%	$0.9	1.00%	2.91%	24.04%	(20.13)%	22.38%
$9.57	(2.36)% (9)	$0.6	1.00% (6)	2.90% (6)	37.61% (6)	(33.71)% (6)	16.78% (4)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Emerging Markets Value Fund
Class A
3/31/2020 (Unaudited)	$8.57	0.04	(2.43)	(2.39)	(0.08)	—
9/30/2019	$8.46	0.19	0.07	0.26	(0.15)	—
9/30/2018	$9.47	0.15	(1.01)	(0.86)	(0.15)	—
9/30/2017	$7.91	0.10	1.60	1.70	(0.14)	—
9/30/2016	$6.19	0.12	1.69	1.81	(0.09)	—
9/30/2015	$9.56	0.11	(3.12)	(3.01)	(0.13)	(0.23)
Class C
3/31/2020 (Unaudited)	$8.53	0.02	(2.43)	(2.41)	(0.05)	—
9/30/2019	$8.44	0.13	0.06	0.19	(0.10)	—
9/30/2018	$9.43	0.08	(0.99)	(0.91)	(0.08)	—
9/30/2017	$7.86	0.50	1.58	1.63	(0.06)	—
9/30/2016	$6.15	0.07	1.67	1.74	(0.03)	—
9/30/2015	$9.51	0.05	(3.10)	(3.05)	(0.08)	(0.23)
Class I
3/31/2020 (Unaudited)	$8.62	0.06	(2.46)	(2.40)	(0.09)	—
9/30/2019	$8.50	0.21	0.08	0.29	(0.17)	—
9/30/2018	$9.51	0.17	(1.01)	(0.84)	(0.17)	—
9/30/2017	$7.94	0.13	1.60	1.73	(0.16)	—
9/30/2016	$6.21	0.14	1.70	1.84	(0.11)	—
9/30/2015	$9.58	0.13	(3.12)	(2.99)	(0.15)	(0.23)
Class R6
3/31/2020 (Unaudited)	$8.65	0.06	(2.46)	(2.40)	(0.09)	—
9/30/2019	$8.53	0.23	0.07	0.30	(0.18)	—
9/30/2018	$9.53	0.19	(1.02)	(0.83)	(0.17)	—
9/30/2017	$7.93	0.15	1.62	1.77	(0.17)	—
7/11/2016(7) – 9/30/2016	$7.54	0.04	0.38	0.42	(0.03)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.
(7)	Commencement of operations.
(8)	The total return figure is the since inception return for the class.
(9)	Amount is less than $50,000.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$6.10	(28.21)% (4)	$ 151.9	1.35% (5)	1.03% (5)	1.35% (5)	1.03% (5)	19.11%
$8.57	3.10%	$ 235.9	1.35%	2.23%	1.35%	2.23%	22.09%
$8.46	(9.14)%	$ 258.8	1.37%	1.62%	1.34%	1.65%	37.66%
$9.47	21.78%	$ 319.2	1.42% (6)	1.27%	1.40% (6)	1.29%	23.67%
$7.91	29.38%	$ 305.0	1.37%	1.74%	1.39%	1.72%	26.48%
$6.19	(32.32)%	$ 295.6	1.37%	1.46%	1.40%	1.43%	35.02%

$6.07	(28.44)% (4)	$ 11.6	2.10% (5)	0.46% (5)	2.10% (5)	0.46% (5)	19.11%
$8.53	2.27%	$ 18.0	2.10%	1.48%	2.10%	1.48%	22.09%
$8.44	(9.70)%	$ 22.8	2.10%	0.89%	2.09%	0.90%	37.66%
$9.43	20.83%	$ 28.2	2.17% (6)	0.52%	2.14% (6)	0.55%	23.67%
$7.86	28.38%	$ 22.4	2.12%	0.99%	2.14%	0.97%	26.48%
$6.15	(32.83)%	$ 18.4	2.12%	0.62%	2.14%	0.60%	35.02%

$6.13	(28.11)% (4)	$ 756.7	1.12% (5)	1.34% (5)	1.15% (5)	1.31% (5)	19.11%
$8.62	3.41%	$1,117.7	1.12%	2.46%	1.15%	2.43%	22.09%
$8.50	(8.91)%	$1,162.1	1.12%	1.88%	0.14%	1.86%	37.66%
$9.51	22.07%	$1,311.5	1.17% (6)	1.51%	1.20% (6)	1.48%	23.67%
$7.94	29.70%	$ 829.0	1.12%	1.99%	1.19%	1.92%	26.48%
$6.21	(32.13)%	$ 725.1	1.12%	1.58%	1.19%	1.51%	35.02%

$6.16	(27.99)% (4)	$ 36.6	0.97% (5)	1.45% (5)	1.10% (5)	1.32% (5)	19.11%
$8.65	3.45%	$ 47.6	0.97%	2.61%	1.10%	2.48%	22.09%
$8.53	(8.74)%	$ 33.6	0.97%	2.02%	1.08%	1.91%	37.66%
$9.53	22.53%	$ 97.4	1.02% (6)	1.68%	1.17% (6)	1.53%	23.67%
$7.93	5.59% (8)	$—(9)	0.97% (5)	2.14% (5)	1.14% (5)	1.97% (5)	26.48% (4)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Equity Fund
Class A
3/31/2020 (Unaudited)	$10.22	0.03	(2.35)	(2.32)	(0.03)	—
9/30/2019	$12.10	0.15	(1.60)	(1.45)	(0.30)	(0.13)
9/30/2018	$14.30	0.14	(1.32)	(1.18)	(0.54)	(0.48)
9/30/2017	$13.46	0.14	1.32	1.46	(0.34)	(0.28)
9/30/2016	$12.58	0.09	1.22	1.31	(0.23)	(0.20)
9/30/2015	$13.55	0.04	(0.43)	(0.39)	(0.17)	(0.41)
Class C
3/31/2020 (Unaudited)	$ 9.94	(0.01)	(2.28)	(2.29)	(0.02)	—
9/30/2019	$11.81	0.06	(1.55)	(1.49)	(0.25)	(0.13)
9/30/2018	$14.03	0.04	(1.28)	(1.24)	(0.50)	(0.48)
9/30/2017	$13.24	0.04	1.30	1.34	(0.27)	(0.28)
9/30/2016	$12.42	— (7)	1.19	1.19	(0.17)	(0.20)
9/30/2015	$13.45	(0.04)	(0.44)	(0.48)	(0.14)	(0.41)
Class I
3/31/2020 (Unaudited)	$10.25	0.04	(2.35)	(2.31)	(0.03)	—
9/30/2019	$12.14	0.17	(1.61)	(1.44)	(0.32)	(0.13)
9/30/2018	$14.35	0.17	(1.32)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.17	1.32	1.49	(0.36)	(0.28)
9/30/2016	$12.61	0.12	1.22	1.34	(0.25)	(0.20)
9/30/2015	$13.58	0.08	(0.44)	(0.36)	(0.20)	(0.41)
Class R6
3/31/2020 (Unaudited)	$10.27	0.04	(2.36)	(2.32)	(0.03)	—
9/30/2019	$12.15	0.18	(1.61)	(1.43)	(0.32)	(0.13)
9/30/2018	$14.36	0.18	(1.33)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.18	1.33	1.51	(0.37)	(0.28)
6/27/2016(8) – 9/30/2016	$12.38	0.04	1.13	1.17	(0.05)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.
(7)	Amount is less than $0.01 per share.
(8)	Commencement of operations.
(9)	The total return figure is the since inception return for the class.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$ 7.87	(22.78)% (4)	$ 27.1	1.39% (5)	0.51% (5)	1.42% (5)	0.48% (5)	13.95% (4)
$10.22	(12.04)%	$ 43.5	1.35%	1.34%	1.35%	1.34%	22.52%
$12.10	(8.88)%	$ 80.9	1.30%	1.05%	1.30%	1.05%	21.97%
$14.30	11.29%	$ 176.9	1.30% (6)	1.04%	1.30% (6)	1.04%	21.37%
$13.46	10.60%	$ 121.1	1.32%	0.71%	1.31%	0.72%	21.00%
$12.58	(2.76)%	$ 79.1	1.40%	0.35%	1.32%	0.43%	24.82%

$ 7.63	(23.09)% (4)	$ 4.0	2.14% (5)	(0.27)% (5)	2.17% (5)	(0.30)% (5)	13.95% (4)
$ 9.94	(12.69)%	$ 6.9	2.10%	0.59%	2.10%	0.59%	22.52%
$11.81	(9.55)%	$ 14.5	2.05%	0.30%	2.05%	0.30%	21.97%
$14.03	10.52%	$ 27.2	2.05% (6)	0.29%	2.05% (6)	0.29%	21.37%
$13.24	9.78%	$ 19.8	2.06%	(0.03)%	2.06%	(0.03)%	21.00%
$12.42	(3.49)%	$ 15.1	2.07%	(0.34)%	2.07%	(0.34)%	24.82%

$ 7.91	(22.57)% (4)	$ 214.6	1.15% (5)	0.72% (5)	1.22% (5)	0.65% (5)	13.95% (4)
$10.25	(11.93)%	$ 414.8	1.15%	1.54%	1.15%	1.54%	22.52%
$12.14	(8.70)%	$ 963.8	1.10%	1.25%	1.10%	1.25%	21.97%
$14.35	11.54%	$1,543.9	1.10% (6)	1.24%	1.10% (6)	1.24%	21.37%
$13.50	10.85%	$1,212.4	1.13%	0.90%	1.11%	0.92%	21.00%
$12.61	(2.58)%	$ 877.6	1.15%	0.59%	1.12%	0.62%	24.82%

$ 7.92	(22.59)% (4)	$ 8.2	1.00% (5)	0.74% (5)	1.17% (5)	0.57% (5)	13.95% (4)
$10.27	(11.80)%	$ 20.4	1.00%	1.69%	1.10%	1.59%	22.52%
$12.15	(8.64)%	$ 72.5	1.00%	1.35%	1.05%	1.30%	21.97%
$14.36	11.67%	$ 76.1	1.01% (6)	1.33%	1.05% (6)	1.29%	21.37%
$13.50	9.49% (9)	$16.5	1.00% (5)	1.03% (5)	1.06% (5)	0.97% (5)	21.00% (4)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Small Cap Value Fund
Class A
3/31/2020 (Unaudited)	$ 8.58	0.04	(1.66)	(1.62)	(0.05)	—
9/30/2019	$10.27	0.05	(0.95)	(0.90)	(0.10)	(0.69)
1/2/2018(6) – 9/30/2018	$10.00	0.02	0.27	0.29	(0.02)	—
Class I
3/31/2020 (Unaudited)	$ 8.62	0.05	(1.68)	(1.63)	(0.05)	—
9/30/2019	$10.27	0.07	(0.92)	(0.85)	(0.11)	(0.69)
1/2/2018(6) – 9/30/2018	$10.00	0.04	0.27	0.31	(0.04)	—
Class R6
3/31/2020 (Unaudited)	$ 7.97	0.04	(1.48)	(1.44)	(0.05)	—
9/30/2019	$10.32	0.09	(1.63)	(1.54)	(0.12)	(0.69)
1/2/2018(6) – 9/30/2018	$10.00	0.05	0.31	0.36	(0.04)	—
Brandes Core Plus Fixed Income Fund
Class A
3/31/2020 (Unaudited)	$ 9.18	0.11	0.08	0.19	(0.12)	—
9/30/2019	$ 8.85	0.24	0.33	0.57	(0.24)	—
9/30/2018	$ 9.18	0.23	(0.33)	(0.10)	(0.23)	—
9/30/2017	$ 9.39	0.20	(0.18)	0.02	(0.21)	(0.02)
9/30/2016	$ 9.14	0.22	0.26	0.48	(0.22)	(0.01)
9/30/2015	$ 9.22	0.19	(0.02)	0.17	(0.20)	(0.05)
Class I
3/31/2020 (Unaudited)	$ 9.26	0.12	0.08	0.20	(0.13)	—
9/30/2019	$ 8.92	0.26	0.34	0.60	(0.26)	—
9/30/2018	$ 9.25	0.25	(0.33)	(0.08)	(0.25)	—
9/30/2017	$ 9.44	0.22	(0.16)	0.06	(0.23)	(0.02)
9/30/2016	$ 9.20	0.24	0.25	0.49	(0.24)	(0.01)
9/30/2015	$ 9.28	0.21	(0.02)	0.19	(0.22)	(0.05)
Class R6
3/31/2020 (Unaudited)	$ 9.26	0.15	0.08	0.23	(0.16)	—
9/30/2019	$ 8.93	0.09	0.56	0.65	(0.32)	—
10/10/2017(6) – 9/30/2018	$ 9.25	0.06	(0.06)	—	(0.32)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Amount is less than $50,000.
(5)	Annualized.
(6)	Commencement of operations.
(7)	The total return figure is the since inception return for the class.
(8)	Not annualized.
(9)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$ 6.91	(18.91)%	$ —(4)	1.15% (5)	0.92% (5)	36.65% (5)	(34.58)% (5)	51.65%
$ 8.58	(8.53)%	$ —(4)	1.15%	0.55%	7.18%	(5.48)%	54.30%
$10.27	2.92% (7)	$ 0.1	1.15% (5)	0.28% (5)	3.21% (5)	(1.78)% (5)	41.02% (8)

$ 6.94	(18.94)%	$ 0.4	0.90% (5)	1.20% (5)	36.73% (5)	(34.63)% (5)	51.65%
$ 8.62	(8.13)%	$ 0.5	0.90%	0.81%	4.18%	(2.47)%	54.30%
$10.27	3.09% (7)	$ 5.4	0.90% (5)	0.53% (5)	3.67% (5)	(2.24)% (5)	41.02% (8)

$ 6.48	(18.10)%	$ —(4)	0.72% (5)	1.09% (5)	35.21% (5)	(33.40)% (5)	51.65%
$ 7.97	(15.36)%	$ —(4)	0.72%	0.98%	3.16%	(1.46)%	54.30%
$10.32	3.63% (7)	$ 4.8	0.72% (5)	0.71% (5)	2.99% (5)	(1.56)% (5)	41.02% (8)

$ 9.25	2.03% (8)	$ 1.2	0.70% (5)	2.44% (5)	0.79% (5)	2.35% (5)	8.24% (8)
$ 9.18	6.56%	$ 3.2	0.70%	2.72%	0.93%	2.49%	18.54%
$ 8.85	(1.08)%	$ 1.8	0.70%	2.57%	0.87%	2.40%	47.73%
$ 9.18	0.28%	$ 3.3	0.71% (9)	2.25%	0.85% (9)	2.11%	35.10%
$ 9.39	5.32%	$ 2.0	0.70%	2.38%	0.93%	2.15%	35.88%
$ 9.14	1.78%	$ 2.1	0.70%	2.07%	1.06%	1.71%	11.24%

$ 9.33	2.13% (8)	$82.3	0.50% (5)	2.67% (5)	0.70% (5)	2.47% (5)	8.24% (8)
$ 9.26	6.85%	$83.4	0.50%	2.91%	0.73%	2.68%	18.54%
$ 8.92	(0.85)%	$89.7	0.50%	2.78%	0.68%	2.60%	47.73%
$ 9.25	0.71%	$97.9	0.51% (9)	2.45%	0.66% (9)	2.30%	35.10%
$ 9.44	5.43%	$97.2	0.50%	2.58%	0.72%	2.36%	35.88%
$ 9.20	2.02%	$72.1	0.50%	2.26%	0.86%	1.90%	11.24%

$ 9.33	2.47% (8)	$ —(4)	0.35% (5)	3.31% (5)	0.35% (5)	3.44% (5)	8.24% (8)
$ 9.26	7.40%	$ —(4)	0.35%	0.97%	0.35%	0.97%	18.54%
$8.93	0.04% (7)	$—(4)	0.35% (5)	0.69% (5)	0.35% (5)	0.69% (5)	47.73% (8)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Global Equity Income Fund (the “Global Income Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Small Cap Value Fund (the “Small Cap Value Fund”) and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.
The International Fund, Global Fund, Global Income Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008, December 31, 2014, January 31, 2011, February 1, 2012, January 2, 2018 and December 28, 2007, respectively. Prior to January 31, 2011 for the Emerging Markets Fund, February 1, 2012 for the International Small Cap and January 2, 2018 for the Small Cap Value Fund, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund, respectively.
The International Fund, Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Global Fund and Global Income Fund have three classes of shares: Class A, Class C and Class I. The Small Cap Value Fund and Core Plus Fund have three classes of shares: Class A, Class I and Class R6.
The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $5 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund and Global Income Fund invest their assets in securities of foreign and domestic companies. The Small Cap Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations less than $5 billion. The Core Plus Fund invests predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2020, the Funds did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of March 31, 2020.
D.	Participatory Notes. The International, Global, Global Income, Emerging Markets, International Small Cap and Small Cap Value Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.
Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.
The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.
The International, Global, Global Income, International Small Cap and Small Cap Value Funds did not invest in any participatory notes at March 31, 2020. The Emerging Markets Fund invested in one participatory note with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to gain exposure to the underlying security of China South Publishing & Media

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Group Co. Ltd, which was held from the beginning of the fiscal year through the end of the period. The average monthly market value of this security was $12,807,577 during the period. There was no realized gain or loss in participatory notes recognized in the Emerging Markets Fund for the period end March 31, 2020. The market value of China South Publishing & Media Group Co. Plc on March 31, 2020 was $10,309,582 and can be found in the Emerging Market Fund’s Schedule of Investments.
E.	Investment Transactions, Dividends and Distributions. Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
F.	Concentration of Risk. As of March 31, 2020, the International, Global, Global Income, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Global Income, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.
G.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.
To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2020, the Global Fund, Global Income Fund, Emerging Markets Fund, International Small Cap, Small Cap Value Fund and Core Plus Fund did not have any securities on loan. The International Fund had a market value of securities loaned of $3,621,311 and received non-cash collateral for the loan of $3,913,578. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Assets and Liabilities.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2016 through 2019). As of March 31, 2020 the Trust has no examinations in progress.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2019.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
K.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the Financial Accounting Standards Board has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.
Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

L.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Fair Valuation Committee.
Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of March 31, 2020, the International Fund, Global Fund, Global Income Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $420,623,902, $13,725,760, $619,380, $568,285,966 and $157,107,416 that represent 89.07%, 52.37%, 54.57%, 59.40%, and 61.90% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.
Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.
The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).
Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Fair Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.
In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.
The following is a summary of the level inputs used, as of March 31, 2020, involving the Funds' assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Common Stocks
Communication Services	$ 4,512,104	$ 50,979,276	$ —	$ 55,491,380
Consumer Discretionary	—	50,458,433	—	50,458,433
Consumer Staples	—	55,395,548	—	55,395,548
Energy	5,577,414	38,291,516	—	43,868,930
Financials	—	85,262,135	—	85,262,135
Health Care	—	60,563,879	—	60,563,879
Industrials	6,373,487	30,199,219	—	36,572,706
Materials	6,264,553	23,356,512	—	29,621,065
Real Estate	9,353,443	—	—	9,353,443
Technology	3,326,488	15,912,040	—	19,238,528
Utilities	—	10,205,345	—	10,205,345
Total Common Stocks	35,407,489	420,623,903	—	456,031,392
Preferred Stocks
Energy	12,477,731	—	—	12,477,731
Short-Term Investments	2,245,859	—	—	2,245,859
Total Investments in Securities	$ 50,131,079	$420,623,903	$ —	$470,754,982

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Common Stocks
Communication Services	$ 233,406	$ 1,708,473	$ —	$ 1,941,879
Consumer Discretionary	249,000	2,159,990	—	2,408,990
Consumer Staples	435,914	2,540,185	—	2,976,099
Energy	310,374	1,645,991	—	1,956,365
Financials	3,188,313	1,408,667	—	4,596,980
Health Care	4,762,403	1,929,184	—	6,691,587
Industrials	1,318,625	550,920	—	1,869,545
Materials	—	563,785	—	563,785
Real Estate	382,915	—	—	382,915
Technology	684,222	784,288	—	1,468,510
Utilities	—	626,296	—	626,296
Total Common Stocks	11,565,172	13,917,779	—	25,482,951
Preferred Stocks
Technology	—	127,483	—	127,483
Short-Term Investments	1,092,289	—	—	1,092,289
Total Investments in Securities	$ 12,657,461	$ 14,045,262	$ —	$ 26,702,723
Global Income Fund
Common Stocks
Communication Services	$ 30,090	$ 76,981	$ —	$ 107,071
Consumer Discretionary	—	70,392	—	70,392
Consumer Staples	14,172	123,377	—	137,549
Energy	—	102,544	—	102,544
Financials	98,598	53,942	—	152,540
Health Care	167,333	96,964	—	264,297
Industrials	17,154	33,133	—	50,287
Materials	—	17,061	—	17,061
Real Estate	25,167	—	—	25,167
Technology	16,560	13,918	—	30,478
Utilities	17,906	19,365	—	37,271
Total Common Stocks	386,980	607,677	—	994,657
Preferred Stocks
Financials	100,188	—	—	100,188
Technology	—	26,983	—	26,983
Total Preferred Stocks	100,188	26,983	—	127,171
Short-Term Investments	41,559	—	—	41,559
Total Investments in Securities	$ 528,727	$ 634,660	$ —	$ 1,163,387

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Common Stocks
Communication Services	$ 60,563,457	$ 86,993,151	$ —	$147,556,608
Consumer Discretionary	37,068,391	123,514,285	—	160,582,676
Consumer Staples	23,390,157	41,774,466	—	65,164,623
Energy	10,946,734	20,106,261	—	31,052,995
Financials	26,958,038	80,550,484	—	107,508,522
Health Care	—	32,148,797	—	32,148,797
Industrials	45,456,449	38,704,077	—	84,160,526
Materials	21,315,375	41,588,580	—	62,903,955
Real Estate	56,148,098	—	—	56,148,098
Technology	8,548,170	92,643,528	—	101,191,698
Utilities	7,890,645	12,404,250	—	20,294,895
Total Common Stocks	298,285,514	570,427,879	—	868,713,393
Preferred Stocks
Communication Services	11,874,402	—	—	11,874,402
Consumer Discretionary	—	17,155,499	—	17,155,499
Energy	28,687,127	6,538,746	—	35,225,873
Financials	7,540,041	—	—	7,540,041
Total Preferred Stocks	48,101,570	23,694,245	—	71,795,815
Participatory Notes
Communication Services	10,309,582	—	—	10,309,582
Total Investments in Securities	$356,696,666	$594,122,124	$ —	$950,818,790
International Small Cap Fund
Common Stocks
Communication Services	$ 5,811,046	$ 10,442,641	$ —	$ 16,253,687
Consumer Discretionary	8,020,056	18,331,921	—	26,351,977
Consumer Staples	14,858,008	37,894,139	—	52,752,147
Energy	3,762,631	—	—	3,762,631
Financials	4,643,452	26,509,905	—	31,153,357
Health Care	5,037,316	11,796,475	—	16,833,791
Industrials	16,421,023	29,205,626	—	45,626,649
Materials	1,145,311	5,610,038	—	6,755,349
Real Estate	16,592,641	475,801	—	17,068,442
Technology	7,628,671	3,321,348	—	10,950,019
Utilities	—	4,691,918	—	4,691,918
Total Common Stocks	83,920,155	148,279,812	—	232,199,967
Preferred Stocks
Health Care	—	12,739,177	—	12,739,177
Short-Term Investments	8,419,056	—	—	8,419,056
Total Investments in Securities	$ 92,339,211	$161,018,989	$ —	$253,358,200

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Small Cap Value Fund
Common Stocks
Communication Services	$ 5,914	$ —	$ —	$ 5,914
Consumer Discretionary	51,896	—	—	51,896
Consumer Staples	36,547	—	—	36,547
Energy	21,209	—	—	21,209
Financials	34,824	—	—	34,824
Health Care	82,072	—	—	82,072
Industrials	80,078	—	—	80,078
Materials	8,223	—	—	8,223
Real Estate	8,356	—	—	8,356
Technology	53,654	—	—	53,654
Total Common Stocks	382,773	—	—	382,773
Corporate Bonds
Energy	—	3,910	—	3,910
Preferred Stocks
Energy	1,147	—	—	1,147
Short-Term Investments	70,361	—	—	70,361
Total Investments in Securities	$ 454,281	$ 3,910	$ —	$ 458,191
Core Plus Fund
Common Stocks
Consumer Discretionary	$ 1,112	$ —	$ —	$ 1,112
Asset Backed Securities	—	1,560,964	—	1,560,964
Corporate Bonds	—	24,253,249	—	24,253,249
Government Securities	—	45,943,907	—	45,943,907
Mortgage Backed Securities	—	10,739,123	669	10,739,792
Short-Term Investments	765,537	—	—	765,537
Total Investments in Securities	$ 766,649	$ 82,497,243	$669	$ 83,264,561
There were no Level 3 securities in the International, Global, Global Income, Emerging Markets, International Small Cap, and Small Cap Value Funds at the beginning or during the periods presented. Management has determined that the amount of Level 3 securities in the Core Plus Fund compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended March 31, 2020.
NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

monthly fee at the annual rate of 0.75% of the first $2.5 billion of average daily net assets, 0.70% on average daily net assets from $2.5 billion to $5.0 billion, and 0.67% of the average daily net assets greater than $5.0 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $1.0 billion of average daily net assets, and 0.90% of the average daily net assets greater than $1.0 billion, of the International Small Cap Fund. The Global Fund, Global Income Fund, Small Cap Value Fund and Core Plus Fund incurred a monthly fee at the annual rate of 0.80%, 0.80%, 0.70%, and 0.35% based upon their average daily net assets, respectively. For the six months ended March 31, 2020, the International Fund, the Global Fund, the Global Income Fund, the Emerging Markets Fund, the International Small Cap Fund, the Small Cap Value Fund and the Core Plus Fund incurred $2,673,758, $141,754, $5,704, $6,736,147, $1,801,810, $1,720, and $148,737 in advisory fees, respectively.
Certain officers and trustees of the Trust are also officers of the Advisor.
The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2021 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class I	Class R6
International Fund	1.20%	1.95%	0.85%	0.75%
Global Fund	1.25%	2.00%	1.00%	0.82%*
Global Income Fund	1.25%	2.00%	1.00%	0.82%*
Emerging Markets Fund	1.37%	2.12%	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	1.15%	1.00%
Small Cap Value Fund	1.15%	N/A	0.90%	0.72%
Core Plus Fund	0.70%	N/A	0.50%	0.35%
* These classes are not active.
The Funds may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.
Any reimbursements of fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement. Under the Expense Cap Agreement that was in place during the period

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. The Trust has agreed to repay the expense reimbursement to the Adviser. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. For the six months ended March 31, 2020, the Advisor waived expenses and/or reimbursed the Funds $324,241, $81,589, $69,006, $186,950, $135,158, $88,027, and $82,276 for the International Fund, Global Fund, Global Income Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund, respectively. Repayment rights expire as follows:
Fund	Six Months Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2022	Six Months Ended March 31, 2023
International Fund	$ 17,721	$ 22,758	$202,211	$324,241
Global Fund	71,043	136,624	171,380	81,589
Global Income Fund	75,659	159,007	162,031	69,006
Emerging Markets Fund	237,105	295,177	352,747	186,950
International Small Cap Fund	14,978	40,989	58,771	135,158
Small Cap Value Fund	—	167,436	198,545	88,027
Core Plus Fund	63,375	172,990	192,970	82,276
The Advisor did not recoup any fees previously waived or reimbursed for the Global Fund, Global Income Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund. For the six months ended March 31, 2020, the Advisor recouped fees previously waived or reimbursed in the following amounts:
Fund	Class A	Class C
International Fund	$ 354	$ 147
Emerging Markets Fund	15,666	1,199
B.	Administration Fee. Prior to February 1, 2020, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, acted as administrator for the Funds. Effective February 1, 2020, The Northern Trust Company (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, each Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Funds may also reimburse the Administrator for out-of-pocket expenses incurred by

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statements of Operations.
The Administrator has agreed to waive a portion of their administration and custody fees for the Funds for a period of two years from February 1, 2020 through January 31, 2022. The amounts waived are included in Expenses reduced by Service Providers in the Statements of Operations.
C.	Distribution and Servicing Fees. ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution expenses is paid by the Advisor.
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the six months ended March 31, 2020, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the six months ended March 31, 2020, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$ 37,120	$45,363
Global Fund	1,856	3,950
Global Income Fund	38	19
Emerging Markets Fund	286,374	65,058
International Small Cap Fund	48,203	22,502
Small Cap Value Fund	10	—
Core Plus Fund	2,740	—
The Funds have adopted a Shareholder Service Plan for Class C, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals, as shareholder servicing agents of the Funds, an annual fee for non-distributions sub-transfer agent and/or subaccounting services up to 0.25% and 0.05% of annual net

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

assets attributable to Class C and Class I, respectively (the “Service Fees”). For the six months ended March 31, 2020, the Funds incurred the following Service Fees:
Fund	Class C	Class I
International Fund	$15,121	$153,603
Global Fund	1,316	8,225
Global Income Fund	6	348
Emerging Markets Fund	21,685	83,514
International Small Cap Fund	7,501	78,751
Small Cap Value Fund	—	137
Core Plus Fund	—	38,010
NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the six months ended March 31, 2020:
	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$ —	$ —	$ 80,531,889	$106,155,796
Global Fund	$ —	$ —	$ 3,364,416	$ 4,354,084
Global Income Fund	$ —	$ —	$ 125,639	$ 64,500
Emerging Markets Fund	$ —	$ —	$256,810,836	$269,796,809
International Small Cap Fund	$ —	$ —	$ 50,090,346	$198,144,153
Small Cap Value Fund	$ —	$ —	$ 263,145	$ 221,439
Core Plus Fund	$3,814,963	$3,438,559	$ 2,953,509	$ 5,202,454

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 5–CAPITAL STOCK TRANSACTIONS
Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):
	International Fund				Global Fund
	Six Months Ended 3/31/2020		Year Ended 9/30/2019		Six Months Ended 3/31/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	241	$ 3,704	1,227	$ 20,241	5	$ 129	7	$ 154
Class C	44	663	142	2,300	1	25	12	275
Class I	8,111	123,594	18,718	309,545	15	281	221	5,121
Class R6	1,574	26,152	1,198	20,033	—	—	—	—
Issued on Reinvestment of Distributions
Class A	38	318	75	1,203	1	15	8	169
Class C	13	110	31	495	—*	7	4	89
Class I	801	6,909	1,489	24,116	25	372	166	3,582
Class R6	59	540	80	1,309	—	—	—	—
Shares Redeemed
Class A	(575)	(8,584)	(1,273)	(21,080)	(10)	(200)	(83)	(1,842)
Class C	(186)	(2,710)	(390)	(6,228)	(12)	(269)	(27)	(604)
Class I	(13,476)	(191,369)	(18,906)	(307,610)	(99)	(1,940)	(1,391)	(30,924)
Class R6	(515)	(7,828)	(440)	(7,313)	—	—	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	(3,871)	$ (48,501)	1,951	$ 37,011	(74)	$(1,580)	(1,083)	$(23,980)

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Global Income Fund				Emerging Markets Fund
	Six Months Ended 3/31/2020		Year Ended 9/30/2019		Six Months Ended 3/31/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	—*	$ 1	—	$ —	2,647	$ 19,572	6,734	$ 59,122
Class C	—	—	—	—	106	923	232	1,966
Class I	2	15	9	98	21,292	169,147	45,448	388,107
Class R6	—	—	—	—	1,094	8,882	2,256	19,972
Issued on Reinvestment of Distributions
Class A	—*	—*	—*	—*	453	1,823	408	3,543
Class C	—*	—*	—*	—*	28	100	24	211
Class I	4	36	8	84	2,607	10,947	2,340	20,376
Class R6	—	—	—	—	125	539	99	859
Shares Redeemed
Class A	—*	(1)	—	—	(5,694)	(41,340)	(10,208)	(87,615)
Class C	—	—	—	—	(343)	(2,688)	(848)	(7,178)
Class I	(2)	(11)	(4)	(48)	(30,155)	(212,340)	(54,752)	(461,901)
Class R6	—	—	—	—	(774)	(5,817)	(798)	(6,858)
Net Increase/(Decrease) Resulting from Fund Share Transactions	4	$ 40	13	$134	(8,614)	$ (50,252)	(9,065)	$ (69,396)

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	International Small Cap Fund				Small Cap Value Fund
	Six Months Ended 3/31/2020		Year Ended 9/30/2019		Six Months Ended 3/31/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	606	$ 5,708	1,128	$ 12,277	1	$ 8	1	$ 5
Class C	11	105	57	582	—	—	—	—
Class I	3,043	31,604	16,280	176,550	7	60	—	—
Class R6	2,097	1,877	391	4,272	—	—	—	—
Issued on Reinvestment of Distributions
Class A	18	81	237	2,508	—	—	—	—
Class C	1	12	37	377	—	—	—	—
Class I	255	921	1,995	21,210	—	3	46	396
Class R6	23	57	231	2,449	—	—	40	348
Shares Redeemed
Class A	(1,437)	(14,176)	(3,800)	(40,560)	—	—	(5)	(46)
Class C	(181)	(1,810)	(626)	(6,600)	—	—	—	—
Class I	(16,609)	(168,287)	(57,249)	(630,056)	(3)	(30)	(520)	(4,349)
Class R6	(3,080)	(9,526)	(4,601)	(48,437)	—	—	(510)	(4,398)
Net Increase/(Decrease) Resulting from Fund Share Transactions	(15,253)	$(153,434)	(45,920)	$(505,428)	5	$ 41	(948)	$(8,042)

	Core Plus Fund
	Six Months Ended 3/31/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount
Shares Sold
Class A	26	$ 238	210	$ 1,901
Class C	—	—	—	—
Class I	471	4,354	1,524	13,813
Class R6	—	—	—	—
Issued on Reinvestment of Distributions
Class A	3	24	6	51
Class C	—	—	—	—
Class I	140	1,106	259	2,340
Class R6	—*	—*	—*	—*
Shares Redeemed
Class A	(245)	(2,238)	(63)	(564)
Class C	—	—	—	—
Class I	(791)	(7,118)	(2,842)	(25,428)
Class R6	—	—	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	(396)	$(3,634)	(906)	$ (7,887)

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 6–FEDERAL INCOME TAX MATTERS
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2019, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, paydowns and difference between book and tax accretion methods for market premium:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
International Fund	$ 4,533,625	$ (4,533,625)	$ —
Global Fund	(23,386)	(68,330)	91,716
Global Income Fund	(24)	24	—
Emerging Markets Fund	(1,379,766)	1,379,766	—
International Small Cap Fund	15,177,355	(15,177,355)	—
Small Cap Value Fund	(58)	817,951	(817,893)
Core Plus Fund	45,239	(45,239)	—
As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:
	International Fund	Global Fund	Global Income Fund
Cost of investments for tax purposes	$ 828,791,614	$32,878,255	$1,463,546
Gross tax unrealized appreciation	32,038,453	6,804,229	126,191
Gross tax unrealized depreciation	(158,686,724)	(3,452,424)	(141,551)
Net unrealized appreciation (depreciation)	(126,648,271)	3,351,805	(15,360)
Distributable ordinary income	4,596,644	106,117	5,372
Distributable long-term capital gains	—	—	16,685
Total distributable earnings	4,596,644	106,117	22,057
Other accumulated gains/(losses)	(9,298,007)	(961,786)	(249)
Total accumulated earnings	$(131,349,634)	$ 2,496,136	$ 6,448

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund	International Small Cap Fund	Small Cap Value Fund	Core Plus Fund
Cost of investments for tax purposes	$1,618,681,577	$ 624,367,204	$ 521,227	$84,394,191
Gross tax unrealized appreciation	119,412,401	22,458,602	52,860	3,749,277
Gross tax unrealized depreciation	(315,105,400)	(145,260,976)	(58,673)	(1,799,081)
Net unrealized appreciation (depreciation)	(195,692,999)	(122,802,374)	(5,813)	1,950,196
Distributable ordinary income	6,619,964	770,347	—	77,410
Distributable long-term capital gains	—	—	—	—
Total distributable earnings	6,619,964	770,347	—	77,410
Other accumulated gains/(losses)	(18,939,536)	(127,801,947)	(196,441)	(1,849,062)
Total accumulated earnings	$ (208,012,571)	$(249,833,974)	$(202,254)	$ 178,544
The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are permanent.
The tax composition of dividends for the years ended September 30, 2019 and September 30, 2018 for the Funds, were as follows:
	Ordinary Income		Long Term Capital Gains
	2019	2018	2019	2018
International Fund	$28,827,055	$11,817,058	$ —	$ —
Global Fund	1,021,928	1,314,875	2,856,903	1,417,148
Global Income Fund	45,084	36,763	40,691	28,247
Emerging Markets Fund	27,484,796	29,717,180	—	—
International Small Cap Fund	18,353,209	77,837,530	9,532,372	50,038,482
Small Cap Value Fund	581,016	39,652	165,379	—
Core Plus Fund	2,430,949	2,721,143	—	—
At September 30, 2019 the Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:
	Indefinite	Utilized
International Fund	$ (9,226,797)	$ —
Global Fund	(950,950)	—
Global Income Fund	—	—
Emerging Markets Fund	(18,799,153)	(22,428,395)
International Small Cap Fund	(127,759,352)	—
Small Cap Value Fund	(192,103)	—
Core Plus Fund	(1,849,062)	—

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 7–OFFERING PRICE PER SHARE
The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Global Income, Emerging Markets, International Small Cap and Small Cap Value Funds, and 3.75% for the Core Plus Fund. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A shares redeemed. Class C shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.
NOTE 8–TRANSACTIONS WITH AFFILIATES
The following issuers were affiliated with the Emerging Markets Fund and International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as these Funds held 5% or more of the outstanding voting securities of the following issuers during the six months from October 1, 2019 through March 31, 2020:
Emerging Markets Fund
Issuer Name	Share Balance At October 1, 2019	Additions	Reductions	Share Balance At March 31, 2020	Dividend Income	Unrealized Appreciation/(Depreciation)	Realized Gain/(Loss)	Value At March 31, 2020
Urbi Desarrollos Urbanos SAB de CV	10,242,449	—	—	10,242,449	$—	$(414,564)	$—	$363,974
					$—	$(414,564)	$—	$363,974

International Small Cap Fund
Issuer Name	Share Balance At October 1, 2019	Additions	Reductions	Share Balance At March 31, 2020	Dividend Income	Unrealized Appreciation/(Depreciation)	Realized Gain/(Loss)	Value At March 31, 2020
Desarrolladora Homex SAB de CV	279,501,983	—	—	279,501,983	$—	$ (659,410)	$—	$ 459,504
Urbi Desarrollos Urbanos SAB de CV	16,033,402	—	—	16,033,402	—	(648,953)	—	569,761
					$—	$(1,308,363)	$—	$1,029,265

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 9–OWNERSHIP BY AFFILIATED PARTIES
As of March 31, 2020, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares in each class of the Funds as follows:
	Global Fund	Global Income Fund
	Class I	Class I
Shares	178,747	66,878
% of Total Outstanding Shares	12.14%	50.21%

	Small Cap Value Fund		Core Plus Fund
	Class I	Class R6	Class I	Class R6
Shares	12,401	11	1,200,128	12
% of Total Outstanding Shares	21.19%	100.00%	13.59%	100.00%
NOTE 10–IN-KIND TRANSACTIONS
Unaffiliated Transactions
On June 12, 2019, a shareholder of the Global Equity Fund redeemed assets through an in-kind redemption. In this transaction, the Fund transferred securities with a value of $2,112,940 to the redeeming shareholder which is shown in the Statement of Changes in Net Assets. The Fund recognized a net realized gain in the amount of $91,756, which is reflected on the Statement of Operations.
On June 12, 2019, a shareholder of the Small Cap Value Fund redeemed assets through an in-kind redemption. In this transaction, the Fund transferred securities with a value of $3,609,199 to the redeeming shareholder which is shown in the Statement of Changes in Net Assets. The Fund recognized a net realized loss in the amount of $959,099, which is reflected on the Statement of Operations.
NOTE 11–NEW ACCOUNTING PRONOUNCEMENTS
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt this disclosure in this report.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 12–CORONAVIRUS (COVID-19) PANDEMIC
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases, yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
NOTE 13–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note, other than the item noted below.
The Board of Trustees, based on the recommendation of the Advisor, approved a plan of liquidation of the Global Equity Income Fund providing for liquidation of the Fund on or around June 30, 2020.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT
In November, 2019, the Board of Trustees of Brandes Investment Trust (“Trust”), including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (“Agreement”) between the Trust and Brandes Investment Partners, L.P. (“Adviser”) for an additional one-year term with respect to the following series of the Trust (each, a “Fund”): Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Global Equity Income Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Core Plus Fixed Income Fund and Brandes Small Cap Value Fund.
Information Reviewed
During the course of each year, the Board receives and reviews a wide variety of materials relating to the nature, quality and extent of the services provided by the Adviser to the Funds, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with the Board’s annual review of the Agreement, the Trustees requested and reviewed supplementary information from the Adviser that included materials and analysis about the Funds’ investment results and advisory fees; information about the services provided by the Adviser to the Funds, such as compliance monitoring and portfolio trading practices, and the risks assumed by the Adviser in connection with those services; information about the services provided and the fees charged by the Adviser to its institutional and other clients employing similar strategies, including comparisons of those services and fees to the services and fees for the Funds; financial and profitability information regarding the Adviser and its relationship with the Funds; and information about the Adviser’s investment and other personnel providing services to the Funds, as well as the Adviser’s practices to evaluate and compensate its investment personnel. The Trustees also obtained and reviewed information from Broadridge Financial Solutions, an independent third party data provider, comparing the Funds’ investment results and fees and expenses to those of peer groups and categories of funds identified by Broadridge as similar to the Funds.
In connection with the Board’s reviews, the Trustees received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The Board discussed the approval of the Agreement with respect to each Fund with representatives of the Adviser at two Board meetings, and the independent Trustees discussed the Agreement in multiple private sessions with counsel at which no representatives of the Adviser were present. In deciding to approve the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee may have attributed different weight to each factor considered. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Quality and Extent of Services
The Trustees considered the overall nature, quality and extent of services provided by the Advisor to the Funds. They considered, among other things, the quality and depth of the Advisor’s investment, compliance and other personnel, the Advisor’s regulatory compliance resources and program, the Advisor’s business continuity and cyber-security programs, and the day-to-day administrative services provided to the Funds.
With respect to the Funds’ investment results, the Trustees reviewed and considered detailed information provided by Broadridge comparing each Fund’s investment results to those of a peer group of similarly managed funds selected by Broadridge, a larger group of funds selected by Broadridge in the same Morningstar category managed with the same general style, and the Fund’s benchmark index. The Trustees also met with representatives of Broadridge, and discussed with them the methodology used by Broadridge in determining the Funds’ peer groups and categories. The Trustees received written confirmation that Broadridge had selected peer group and category funds for comparison to the Funds independently of the Advisor. The Trustees noted that while the Broadridge information covered both peer group and category funds, the Trustees focused more on the peer group information because the peer group funds were more directly comparable to the Funds.
The Trustees considered that for the one-, three-, five- and ten-year periods ended September 30, 2019, as applicable, the investment results of the Class I shares of the Funds were mixed versus the funds in their respective peer groups, as well as versus their respective benchmarks:
•	International Equity: first or second quartile, and underperformed the benchmark, for all periods;
•	Global Equity: fourth quartile, and underperformed the benchmark, for all periods;
•	Global Equity Income: fourth quartile, and underperformed the benchmark, for the one- and three-year periods;
•	Emerging Markets Value: first quartile for the one- and three-year periods and third quartile for the five-year period, and outperformed the benchmark for the one-year period and underperformed the benchmark for all other periods;
•	International Small Cap Equity: third quartile for the one-year period and fourth quartile for the three- and five-year periods, and underperformed the benchmark for all periods,;
•	Core Plus Fixed Income: fourth quartile, and underperformed the benchmark, for the one-, three- and five-year periods, and second quartile, and outperformed the benchmark, for the ten-year period; and

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

•	Small Cap Value: second quartile, and outperformed the benchmark, for the one-year period.
The Trustees considered, among other things, that the Small Cap Value Fund has a short operating history as a registered investment company; that the Global Equity Income Fund has a relatively short operating history; that the Small Cap Value and Global Equity Income Funds have very small assets; and that one or more Funds may hold significant cash positions, and that these positions may impact investment performance.
In evaluating the Funds’ performance, the Trustees generally considered long-term performance to be more important than short-term performance, but noted that short-term performance may be helpful in showing an improving trend. The Trustees noted the Advisor’s continued commitment to the Graham and Dodd value strategy of investment management and its lack of style drift compared to other value managers; considered that it is not unusual for the performance of funds managed with such a long-term strategy to fall below performance measurement indices for some periods; and noted the Advisor’s observations regarding the market environment in recent years, including the extended period that the value strategy has been out of favor in the market. They also noted that the Funds’ investment approach is fully described in the prospectus, enabling the Funds’ shareholders to decide if they are willing to accept the long-term outlook associated with the Advisor’s investment approach.
Based on these reviews, the Trustees determined that under all of the circumstances the nature and quality of the services provided by the Advisor were sufficient for renewal of the Funds’ investment advisory agreement.
Advisory Fees, Total Expenses, Profitability and Ancillary Benefits
With respect to advisory fees, the Trustees considered the following:
•	The Funds’ contractual advisory fees generally compared favorably to the median advisory fees of the funds in their respective peer groups: within one basis point of the median for the International Equity, Global Equity and International Small Cap Equity Funds; within five basis points of the median for the Global Equity Income, Emerging Markets Value and Core Plus Fixed Income Funds (below the median for the Emerging Markets Value and Core Plus Fixed Income Funds); and considerably below the median for the Small Cap Value Fund.
•	The advisory fees charged by the Advisor to comparable institutional and other accounts. The Trustees considered that these fees generally are lower than the fees charged the Funds, and noted the information provided by the Advisor regarding the additional risks, responsibilities and expenses that the Advisor incurs in sponsoring and operating the Funds.
With respect to the total expenses of the Funds, the Trustees considered the following:

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

•	Total expenses represent the amount actually paid by Fund shareholders.
•	All of the Funds are subject to expense caps.
•	The Funds’ actual total expenses generally compared favorably to the median total expenses of the funds in their respective peer groups: at the median for the International Small Cap Equity and Core Plus Fixed Income Funds; three basis points below the median for the International Equity Fund and two basis points below the median for the Emerging Markets Value Fund; one basis point above the median for the Global Equity Income Fund and five basis points above the median for the Global Equity Fund; and 15 basis points below the median for the Small Cap Value Fund.
The Trustees determined that the Funds’ advisory fees and total expense levels were fair and reasonable.
The Trustees considered that last year the Advisor had agreed to add a breakpoint to the fee schedule for the International Small Cap Fund. They considered that although the fee schedules for a number of the other Funds did not yet have breakpoints, it was premature to discuss economies of scale for those Funds when the Advisor is still subsidizing the Funds’ expenses, and that the matter could be discussed in the future as the Funds’ assets increase. The Trustees concluded that there was a reasonable sharing of any efficiencies or economies of scale at this time.
The Trustees reviewed and considered information about the Advisor’s financial capability to continue to provide services to the Funds, as well as an analysis of the profitability to the Advisor of its relationship with the Funds. The Trustees considered information regarding the ancillary benefits to the Adviser from its relationship with the Funds, which primarily related to the benefits of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Funds. The Trustees concluded that the Advisor’s profitability from its relationship with the Funds is not excessive and that any ancillary benefits received are reasonable under the circumstances.
Conclusions
Based on their review, including consideration of the factors identified above, the Board and the independent Trustees concluded in the exercise of their reasonable business judgment that the advisory fees contemplated by the Agreement are fair and reasonable to each Fund and its shareholders, and that renewal of the Agreement is in the best interests of each Fund and its shareholders.
PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Funds’ complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Trust’s Part F of Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Part F of Form N-PORT filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Part F of Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator,the Trust's Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	8	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	8	Hotchkis and Wiley Mutual Funds
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	8	None

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and President	Since July 2006	Executive Director of the Advisor since January 2004.	8	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	8	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

Brandes Investment Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Global Equity Income Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Small Cap Value Fund and the Brandes Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.

SEMI-ANNUAL
REPORT

SEPARATELY MANAGED ACCOUNT RESERVE TRUST
For the six months ended March 31, 2020
Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://www.brandesfunds.com/literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-395-3807, sending an e-mail request to info@brandesfunds.com, or by enrolling at http://www.brandesfunds.com/literature.html.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-395-3807 or send an email request to info@brandesfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

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Brandes Separately Managed Account Reserve Trust
Dear Fellow Investor,
The net asset value of the Brandes Separately Managed Account Reserve Trust declined -0.26% in the six months ended March 31, 2020. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index rose 3.33%.
Coronavirus, lockdown, shelter in place, self-quarantine and social distancing were not part of the normal lexicon but have quickly become the ubiquitous language defining this unusual period.
The coronavirus pandemic upended the markets in March, following solid gains among many equity and fixed-income sectors in January and February.
Within fixed income, both investment-grade and high-yield corporate bonds experienced historic declines in March, with the Bloomberg Barclays U.S. Credit Index posting its worst month of excess returns (versus similar maturity U.S. Treasuries) in the index’s history.
Amid heightened volatility during this time, there were cries among some investors that the fixed-income market was broken, until the Federal Reserve (Fed) stepped in with a stimulus package that has the potential to make the 2008 Global Financial Crisis (GFC) intervention look like child’s play.
The Fed certainly dug deep within its tool kit in an attempt to mitigate market damage. Among the central bank’s biggest moves included a reduction of the federal funds rate to zero, the intention to purchase as many U.S. Treasury and agency mortgage-backed securities (MBS) as necessary, and the creation of a new facility that will purchase investment-grade corporate bonds and exchange-traded funds (ETFs) in the primary and secondary markets. The net result is that the Fed can potentially triple the size of its balance sheet from pre-pandemic levels if it fully utilizes its announced emergency lending capacity. During March, the Fed purchased $843 billion of U.S. Treasury securities and $292 billion of Agency MBS—for a combined total of $1.1 trillion.1
To put those figures in context, prior to March 2020, the Fed’s third round of formal quantitative easing from September 2012 to October 2014 totaled $1.6 trillion in U.S. Treasury and agency MBS. Additionally, estimates coming into the year projected agency MBS net supply for 2020 around $285 billion, which means the Fed just effectively purchased 102% of projected net annual supply over a couple of weeks in March.2
As far as the market being broken—unlike during the GFC—the primary market activity was robust and active for issuers with solid credit fundamentals and investors well positioned in their portfolios with cash and U.S. Treasuries to spend. During the last full week of March, the investment grade primary market saw 49 issuers price

[1]	U.S. Insights: The Fed’s Balance Sheet Could Reach $12 Trillion, Bloomberg, 4/2/2020.

[2]	Source: Citigroup’s Global Securitized Products Weekly, 3/22/2020
2

Brandes Separately Managed Account Reserve Trust
$109 billion in new issue supply—the largest week of outstanding notional issuance in history. On average, order books were 6.7 times oversubscribed.3
Performance Details
The Fund’s weightings favored shorter-maturity corporate bonds which helped performance. The average duration of the Fund’s corporate holdings was under three years for much of the period, until the last two weeks of the first quarter when purchase activity extended the duration to just above three years. The average duration of corporate bonds in the benchmark was approximately eight years. During the first quarter, 1-3 year maturity investment-grade corporate bonds outperformed 7-10 year maturity corporate bonds by over 10%.
The Fund’s higher allocation to U.S. Treasuries also aided returns, as all other taxable fixed-income sectors posted negative returns relative to U.S. Treasuries during the period. Throughout the period, the Fund’s U.S. Treasury weight was consistently between 27% and 35%.
Furthermore, our underweight to agency MBS aided returns. While agency MBS staged a fierce rally after the Fed announced a direct purchase program of agency MBS in March, they still underperformed U.S. Treasuries during the period.
Detracting from returns was the Fund’s overall duration position. The duration was positioned within a band of approximately 80% to 89% of the benchmark’s duration during the first quarter. This positioning detracted from relative returns as interest rates fell dramatically across the yield curve.
Within corporate bonds, our allocation to the energy industry was the largest detractor from returns. Prior to the pandemic, the industry was already dealing with the challenge of low oil and natural gas prices from a relatively benign winter season. The coronavirus pandemic created a more acute demand shock and production disagreements between Saudi Arabia and Russia, leading to a supply shock. The combination of lower demand and increased supply sent oil prices to the lowest levels in 18 years.
Toward the end of the first quarter, we viewed the dramatic corporate-bond market selloff as an opportunity to add to a number of existing holdings. These included Netflix (2021 maturity), Avon Products (2022 maturity), Wyndham Destinations (2023 maturity), Iron Mountain (2027 maturity) and JPMorgan (perpetual floating rate note). We added one new holding in Charter Communications (2025 maturity). The total size of the additions was between 2.5% to 3% of the portfolios. We used a combination of cash, U.S. Treasuries and proceeds from a Wells Fargo holding that was called in mid-March to fund the purchases.

[3]	Source: Citigroup New Issue IB Chat 3/30/2020
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Brandes Separately Managed Account Reserve Trust
The consistent themes running through the portfolios’ purchase activity was a preference for shorter maturities and allocation to credits that we believe have resilient and repeatable cash flows during this time of heightened uncertainty.
Outlook
Over the past few weeks, we have witnessed a number of pundits and talking heads declaring that this is the time to buy risk assets. Our question is, how can they possibly know that?
Does anyone remember that in late 2008/early 2009, there were three separate rallies in the broad U.S. equity indices of at least 20% before the equity market (and the credit markets) found an ultimate bottom in March 2009?
In our view, there are currently more unknowns in the market than at any time since the dark days of the GFC in 2008/2009. It’s simply difficult, if not impossible, to accurately predict the depth and breadth of the human and economic damage from this pandemic.
Investors and pundits want to believe in a robust rebound, such as a V-shaped recovery, but basic belief is not a sound investment philosophy, in our opinion. We feel that the current investment environment requires continued patience to get a holistic picture of the extent of the economic damage.
While we feel it is too early and potentially dangerous to declare this period as the time to buy, we do think that it is a time to buy. Fundamental values have improved—this is what we believe matters most to long-term performance. For example, value opportunities have emerged among fundamentally solid credits sold by investors needing to raise cash in a market downturn, as technical dislocations have been a prominent feature over the past few weeks.
In this challenging investment environment, we remain on the lookout for opportunities to thoughtfully redeploy cash and U.S. Treasuries into value-oriented securities, as we continue our measured, deliberate and cautious approach in reallocating capital in the coming months.
As always, thank you for your business and continued trust.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country
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Brandes Separately Managed Account Reserve Trust
markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.
As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
The Bloomberg Barclays U.S. Credit Index measures the U.S. dollar-denominated, fixed-rate taxable corporate and government related bond markets. The index is a total return index which reflects the price changes and interest of each bond in the index.
It is not possible to invest directly in an index.
Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.
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Brandes Separately Managed Account Reserve Trust
Federal Funds Rate: The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.
Floating Rate: A debt instrument that does not have a fixed rate of interest over the life of the instrument.
Notional Issue/Notional Value: Total value of a position or an agreed upon amount in a contract.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Yield Curve: A graphical comparison of the relationship between interest rates for loans of various maturities with similar credit quality. A typical yield curve slopes upward to reflect higher interest rates for longer maturities.
The Brandes Separately Managed Account Reserve Trust Fund is distributed by ALPS Distributors, Inc.
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Brandes Separately Managed Account Reserve Trust
The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from March 31, 2010 to March 31, 2020 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Intermediate Credit Bond Index for the same period.
Value of $10,000 Investment vs Bloomberg Barclays U.S. Aggregate Bond
Index & Bloomberg Barclays U.S. Intermediate Credit Bond Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2020(1)
	One Year	Five Years	Ten Years	Since Inception
Brandes Separately Managed Account Reserve Trust	2.70%	3.31%	5.81%	5.17%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	3.36%	3.88%	4.41%
Bloomberg Barclays U.S. Intermediate Credit Bond Index	3.28%	2.65%	3.76%	4.34%

(1)	The inception date is October 3, 2005.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
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Brandes Separately Managed Account Reserve Trust
Asset Allocation as a Percentage of Total Investments as of
March 31, 2020 (Unaudited)
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Brandes Separately Managed Account Reserve Trust
Expense Example (Unaudited)
As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that for this Fund, which is used in wrap-fee programs, fees and expenses are paid at the wrap account level rather than the Fund level.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$997.40	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).
**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
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Brandes Separately Managed Account Reserve Trust
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Seperately Managed Account Reserve Trust	$1,000.00	$1,025.00	0.00%	$0.00
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	176,124	$ 6,259
TOTAL COMMON STOCKS (Cost $1,887,387)		$ 6,259

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 12.21%
Federal Home Loan Mortgage Corporation – 4.92%
Pool G1-8578 3.000%, 12/1/2030	$ 1,677,374	$ 1,762,610
Pool SD-8001 3.500%, 7/1/2049	4,624,074	4,877,052
Pool SD-8003 4.000%, 7/1/2049	2,012,377	2,142,682
		8,782,344
Federal National Mortgage Association – 7.29%
Pool AL9865 3.000%, 2/1/2047	1,532,758	1,615,656
Pool AS6201 3.500%, 11/1/2045	1,211,495	1,290,763
Pool BN6683 3.500%, 6/1/2049	3,003,409	3,172,693
Pool CA1624 3.000%, 4/1/2033	2,293,711	2,408,729
Pool MA3687 4.000%, 6/1/2049	4,273,193	4,548,738
		13,036,579
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $21,008,779)		$ 21,818,923
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 4.546%, 10/25/2036(b),(c)	$ 2,912	$ 2,328
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $2,913)		$ 2,328
US GOVERNMENTS – 34.82%
Sovereign – 34.82%
United States Treasury Note
2.375%, 8/15/2024	$ 1,250,000	$ 1,359,229
2.375%, 5/15/2029	9,845,000	11,325,211
United States Treasury Bond 4.750%, 2/15/2037	31,035,000	49,561,440
TOTAL US GOVERNMENTS (Cost $52,114,616)		$ 62,245,880
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

	Principal Amount	Value
CORPORATE BONDS – 47.03%
Automobiles – 2.95%
Ford Motor Credit Co. LLC 5.875%, 8/2/2021	$ 1,850,000	$ 1,813,000
General Motors Financial Co., Inc. 2.650%, 4/13/2020	3,460,000	3,457,313
		5,270,313
Banks – 9.01%
Citibank NA 2.100%, 6/12/2020	3,092,000	3,086,113
Goldman Sachs Group, Inc. 3.000%, 4/26/2022	3,405,000	3,429,974
JPMorgan Chase & Co. 5.239% (3M LIBOR + 3.470%), Perpetual(d)	6,083,000	5,430,659
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.5000%), Perpetual(d)	5,575,000	4,153,375
		16,100,121
Commercial Services & Supplies – 5.32%
ADT Corp. 3.500%, 7/15/2022	3,635,000	3,544,125
Iron Mountain, Inc. 4.875%, 9/15/2027(e)	2,925,000	2,837,250
Prime Security Services Borrower LLC 6.250%, 1/15/2028(e)	3,635,000	3,135,187
		9,516,562
Consumer Products – 4.03%
Avon International Operations, Inc. 7.875%, 8/15/2022(e)	5,035,000	4,499,236
Wyndham Destinations, Inc. 3.900%, 3/1/2023	3,225,000	2,709,000
		7,208,236
Food, Beverage & Tobacco – 1.50%
Pilgrim's Pride Corp. 5.750%, 3/15/2025(e)	2,665,000	2,684,987
Homebuilders – 3.07%
PulteGroup, Inc. 5.500%, 3/1/2026	3,920,000	3,855,183
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,710,000	1,624,500
		5,479,683
Insurance – 1.60%
American International Group, Inc. 6.400%, 12/15/2020	2,785,000	2,863,330
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
12

Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

	Principal Amount	Value
Media – 2.54%
Charter Communications Operating LLC 4.908%, 7/23/2025	$ 1,325,000	$ 1,406,611
Netflix, Inc. 5.375%, 2/1/2021	3,105,000	3,128,288
		4,534,899
Oil, Gas & Consumable Fuels – 8.22%
BP Capital Markets Plc 3.506%, 3/17/2025	3,375,000	3,498,338
Chesapeake Energy Corp. 7.000%, 10/1/2024	5,105,000	382,875
Chevron Corp. 2.100%, 5/16/2021	3,460,000	3,461,142
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,921,000	1,960,286
Occidental Petroleum Corp. 3.500%, 6/15/2025	1,705,000	872,387
Range Resources Corp. 5.000%, 3/15/2023	6,195,000	4,522,350
		14,697,378
Technology – 4.29%
Microsoft Corp. 2.400%, 2/6/2022	3,460,000	3,556,379
VMware, Inc. 3.900%, 8/21/2027	4,176,000	4,114,775
		7,671,154
Telecommunications – 4.50%
AT&T, Inc. 3.000%, 6/30/2022	5,235,000	5,280,549
Frontier Communications Corp. 6.250%, 9/15/2021	5,640,000	1,353,600
Telefonica Emisiones SA 5.462%, 2/16/2021	1,390,000	1,409,357
		8,043,506
TOTAL CORPORATE BONDS (Cost $93,734,778)		$ 84,070,169
ASSET BACKED SECURITIES – 3.36%
Student Loan – 3.36%
SLM Private Credit Student Loan Trust Series 2004-B, 1.170% (3M LIBOR + 0.430%), 9/15/2033(d)	$ 1,500,000	$ 1,402,529
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2020 (Unaudited) (continued)

	Principal Amount	Value
SLM Private Credit Student Loan Trust Series 2005-A, 1.051% (3M LIBOR + 0.310%), 12/15/2038(d)	$ 1,865,000	$ 1,780,820
SLM Private Credit Student Loan Trust Series 2006-A, 1.031% (3M LIBOR + 0.290%, minimum of 0.290%), 6/15/2039(d)	2,942,699	2,823,545
TOTAL ASSET BACKED SECURITIES (Cost $5,840,186)		$ 6,006,894

	Shares	Value
SHORT-TERM INVESTMENTS – 2.93%
Money Market Funds – 2.93%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.400%(f)	$ 5,230,840	$ 5,230,840
TOTAL SHORT-TERM INVESTMENTS (Cost $5,230,840)		$ 5,230,840
Total Investments (Cost $179,819,499) – 100.35%		$179,381,293
Other Assets – (0.35)%		(626,288)
Total Net Assets – 100.00%		$178,755,005

Percentages are stated as a percent of net assets.
LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $2,328 or 0.00% of the Fund’s net assets and is classified as a Level 3 security. See Note 2 in the Notes to Financial Statements.
(c)	Variable rate security. The coupon is based on an underlying pool of loans.
(d)	Variable rate security. The coupon is based on a reference index and spread index.
(e)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,156,660, which represented 7.36% of the net assets of the Fund.
(f)	The rate shown is the annualized seven day yield as of March 31, 2020.
The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
14

Brandes Separately Managed Account Reserve Trust
STATEMENT OF ASSETS AND LIABILITIES — March 31, 2020 (Unaudited)

ASSETS
Investment in securities, at cost	$179,819,499
Investment in securities, at value	$179,381,293
Receivables:
Fund shares sold	87,193
Interest	1,215,581
Total Assets	180,684,067
LIABILITIES
Payables:
Payable for securities purchased	1,364,152
Fund shares redeemed	525,373
Dividends payable	39,537
Total Liabilities	1,929,062
NET ASSETS	$178,755,005
COMPONENTS OF NET ASSETS
Paid-in Capital	$185,292,688
Total distributable earnings (loss)	(6,537,683)
Total Net Assets	$178,755,005
Net asset value, offering price and redemption proceeds per share
Net Assets	$178,755,005
Shares outstanding (unlimited shares authorized without par value)	20,947,517
Offering and redemption price	$ 8.53
The accompanying notes to financial statements are an integral part of this statement.
15

Brandes Separately Managed Account Reserve Trust
STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2020 (Unaudited)
(continued)

INVESTMENT INCOME
Income
Dividend income	$ 10,626
Interest income	3,510,549
Total Income	3,521,175
Expenses (Note 3)
Total expenses	—
Total net expenses	—
Net investment income	3,521,175
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(2,629,076)
Net change in unrealized depreciation on investments	(1,244,259)
Net realized and unrealized loss on investments	(3,873,335)
Net Increase in net assets resulting from operations	$ (352,160)
The accompanying notes to financial statements are an integral part of this statement.
16

Brandes Separately Managed Account Reserve Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2020	Year Ended September 30, 2019
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 3,521,175	$ 7,412,642
Net realized gain (loss) on investments	(2,629,076)	(974,165)
Net change in unrealized appreciation (depreciation) on investments	(1,244,259)	2,335,798
Net increase in net assets resulting from operations	(352,160)	8,774,275
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(3,678,242)	(7,370,934)
Decrease in net assets from distributions	(3,678,242)	(7,370,934)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,537,548	40,330,186
Net asset value of shares issued on reinvestment of distributions	3,441,071	6,971,775
Cost of shares redeemed	(19,225,687)	(48,308,152)
Net increase (decrease) in net assets from capital share transactions	5,752,932	(1,006,191)
Total increase in net assets	1,722,530	397,150
NET ASSETS
Beginning of the Period	177,032,475	176,635,325
End of the Period	$178,755,005	$177,032,475
The accompanying notes to financial statements are an integral part of this statement.
17

Brandes Separately Managed Account Reserve Trust
FINANCIAL HIGHLIGHTS  (continued)

Six Months Ended March 31,	Year Ended September 30,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 8.73	$ 8.65	$ 8.94	$ 9.02	$ 8.69	$ 9.03
Total from investment operations:
Net investment income(1)	0.17	0.36	0.39	0.39	0.44	0.43
Net realized and unrealized gain/(loss) on investments	(0.19)	0.08	(0.29)	(0.08)	0.33	(0.34)
Total from investment operations	(0.02)	0.44	0.10	0.31	0.77	0.09
Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.36)	(0.39)	(0.39)	(0.44)	(0.43)
Total dividends and distributions	(0.18)	(0.36)	(0.39)	(0.39)	(0.44)	(0.43)
Net asset value, end of period	$ 8.53	$ 8.73	$ 8.65	$ 8.94	$ 9.02	$ 8.69
Total return	(0.26%) (2)	5.29%	1.12%	3.57%	9.24%	0.93%
Net assets, end of period (millions)	$178.8	$177.0	$176.6	$176.7	$163.9	$159.8
Ratio of expenses to average net assets(3)	0.00% (4)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(3)	3.94% (4)	4.27%	4.43%	4.39%	5.12%	4.77%
Portfolio turnover rate	15.60% (2)	35.99%	42.90%	39.74%	53.60%	32.78%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Annualized.
The accompanying notes to financial statements are an integral part of this statement.
18

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2020, the Fund did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange
19

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Fund may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund did not have any open commitments on delayed delivery securities as of March 31, 2020.
D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably
20

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2016 through 2019). As of March 31, 2020 the Trust has no examinations in progress.
Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2019.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Fund are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
H.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in
21

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the Financial Accounting Standards Board has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.
Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
I.	Security Valuation. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.
Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there has been no sales on the valuation date are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).
22

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.
In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
23

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.
The Fund may enter into mortgage dollar roll transactions in which the
Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and marketbased yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.
Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of March 31, 2020.
24

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.
Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
The following is a summary of the level inputs used, as of March 31, 2020, involving the Fund's assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Seperately Managed Account Reserve Trust
Common Stocks	$ 6,259	$ —	$ —	$ 6,259
Asset Backed Securities	—	6,006,894	—	6,006,894
Corporate Bonds	—	84,070,169	—	84,070,169
Government Securities	—	62,245,880	—	62,245,880
Mortgage Backed Securities	—	21,818,923	2,328	21,821,251
Short-Term Investments	5,230,840	—	—	5,230,840
Total Investments in Securities	$5,237,099	$174,141,866	$2,328	$179,381,293
Management has determined that the amount of Level 3 securities in the Fund compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended March 31, 2020.
NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from
25

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.
B.	Administration Fee. Prior to February 1, 2020, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, acted as administrator for the Fund. Effective February 1, 2020, The Northern Trust Company (the "Administrator") acts as the administrator for the fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.
NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended March 31, 2020:
U.S. Government		Other
Purchases	Sales	Purchases	Sales
$17,513,030	$9,532,548	$17,098,163	$17,000,680
NOTE 5–CAPITAL STOCK TRANSACTIONS
The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2020 and September 30, 2019, was as follows (shares and dollar amounts in thousands):
	Six Months Ended 3/31/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount
Shares Sold	2,487	$ 21,538	4,695	$ 40,330
Issued on Reinvestment of Distributions	396	3,441	811	6,972
Shares Redeemed	(2,223)	(19,226)	(5,632)	(48,308)
Net Increase/(Decrease) Resulting from Fund Share Transactions	660	$ 5,753	(126)	$ (1,006)
26

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 6–FEDERAL INCOME TAX MATTERS
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2019, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment of paydowns, the difference between book and tax accretion methods for market premium and the expiration of capital loss carryforwards:
Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$156,974	$6,344,857	$(6,501,831)
As of September 30, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:
Cost of investments for tax purposes	$175,771,086
Gross tax unrealized appreciation	8,795,139
Gross tax unrealized depreciation	(8,118,417)
Net unrealized appreciation (depreciation)	676,722
Distributable ordinary income	249,190
Distributable long-term capital gains	—
Total distributable earnings	249,190
Other accumulated losses	(3,433,193)
Total accumulated losses	$ (2,507,281)
The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.
As of September 30, 2019, the Fund had a capital loss with an indefinite expiration in the amount of $3,433,193. At September 30, 2019, the Fund utilized $149,153 of capital loss carryforwards. At September 30, 2019, the Fund had $6,501,831 of capital loss carryforwards expire.
The tax compositions of dividends for the years ended September 30, 2019 and September 30, 2018 for the Fund were as follows:
Ordinary Income		Long Term Capital Gains
2019	2018	2019	2018
$7,370,935	$7,860,061	$—	$—
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 7–NEW ACCOUNTING PRONOUNCEMENTS
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt this disclosure in this report.
NOTE 8–CORONAVIRUS (COVID-19) PANDEMIC
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases, yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
NOTE 9–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT
In November, 2019, the Board of Trustees of Brandes Investment Trust (“Trust”), including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (“Agreement”) between the Trust and Brandes Investment Partners, L.P. (“Adviser”) for an additional one-year term with respect to the Separately Managed Account Reserve Trust, a series of the Trust (the “Fund”).
Information Reviewed
During the course of each year, the Board receives and reviews a wide variety of materials relating to the nature, quality and extent of the services provided by the Adviser to the Fund, including reports on the fund's investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with the Board’s annual review of the Agreement, the Trustees requested and reviewed supplementary information from the Adviser that included materials and analysis about the Fund's investment results and advisory fees; information about the services provided by the Adviser to the Fund, such as compliance monitoring and portfolio trading practices, and the risks assumed by the Adviser in connection with those services; information about the services provided and the fees charged by the Adviser to its institutional and other clients employing similar strategies, including comparisons of those services and fees to the services and fees for the Fund; financial and profitability information regarding the Adviser and its relationship with the Fund; and information about the Adviser’s investment and other personnel providing services to the Fund, as well as the Adviser’s practices to evaluate and compensate its investment personnel. The Trustees also obtained and reviewed information from Broadridge Financial Solutions, an independent third party data provider, comparing the Fund’s investment results and fees and expenses to those of peer groups and categories of funds identified by Broadridge as similar to the Fund.
In connection with the Board’s reviews, the Trustees received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The Board discussed the approval of the Agreement with respect to the Fund with representatives of the Adviser at two Board meetings, and the independent Trustees discussed the Agreement in multiple private sessions with counsel at which no representatives of the Adviser were present. In deciding to approve the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee may have attributed different weight to each factor considered. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.
Nature, Quality and Extent of Services
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

The Trustees considered the overall nature, quality and extent of services provided by the Advisor to the Fund. They considered, among other things, the quality and depth of the Advisor’s investment, compliance and other personnel, the Advisor’s regulatory compliance resources and program, the Advisor’s business continuity and cyber-security programs, and the day-to-day administrative services provided to the Fund.
With respect to the Fund’s investment results, the Trustees reviewed and considered detailed information provided by Broadridge comparing the Fund’s investment results to those of a peer group of similarly managed funds selected by Broadridge, a larger group of funds selected by Broadridge in the same Morningstar category managed with the same general style, and the Fund’s benchmark index. The Trustees also met with representatives of Broadridge, and discussed with them the methodology used by Broadridge in determining the Fund’s peer group and category. The Trustees received written confirmation that Broadridge had selected peer group and category funds for comparison to the Fund independently of the Advisor. The Trustees noted that while the Broadridge information covered both peer group and category funds, the Trustees focused more on the peer group information because the peer group funds were more directly comparable to the Fund.
The Trustees considered that for the one-, three-, five- and ten-year periods ended September 30, 2019, as applicable, the investment results of the Fund’s single class of shares were mixed versus the funds in its peer group, as well as versus its benchmark: for the one-year period, performance was fourth quartile, for the three-year period, third quartile, and for the five- and ten-year periods, first quartile; and versus the benchmark, performance lagged benchmark for the one-year period but was ahead of benchmark for the three-, five- and ten-year periods.
In evaluating the Fund’s performance, the Trustees generally considered long-term performance to be more important than short-term performance, but noted that short-term performance may be helpful in showing an improving trend. The Trustees noted the Advisor’s continued commitment to the Graham and Dodd value strategy of investment management and its lack of style drift compared to other value managers; considered that it is not unusual for the performance of funds managed with such a long-term strategy to fall below performance measurement indices for some periods; and noted the Advisor’s observations regarding the market environment in recent years, including the extended period that the value strategy has been out of favor in the market. They also noted that the Fund’s investment approach is fully described in the prospectus, enabling Fund shareholders to decide if they are willing to accept the long-term outlook associated with the Advisor’s investment approach.
Based on these reviews, the Trustees determined that under all of the circumstances the nature and quality of the services provided by the Advisor were sufficient for renewal of the Fund’s investment advisory agreement.
30

Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits
With respect to advisory fees, the Trustees considered that investors in the Fund must be clients of wrap account programs sponsored by broker-dealers which have agreements with the Advisor or certain other persons or entities. They considered that the Fund does not pay advisory fees or other expenses, all of which are borne by the Advisor, but that investors pay management fees and other expenses at the wrap account level, and that the Advisor receives compensation from the wrap program sponsors and others. The Trustees determined that the Fund’s advisory fees and total expense levels were fair and reasonable in light of the structure of the product. The Trustees also concluded that there was a reasonable sharing of any efficiencies or economies of scale at this time in light of the structure of the product.
The Trustees reviewed and considered information about the Advisor’s financial capability to continue to provide services to the Fund, as well as an analysis of the profitability to the Advisor of its relationship with the Fund. The Trustees considered information regarding the ancillary benefits to the Adviser from its relationship with the Fund, which primarily related to compensation from wrap program sponsors that offer the Fund. The Trustees concluded that the Advisor’s profitability from its relationship with the Fund is not excessive and that any ancillary benefits received are reasonable under the circumstances.
Conclusions
Based on their review, including consideration of the factors identified above, the Board and the independent Trustees concluded in the exercise of their reasonable business judgment that the Agreement is fair and reasonable to the Fund and its shareholders, and that renewal of the Agreement is in the best interests of the Fund and its shareholders.
PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Funds’ complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Trust’s Part F of Form N-PORT filings are available
31

Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Part F of Form N-PORT filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Part F of Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.
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Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator,the Trust's Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	8	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	8	Hotchkis and Wiley Mutual Funds
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	8	None
33

Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and President	Since July 2006	Executive Director of the Advisor since January 2004.	8	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	8	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.
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Brandes Separately Managed Account Reserve Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.
35

ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940 (“the Act”)) as of a date within 90 days of the filing date of this report, as required by 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the last fiscal quarter of the period covered by this report that materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Incorporated by reference to the Registrant’s Form N-CSR filed January 7, 2005.

(a)	(2) Filed herewith.

(a)	(3) Not applicable to open-end investment companies.

(a)	(4) There has been no change to the registrant’s independent public accountant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.– Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandes Investment Trust

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: June 5, 2020

By:	/s/ Gary Iwamura
Gary Iwamura
Treasurer and Principal Financial Officer

Date: June 5, 2020